Exhibit 10.3

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Amendment 7

SPECIAL BUSINESS PROVISIONS

between

THE BOEING COMPANY

and

SPIRIT AEROSYSTEMS, INCORPORATED.

MS-65530-0016

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016 Amendment 7

TABLE OF CONTENTS

TITLE PAGE

TABLE OF CONTENTS

ATTACHMENTS

AMENDMENT PAGE

RECITAL PAGE

1.0	DEFINITIONS				9

2.0	CONTRACT FORMATION				13
	2.1	Order			13
	2.2	Entire Agreement			13
	2.3	Incorporated by Reference			13
	2.4	Written Authorization to Proceed			13

3.0	SUBJECT MATTER OF SALE				14
	3.1	Subject Matter of Sale			14
	3.2	Period of Performance			14
	3.3	Nonrecurring Work			14
		3.3.1	Engineering Services		14
			3.3.1.1	Engineering Services	14
		3.3.2	Product Development and Test		14
			3.3.2.1	Product Development and Test Activities	14
			3.3.2.2	Static and Fatigue Test Articles	15
		3.3.3	Certification Support		15
		3.3.4	Tooling		15
			3.3.4.1	Tooling – General	15
			3.3.4.2	Contractor Use-Tooling (also known as Seller-Use Tooling)	15
			3.3.4.3	Common-Use Tooling	15
			3.3.4.4	Use of Casting, Forging and Extrusion Tooling	16
			3.3.4.5	Initial Planning	16
			3.3.4.6	Title to Tooling	16
			3.3.4.7	Use and Disposition of Tooling	16
			3.3.4.8	Reserved	17
			3.3.4.9	Responsible Party	17
		3.3.5	Life Cycle Product Teams		17
		3.3.6	Weight Status Reporting		17
	3.4	Recurring Work			17
		3.4.1	Production Articles		17
		3.4.2	Delivery Point and Schedule		18
			3.4.2.1	Additional Events of Excusable Delay	18
		3.4.3	Transportation Routing Instructions		18
		3.4.4	Manufacturing Configuration		18
		3.4.5	Sustaining Product Definition		18
		3.4.6	Tooling Maintenance		18
		3.4.7	Maintenance of Production Planning		19
		3.4.8	Certification Support		19

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016 Amendment 7

		3.4.9	Type Design and Type Certification Data Development and Protection	19
		3.4.10	Seller Authorized Representative (AR) Requirements and Obligations	19
	3.5	Product Support and Miscellaneous		19
		3.5.1	Miscellaneous Work	19
		3.5.2	Delivery Schedule of Other Products and Performance of Services	19

4.0	PRICING			20
	4.1	Recurring Price		20
		4.1.1	Interim Extension Pricing	20
	4.2	RESERVED		21
	4.3	Pricing of Requirements for Modification or Retrofit		21
		4.3.1	Boeing Responsibility or Regulatory Requirement	21
		4.3.2	Reserved	21
	4.4	Expedite of Production Requirements		21
	4.5	Pricing for Derivatives		21
	4.6	POA Pricing		21

5.0	PAYMENT			22
	5.1	Invoicing		22
		5.1.1	Invoicing Requirements	22
		5.1.2	Invoicing Shipset Identification	22
		5.1.3	Customs Invoicing	22
		5.1.4	Mailing Instructions	22
		5.1.5	Pay From Receipt	22
	5.2	Recurring Payment		23
		5.2.1	Non-Recurring Payment	23
	5.3	Payment Method		25
	5.4	Payment Errors		25

6.0	CHANGES			25

7.0	CHANGE PROVISIONS			26
	7.1	Price Adjustment for Changes		26
	7.2	Change Pricing Criteria		26
	7.3	Reserved		28
	7.4	Reserved		28
	7.5	Schedule Acceleration/Deceleration		28
		7.5.1	Production Rates	28
	7.6	Total Cost Management		28
		7.6.1	Boeing Generated Technical and Cost Improvement	29
	7.7	Obsolescence		29
	7.8	Reserved		29
	7.9	Proposals for Price Adjustment		29
	7.10	Apportionment and Payment of Price Adjustments		31
		7.10.1	Recurring Work Price Adjustment	31
		7.10.2	Apportionment and Payment	31

8.0	GOVERNING QUALITY ASSURANCE REQUIREMENTS			31

9.0	STATUS REPORTS/REVIEWS			31

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016 Amendment 7

	9.1	Notification of Shipment		31
	9.2	General Reports Reviews		31
	9.3	Cost Performance Visibility		32
	9.4	Problem Reports		32
	9.5	Notice of Delay - Premium Effort		33
	9.6	Diversity Reporting Format		34
	9.7	Planning Schedule		34

10.0	BOEING ASSISTANCE			34
	10.1	Boeing Technical / Manufacturing Assistance Regarding Seller’s Nonperformance		34
	10.2	Other Boeing Assistance		34

11.0	REPAIR AUTHORIZATION			34
	11.1	Boeing-Performed Work		34
	11.2	Reimbursement for Repairs		35

12.0	OTHER REQUiREMENTS			35
	12.1	SUPPORTING DOCUMENTATION		35
		12.1.1	Supporting Documentation and Priority	35
		12.1.2	Revision of Documents	36
		12.1.3	Compliance	37
	12.2	RESERVED		37
	12.3	ACCOUNTABILITY FOR TOOLING		38
	12.4	CERTIFIED TOOL LISTS		38
	12.5	BOEING FURNISHED TOOLING		38
	12.6	PACKAGING AND SHIPPING		38
		12.6.1	Packaging	38
		12.6.2	Product Packaging	39
		12.6.3	Disposable Shipping Fixtures	39
		12.6.4	Packing Sheet and Test Reports	39
		12.6.5	Additional Copies	40
		12.6.6	Price Inclusive	40
	12.7	CYCLE TIME REQUIREMENTS		40
	12.8	COMPATIBILITY WITH ENGINEERING BUSINESS AND PRODUCTION SYSTEMS		40
	12.9	ELECTRONIC ACCESS AND EXCHANGE OF DIGITAL PRODUCT DEFINITION		40
		12.9.1	Exchange of Digital Product Definition between Boeing and Seller	40
		12.9.2	Systems/Software Compatibility between Boeing and Seller	40
		12.9.3	Electronic Access, Communications and Data Exchange via Telecommunications	41
	12.10	PROGRAM MANAGER		41
	12.11	SUBCONTRACTING		41
		12.11.1	Subcontractors and Suppliers	42
	12.12	INTERNATIONAL COOPERATION		42
		12.12.1	Market Access and Sales Support	42
		12.12.2	Offset Assistance	43
	12.13	SUPPLY CHAIN INTEGRATION		43

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016 Amendment 7

		12.13.1	Supplier Banked Material (SBM) or Boeing Provided Details (BPD)		43
			12.13.1.1	ATA Stringers	44
		12.13.2	Boeing Raw Material Strategy		44
		12.13.3	Third Party Pricing		45
			12.13.3.1	Toray Raw Material	45
		12.13.4	Obligation to Accept Assignment of Contracts		46
	12.14	Reserved			47
	12.15	LIFE CYCLE PRODUCT TEAM			47
		12.15.1	Purpose		47
			12.15.1.1	Qualifications	47
		12.15.2	Work Schedule		47
		12.15.3	Equipment and Supplies		47
		12.15.4	Employment Status		47
		12.15.5	Team Leader		48
		12.15.6	Discipline		48
		12.15.7	Removal of Personnel		48
	12.16	INCREMENTAL RELEASE			48
	12.17	PARTICIPATION			49
		12.17.1	Other Boeing Entilies		49
		12.17.2	RESERVED		49
		12.17.3	RESERVED		49
		12.17.4	Notification of Contract		49
	12.18	RESERVED			49
	12.19	Surplus Products			49
		12.19.1	Return of Surplus Products		49
		12.19.2	Substitution of Surplus Products		49

13.0	ORDER OF PRECEDENCE				50

14.0	RESERVED				51

15.0	APPLICABLE LAW				51

16.0	PRODUCT SUPPORT AND ASSURANCE				51
	16.1	Warranty			51
		16.1.1	Product Support and Assurance Document (PSAD) D6-83315		51

17.0	ADMINISTRATIVE MATTERS				51
	17.1	Administrative Authority			51
	17.2	Administrative Agreement			52

18.0	OBLIGATION TO PURCHASE AND SELL				52
	18.1	Replacements			52

19.0	STRATEGIC ALIGNMENT / SUBCONTRACTING				52

20.0	OWNERSHIP OF INTELLECTUAL PROPERTY				53
	20.1	Technical Work Product			53
	20.2	Inventions and Patents			53
	20.3	Works of Authorship and Copyrights			54
	20.4	Pre-Existing Inventions and Works of Authorship			55

21.0	SOFTWARE PROPRIETARY INFORMATION RIGHTS				55

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016 Amendment 7

22.0	INFRINGEMENT		55

23.0	DIGITIZATION OF PROPRIETARY INFORMATION and MATERIALS		56

24.0	CONFIGURATION CONTROL		56

25.0	Reserved		56

26.0	On-Site Support		57
	26.1	Indemnification Negligence of Seller or Subcontractor	57
	26.2	Commercial General Liability	57
	26.3	Automobile Liability	58
	26.4	Workers’ Compensation	58
	26.5	Certificates of Insurance	58
	26.6	Self-Assumption	58
	26.7	Protection of Property	59
	26.8	Compliance with Boeing Site Requimments	59

27.0	Reserved		59

28.0	DELIVERY – TITLE AND RISK OF LOSS		59
	28.1	Title and Risk of Loss	59

29.0	Reserved		60

30.0	CUSTOMER CONTACT		60

31.0	Reserved		60
	31.1	Interest on Overdue Amounts	60

32.0	SURVIVAL		60

33.0	INVENTORY AT CONTRACT COMPLETION		61

34.0	SELLER ASSISTANCE		61

35.0	NONRECURRING WORK TRANSFER		62

36.0	DISPOSITION OF TOOLING		62

37.0	CUSTOMS-TRADE PARTNERSHIP AGAINST TERRORISM (C-TPAT)		63

38.0	ENVIRONMENTAL MANAGEMENT SYSTEMS AND HEALTH AND SAFETY MANAGEMENT SYSTEMS		63

39.0	RESTRICTIONS ON LOBBYING		63
	39.1	Applicability	63
	39.2	Certification	64
	39.3	Flow Down	64

Signature Page

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016 Amendment 7

ATTACHMENTS

Attachment 1	Work Statement and Pricing
Attachment 2	Production Article Definition and Contract Change Notices
Attachment 3	Reserved
Attachment 4	Additional Statement of Work
Attachment 5	Rates and Factors
Attachment 8	Lead time Matrix (Accel/Decel)
Attachment 7	Indentured Priced Parts List and POA Pricing
Attachment 8	Seller Data Submittals
Attachment 9	Non-Recurring Agreements
Attachment 10	Quality Assurance Requirements
Attachment 11	Second Tier Support
Attachment 12	Non-U.S. Procurement Report Form
Attachment 13	Reserved
Attachment 14	Production Article Delivery Schedule
Attachment 15	Model Mix Constraint Matrix
Attachment 16	Boeing Furnished Material/Boeing Provided Details
Attachment 17	Reserved
Attachment 18	Reserved
Attachment 19	Reserved
Attachment 20	Quantity Price Adjustment
Attachment 21	Commodity Listing and Terms of Sale
Attachment 22	Abnormal Escalation
Attachment 23	767-2C SOW

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016 Amendment 7

AMENDMENTS

Amend Number	Description	Date	Approval

1	Revise Company name from Mid-Western Aircraft Systems Incorporated to Spirit AeroSystems throughout document. Update attachments 1, 2, 4, 14 and 16.	2/23/06	H. McCormick/ R. Stone

2	Incorporate CCNs as listed in attachment 2, includes addition of new section 12,19, modification to sections 3.4.9,12.16 and 32.0, updates to attachments 1, 2, 6, 7, 15, 16, 19 and 20.	4/11/07	H. McCormick/ J. Edwards

3	Incorporate CCNs as listed in attachment 2, updates to attachments 1, 2, 7, 14, 15, 16 and 22.	11/28/07	H. McCormick/ J. Edwards

4	Incorporate CCNs as listed in attachment 2. Updates to Attachments 1, 2, 7, 14, 15, 16. Incorporate Attachment 1A per CCN 508, 1328.	7/8/08	S. Hu W. Wallace

5	Incorporate CCNs as listed in attachment 2, includes addition of new section 12.3.1.1. Updates to Attachments 1, 2, 7, 14, 15, 16, 20.	6/22/09	S. Hu R. Stone

6	Incorporate CCNs as listed in attachment 2, includes addition of new section 39. Updates to Attachments 1, 2, 4, 7, 9, 10, 14, 16. Incorporate Attachment 9 per CCN 2385.	11/23/10-	S. Hu M. Milan

7

Incorporate CCNs as listed in attachment 2, includes addition of new section 12.13.3.1. Updates to Attachments 1, 2, 4, 7, 9, 14, 16. Incorporate Attachment 1B per CCN 4212 and Attachment 23 per the 767-2C MOA.

		7/29/11	S. Hu M. Milan

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing / Spirit AeroSystems Inc.

Special Business Provisions (SBP)

MS-65530-0016 Amendment 7

THESE SPECIAL BUSINESS PROVISIONS (SBP) are entered into as of June 16, 2005 by and between Spirit AeroSystems Inc., a Delaware Corporation with its principal office in Wichita, Kansas (“Seller”), and The Boeing Company, a Delaware corporation acting by and through its Boeing Commercial Airplanes business unit (collectively and individually “Boeing”).  Hereinafter, the Seller and Boeing may be referred to jointly as “Parties” hereto.

Now, therefore, in consideration of the mutual covenants set forth herein, the Parties agree as follows:

SPECIAL BUSINESS PROVISIONS

1.0                               DEFINITIONS

The definitions used herein are the same as those used in the GTA.  In addition, the following terms are defined as follows:

A.                                    “Aircraft” means a completed Program Airplane ready for delivery or delivered to a Customer.

B.                                    “Boeing Proprietary Spare Parts” means all Spare Parts, which are manufactured (i) by Boeing, or (ii) to Boeing’s detailed design with Boeing’s authorization, or (iii) in whole or in part using Boeing Proprietary Information.

C.                                    “Boeing-Use Tooling” means certain gauge and interface Tooling (not including Boeing master gauges) manufactured by Seller in accordance with designs provided by Boeing, to be used exclusively by Boeing.

D.                                    “Common-Use Tooling” means all Contractor-Use Tooling that enters into a Boeing facility or Boeing designated destination and that is required for use by Boeing and Seller, and, if applicable, a third party.

E.                                     “Contract Change Notice” or “CCN” means any written notice sent by Boeing to Seller describing any Change to the general scope of this SBP pursuant to SBP Section 6.0 and authorizing Seller to proceed with the performance of work hereunder in accordance with such Change description.

F.                                      “Contractor-Use Tooling” (also known as “Seller-Use Tooling”) means all Tooling needed to manufacture and deliver Products (including but not limited to, Supplier-Use Tools, Common-Use Tools, Mechanical Handling Equipment, Rotating Tools, Shipping Equipment, Interface Control Tools and Interface Production Tools as defined in Boeing Document D33200-1).

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing / Spirit AeroSystems Inc.

Special Business Provisions (SBP)

MS-65530-0016 Amendment 7

G.                                    “Cycle Time” means the period of time that elapses between the dates the Program executes a Customer implementation directive for a Program Airplane and delivery of such Program Airplane to such Customer.

H.                                   “Dataset” means any compilation of data or information (including, without limitation, numerical data, geometric definitions, program instructions or coded information) which may be used directly in, integrated with or applied to, a computer program for further processing.  A Dataset may be a composite of two or more other Datasets or an extract of a larger Dataset.

I.                                        “Derivative” means any model airplane that either (1) can be FAA certificated by an amendment to an existing Type Certificate through adaption of a new minor model, or by a Supplemental Type Certificate; and bears the same major model designation as an airplane currently being manufactured (e.g., 737, 747, 787, 777) by Boeing:  or (2) includes all of the following conditions: (a) has the same number of engines as the existing model airplane; (b) utilizes essentially the same aerodynamic and propulsion design, major assembly components, and systems as the existing model airplane; (c) achieves other payload/range combinations by changes in body length, engine thrust or variations in certified gross weight; (d) has the same body cross-section as the subject model aircraft; and (e) uses substantially the same technology, design, materials, specifications, and manufacturing processes as existing Program Airplane.  Derivative does not mean Boeing Integrated Defense Systems (IDS) Products or any BCA aircraft delivered to Boeing IDS accept as currently provided in Attachment 4.  A Derivative does not include any subject model airplane, which has been or was currently in production as of the date of execution of this SBP, or any new airplane program receiving a new major model designation and which require a new Type Certificate.

J.                                        “Drawing” means an electronic or manual depiction of graphics or technical information representing a Product or any part thereof and which includes the parts list and specifications relating thereto.

K.                                   “Effective Date” means the date on which both parties fully execute this SBP.

L.                                     “End Item Assembly” means any Product which is described by a single part number and which is comprised of more than one component part.

M.                                 “Engineering Release” means engineering Drawings, Datasets or other Documents, that define the design requirements of any Product.

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing / Spirit AeroSystems Inc.

Special Business Provisions (SBP)

MS-65530-0016 Amendment 7

N.                                    “Existing Tooling” means all accountable Tooling relating to this SBP in the possession of Boeing on the date hereof, “Existing Boeing-Use Tooling”, “Existing Common-Use Tooling” and “Existing Contractor-Use Tooling” means respectively “Boeing-Use Tooling”, “Common-Use Tooling” and “Contractor-Use Tooling” that are not New Tooling.

O.                                    “Life Cycle Product Team” or “LCPT”, Integrated Product Team” or “IPT” or “Design Build Team” or “DBT” means a team composed of representatives from engineering, operations, procurement, finance, design-to-cost and other disciplines as Boeing and Seller shall specify whose objective is to optimize designs for cost, weight, performance and producibility.

P.                                      “Manufacturing Work Package” or “Work Package” means manufacturing effort that Seller will provide under this SBP.

Q.                                    “Miscellaneous Work” is Seller performed work or services that includes, but is not limited to provision of additional test articles, New Boeing-Use Tooling, test support, field support and Boeing-used supplier facilities.

R.                                    “New Tooling” means all Tooling other than Existing Tooling.  “New Boeing-Use Tooling”, “New Common-Use Tooling”, or “New Contractor-Use Tooling”, respectively, means Boeing-Use Tooling, Common-Use Tooling, or Contractor-Use Tooling, respectively, that is not Existing Tooling.

S.                                      “Nonrecurring Work” is Seller performed work other than Recurring Work or Spares and Miscellaneous Work, which may include, but is not limited to Product Definition, product development, Tooling, static and fatigue test articles, Transportation Devices and planning.

T.                                     “Obsolescence” means the discontinuation of the requirement for any Product as a result of engineering or manufacturing change, which has rendered such Product no longer usable in the production of the Program Airplane or any Derivative.

U.                                    “Person” means any individual, partnership, corporation, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof or any other entity.

V.                                    “Price” means the amount to be paid by Boeing to Seller for any Product in accordance with the terms of this SBP.

W.                                 “Products” In addition to the definition in the GTA, “Products” has the meaning of Product Definition.

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing / Spirit AeroSystems Inc.

Special Business Provisions (SBP)

MS-65530-0016 Amendment 7

X.                                    “Product Definition” means the engineering design deliverables (layouts, interface drawings, stress notes, etc.) required to design, build, test, certify, deliver and support Orders.

Y.                                    “Production Articles” means those completed assemblies defined and configured, including SCD Products, as set forth in SBP Attachment 1 and 2 “Production Article Definition and Contract Change Notices” for the Program Airplane and any Derivative, and not including Products or Production Articles used for modification or retrofit of previously delivered Program Airplanes, except as provided in SBP Section 4.3.1. Purchases of Parts or Production Articles for modifications or retrofits, other than those described in Section 4.3.1, shall be governed by SBP number SBP-6-5118-AEC-016.

Z.                                     “Program” means the design, development, marketing, manufacture, sales and customer support of Program Airplanes, Derivatives and Products.

AA.                           “Program Airplane” means a Boeing commercial transport aircraft having a model designation of 737, 747, 767 or 777 for which Seller shall provide Product Definition and Production Articles pursuant to this SBP.

BB.                           “Purchased on Assembly” (POA) means any detail component needed to replace a component on an End Item Assembly currently in Boeing’s assembly line process.

CC.                           “Recurring Shipset Price” or “Recurring Price” means the Price for the Recurring Work associated with each Shipset and or part as identified in Attachment 1.

DD.                           “Recurring Work” means work Seller performs in producing Product Definition and Production Articles.  The cost of Recurring Work can include, but is not limited to design, tool maintenance, replacement, and storage, packaging, disposable shipping fixtures and maintenance of production planning.

EE.                             “Replacement” means any model airplane that is not a Derivative airplane and substantially takes the place of a current model or models, or serves the same market segment or both.

FF.                               “SCD Products” means all goods, including components and parts thereof, designed to a Boeing Specification Control Drawing by Seller or its subcontractors or suppliers, and provided or manufactured under this Contract.

GG.                           “Shipset” means the total set of Production Articles provided by Seller hereunder necessary for production of one Program Airplane or Derivative.

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing / Spirit AeroSystems Inc.

Special Business Provisions (SBP)

MS-65530-0016 Amendment 7

HH.                         “Tooling” For purposes of this SBP, Tooling means ail tooling, used in production or inspection of Products, either provided to Seller by Boeing or supplied by Seller whereby Boeing agrees to pay Seller for the manufacture of such tooling, including New Tooling and Existing Tooling.

2.0                               CONTRACT FORMATION

2.1                               Order

Any Order to which this SBP applies will include a statement incorporating this SBP by reference unless otherwise specifically agreed to in writing by the Parties.

Each such Order will be governed by and be deemed to include the provisions of this SBP.

2.2                               Entire Agreement

The Order, this SBP, the GTA, the AA, and the EAA sets forth the entire agreement, and supersede any and all other prior agreements, understandings and communications between Boeing and Seller related to the subject matter of an Order.  The rights and remedies afforded to Boeing or Customers pursuant to any provisions of an Order are in addition to any other rights and remedies afforded by any other provisions of the Order, the General Terms Agreement (GTA) or the SBP, by law or otherwise.

2.3                               Incorporated by Reference

General Terms Agreement (“GTA”) BCA-65530-0016 dated June 16, 2005 is incorporated in and made a part of this SBP by this reference.

Administrative Agreement (“AA”) AA-65530-0010 dated June 16, 2005 is incorporated in and made a part of this SBP by this reference.

In addition to any other documents incorporated elsewhere in this SBP or GTA by reference, the Documents set forth in SBP Section 12.1 “Supporting Documentation” are incorporated in and made a part of this SBP by reference with full force and effect, as if set out in full text.  It is the Seller’s responsibility to comply with the latest revision of these documents as made available by Boeing.

2.4                               Written Authorization to Proceed

Boeing’s Procurement Representative may give written or electronic authorization to Seller to commence performance before Boeing issues an Order as provided in the GTA.

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing / Spirit AeroSystems Inc.

Special Business Provisions (SBP)

MS-65530-0016 Amendment 7

3.0                               SUBJECT MATTER OF SALE

3.1                               Subject Matter of Sale

Subject to the provisions of this SBP, Seller shall sell to Boeing and Boeing shall purchase from Seller certain Products as described in this SBP including, certain Production Articles and other recurring Products as described in SBP Section 3.4 “Recurring Work”, and other Miscellaneous Work as described in SBP Section 3.5 “Product Support and Miscellaneous Work”.  In addition, Seller shall be responsible for providing engineering services and other Nonrecurring Work as described in SBP Section 3.3 “Nonrecurring Work”.

3.2                               Period of Performance

The period of performance for this SBP shall include manufacturing and all other activities required to support delivery of Products from June 16, 2005 through life of Program Airplanes and Derivatives of those Program Airplanes.

3.3                               Nonrecurring Work

3.3.1                     Engineering Services

3.3.1.1           Engineering Services

Seller is responsible for engineering activities as set forth in Attachment 4 “Additional Statement of Work”.  Seller responsibilities for the work packages defined in Attachment 1 include those items outlined in Attachment 4.

Design shall conform to the standards and requirements set forth in Attachment 4 “Additional Statement of Work” and Product Definition in schedules set forth in Attachment 13 and the applicable documents referred to in SBP Section 12.1 “Supporting Documentation”.

3.3.2                    Product Development and Test

3.3.2.1           Product Development and Test Activities

Seller is responsible for all product development and test activities required to design, build, test, deliver, certify, and support Products as set forth in SBP Attachment 4 “Additional Statement of Work”.  Seller shall also prepare, and Boeing shall have the right to review, initial product development and test planning documentation as necessary to produce Product Definition, Production Articles in accordance with SBP Attachment 2 “Production Article Definition and Contract Change Notices” and Spare Parts in accordance with SBP Attachment 7.

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

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Special Business Provisions (SBP)

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3.3.2.2           Static and Fatigue Test Articles

Seller will provide Boeing with Products and associated hardware as set forth In SBP Attachment 2 “Production Article Definition and Contract Change Notices” for static and fatigue tests, and as scheduled in SBP Attachment 14.

3.3.3                     Certification Support

Seller is responsible for all certification activities as set forth in SBP Attachment 4 “Additional Statement of Work” including the associated costs.

3.3.4                     Tooling

3.3.4.1           Tooling — General

Boeing will retain ownership of all Existing Tooling and shall acquire ownership of ail New Tooling upon passage of title thereto to Boeing in accordance with Section 3.3.4.6 of this SBP, and for financial reporting purposes and income tax purposes the Parties shall treat all Tooling so owned by Boeing in a manner consistent with Boeing’s ownership thereof.  Subject only to Seller’s right of use granted by Boeing hereunder and without diminishing the obligations of Seller hereunder, Boeing shall have and retain all rights, title and interest in all Tooling.  Seller shall be entitled to use Tooling for the purposes of performing its obligations of this SBP and for Spares and MRO aftermarket according to the terms of the HMSGTA, any applicable SLA’s and any other applicable SBP’s.

All Tooling produced or used in performance of this SBP must conform to the provisions of Boeing Document D953W001, “General Operations Requirements Document for Suppliers External/Internal Suppliers/Program Partners,” and D33203-1, “Boeing Suppliers’ Tooling Document” or, subject to Boeing’s review and approval not to be unreasonably withheld or delayed, its equivalent or replacement document.

3.3.4.2           Contractor Use-Tooling (also known as Seller-Use Tooling)

As of the date hereof, Seller is responsible for providing all New Contractor-Use Tooling (as defined in “New Tooling”) needed to manufacture and deliver Products as required in the performance of this SBP.  Seller shall plan, design, manufacture or procure, and test all New Contractor-Use Tooling.  Existing Contractor-Use Tooling (as defined in “Existing Tooling”) and New Contractor-Use Tooling shall be in the configuration, quantity and quality required to produce (i) Production Articles in accordance with SBP Attachment 14 and (ii) other Boeing requirements for Products (including, without limitation, Spare Parts).

3.3.4.3           Common-Use Tooling

Seller shall design, manufacture or procure, and test all New Common-Use Tooling including, without limitation, strongback handling fixtures, rotable

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing / Spirit AeroSystems Inc.

Special Business Provisions (SBP)

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shipping fixtures and handling fittings.  The requirements for such items will be defined and identified by Boeing.

3.3.4.4           Use of Casting, Forging and Extrusion Tooling

Boeing or its designees shall have and retain the right to use all Tooling for the production of castings, forgings and extrusions produced at Seller’s direction for use under this SBP and such Tooling shall be used only in the performance of this SBP or any other SBP that Boeing may designate in writing.  Such Tooling shall be retained for use in production of castings, forgings and extrusions for Boeing or as Boeing directs until Boeing gives written notice to Seller that a requirement for the use of such Tooling no longer exists.  Subject to the terms of this SBP, Boeing hereby grants to Seller the right to use any Tooling during the term of this SBP for the production of castings, forgings or extrusions that will become part of any Product, in which Boeing has a right of use, ownership or other proprietary interest.

3.3.4.5           Initial Planning

Seller will perform all Tooling and production planning activities.  Seller shall also prepare, and Boeing shall have the right to review, Tooling and production planning documentation as necessary to evaluate Seller’s ability to produce Production Articles in accordance with SBP Attachment 2 “Production Article Definition and Contract Change Notices” SBP Attachment 4 “Additional Statement Work” and Spare Parts.

3.3.4.6           Title to Tooling

Boeing shall retain title to all Existing Tooling.  Title to all New Tooling shall pass from Seller or any of Seller’s subcontractors to Boeing upon completion of the manufacture of such New Tooling by Seller or any of its subcontractors and after payment therefore by Boeing, in accordance with Section 5.2.1 or otherwise, and such title shall thereafter be retained by Boeing for all purposes.  Seller shall ensure that any subcontract for the production of New Tooling provides for the passing of title to Boeing pursuant to the immediately preceding sentence.

3.3.4.7           Use and Disposition of Tooling

Seller shall use any and all Tooling only for the purpose of performing its obligations under this SBP except as provided in SBP Section 3.3.4.1, and shall not sell, lease or otherwise dispose of any Tooling.  Seller shall, on behalf of Boeing as the owner thereof obtain and maintain in effect insurance In respect at all Seller-Use Tooling and Common-Use Tooling (other than such Tooling, which is in the actual possession of Boeing).  Seller shall not create or be responsible for the creation by others, any lien, claim or right of any person or entity other than the rights of Boeing, in respect of any Tooling, under this SBP.

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing / Spirit AeroSystems Inc.

Special Business Provisions (SBP)

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3.3.4.8           Reserved

3.3.4.9           Responsible Party

Seller shall absorb alt costs associated with non-accountable tooling manufactured and/or purchased by Seller necessary for the manufacture and delivery of the Products including but not limited to rework, repair, replacement and maintenance of the tooling.  Seller shall not use tools, which contain, convey, embody, or were made in accordance with or by reference to any Proprietary Information and Materials of Boeing, to manufacture parts for anyone other than Boeing without the prior written authorization of Boeing; provided, however, that Seller shall be entitled to use Tooling as provided in SBP Section 3.3.4.1.

When Boeing agrees to pay for Tooling to support the manufacture and delivery of applicable Product(s) identified herein, the amount shall be set forth in SBP Attachment 1.  The costs of necessary repair and maintenance to the Tooling are included in such amount.  Invoices received with incorrect, improperly prepared or incomplete certified tool lists will be returned for correction prior to payment.  Invoices shall be dated concurrent with, or subsequent to, shipment of the Products.  Boeing shall notify Seller of any action required for discrepant Tooling, other than Boeing-Use Tooling.

3.3.5                     Life Cycle Product Teams

Seller shall, in accordance with SBP Section 12.15 and as mutually agreed between the Parties locate at Boeing’s facilities key personnel for Life Cycle Product Teams (LCPT’s) as may be required.

3.3.6                     Weight Status Reporting

Seller shall report to Boeing the actual weights of Products in accordance with the requirements of Document D6T-10868-1, “Weight Compliance Requirements/Participant Contractors”.

3.4                               Recurring Work

3.4.1                     Production Articles

Upon acceptance of the initial and subsequent Orders, Seller shall provide the Production Articles specified in SBP Attachment 1 “Statement of Work”, Attachment 2 “Production Article Definition and Contract Change Notices” in accordance with the delivery schedules set forth in SBP Attachment 14 and/or the Order.  All Production Articles will be designed, manufactured, certified, tested, delivered, and supported in accordance with the specifications and schedules set forth in this SBP.

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing / Spirit AeroSystems Inc.

Special Business Provisions (SBP)

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3.4.2                     Delivery Point and Schedule

Notwithstanding the provisions of GTA Section 4.1, deliveries of Production Articles shall be strictly in accordance with the quantities, the schedule and other requirements specified by Boeing.  Notwithstanding the provisions of GTA Section 4.1, all Products shall be delivered F.O.B. carrier’s transport at Seller’s plant.

3.4.2.1           Additional Events of Excusable Delay

In addition to those Excusable Delays described in GTA Section 14.0, in the event of a delay caused by Boeing affecting Sellers on time delivery, Boeing and Seller shall seek commercially practical solutions to assure Boeing maintains on-schedule delivery of the airplane to the airplane customer.

3.4.3                     Transportation Routing Instructions

Products shall be transported by the agent, carriers and routings specified by Boeing.  Seller shall obtain the prior approval of Boeing, not to be unreasonably withheld or delayed, before shipping any Products on a route other than that specified by Boeing.

3.4.4                     Manufacturing Configuration

The pricing set forth in SBP Attachment 1, as of the date hereof, is based on the latest definition or revisions of the statement of work, as of the date hereof, and is subject to change in accordance with this SBP.

3.4.5                     Sustaining Product Definition

Seller shall provide Product Definition and sustaining engineering in accordance with the documents set forth in Attachment 4 “Additional Statement of Work”, Attachment 13 “Product Definition Schedule” and the applicable documents referred to in SBP Section 12.1 “Supporting Documentation”.

3.4.6                    Tooling Maintenance

Seller shall provide at no cost to Boeing on Boeing’s behalf as the owner thereof, control, accountability, care, storage, maintenance, insurance and replacements of all Contractor-Use Tooling and Common-Use Tooling in the possession of Seller or its subcontractors in accordance with Document D33200, “Boeing Suppliers’ Tooling Document” or, subject to Boeing review and approval, not to be unreasonably withheld or delayed, its equivalent or replacement, as required to support the manufacture, certification, support and delivery of Products; it being understood, however, that Boeing as the owner thereof bears the economic burden of depreciation and obsolescence of all Tooling.

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing / Spirit AeroSystems Inc.

Special Business Provisions (SBP)

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3.4.7                     Maintenance of Production Planning

Seller will revise and maintain the production planning as required to support the production and certification of Production Articles and Spare Parts.

3.4.8                     Certification Support

Seller is responsible for all certification activities as set forth in SBP Attachment 4 “Additional Statement of Work” including the associated costs.

3.4.9                     Type Design and Type Certification Data Development and Protection

Seller is responsible for the development and maintenance of all type design and type certification data for which they have type design/certification responsibility and/or support type design/certification, including where applicable, flow down requirements to Seller’s subcontractors and suppliers.  Seller shall maintain such type design and type certificate data in accordance with Boeing Document D6-83393, “Certification Records Retention for Boeing Suppliers” for the life of such type certificate.  As part of this SBP Boeing is entitled to access, review and receive the type design/certification and data in a manner Boeing and Seller agree to in the D6-83393 or a records management agreement.  Boeing Document D6-83393 is incorporated in and made a part hereof by this reference.  Seller shall make available to Boeing, upon request, all compliance data as set forth in the D6-83393 related to the Product(s) which is maintained by Seller or Seller’s subcontractors or suppliers.  Such records shall be made available as soon as possible but in no event later than seventy-two (72) hours of Boeing’s request.

3.4.10              Seller Authorized Representative (AR) Requirements and Obligations

Seller’s AR as designated and approved by Boeing shall operate and act in accordance with Boeing Document DOA300-354-NM “Delegated Option Authorization Procedures Manual” or “BCA Delegated Compliance Organization Procedures Manual” as amended from time to time including but not limited to providing compliance findings to Boeing Delegated Compliance Organization.  Said document is incorporated and made a part hereof by this reference.

3.5                              Product Support and Miscellaneous

3.5.1                     Miscellaneous Work

Seller shall provide to Boeing Miscellaneous Work, including, without limitation New Boeing-Use Tooling, field support or other related program support items, as may be ordered by Boeing from time to time.

3.5.2                     Delivery Schedule of Other Products and Performance of Services

All deliveries of other Products and performance of services will he as set forth in any applicable order, as set forth in SBP Section 3.4.2.

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing / Spirit AeroSystems Inc.

Special Business Provisions (SBP)

MS-65530-0016 Amendment 7

4.0                               PRICING

4.1                               Recurring Price

The Price of Recurring Products is set forth in SBP Attachment 1 and includes the total price for all work under this SBP; subject to any applicable adjustment under SBP Section 7.0.

Prices shall be firm fixed priced through the eighth anniversary of the first day of the month in which both Parties fully execute this SBP as developed using Attachment 20 and listed in Attachment 1.  For example, if the Parties fully execute this SBP on March 25, 2005 then the eighth anniversary of the first day of the month of that execution is March 1, 2013.  In addition, Attachment 1 work package: price(s) are subject to adjustment for abnormal escalation as provoked in Attachment 22.

Twenty Four (24) months prior to the eighth anniversary of the first day of the month in which both Parties fully execute this SBP, Staler will propose pricing for the following ten (10) years or a period agreed upon by the Parties.

The Parties will negotiate pricing in good faith based on then-prevailing domestic market conditions for 41 sections (all programs), 737 fuselage, 737/777 struts & nacelles and then-prevailing global market conditions for all other Products.

4.1.1                     Interim Extension Pricing

If the Parties are unable to reach agreement on Pricing by the date which is six months prior to the end of the period for which Pricing has been fixed, then such matter shall be resolved pursuant to GTA Section 33.0.  If any dispute on Pricing continues after the eighth anniversary of the first day of the month in which both Parties fully execute this SBP, than interim Pricing shall be established.  Interim Pricing shall be the then current Base Price (as of the eighth anniversary referred to above) adjusted in accordance with SBP Attachment 20 and escalated annually using the indices outlined below.  At such time as a resolution on Pricing has been achieved, an appropriate debit or credit will be made retroactive to the day after the eighth anniversary of the first day of the month in which both Parties fully execute this SBP.  Using the example in section 4.1, the date would be March 2, 2013.

A.                                   Material — [*****]

B.                                     Labor — [*****]

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing / Spirit AeroSystems Inc.

Special Business Provisions (SBP)

MS-65530-0016 Amendment 7

Approximately forty-five days before the eighth anniversary of the first day of the month in which both Parties fully execute this SBP and on approximately the same date of each year thereafter until such time as a resolution on Pricing has been achieved, Boeing will use the above referenced indices to calculate the appropriate escalation factor based on actual index growth for the previous twelve (12) months using a composite of [*****] and [*****].  Then current Attachment 1 Pricing will be revised to include this escalation factor for deliveries in the following year.

4.2                               RESERVED

4.3                               Pricing of Requirements for Modification or Retrofit

4.3.1                     Boeing Responsibility or Regulatory Requirement

Any Products required by Boeing to support a modification or retrofit program, which results from a regulatory requirement or which Boeing may be liable for the cost associated with such program, shall be provided to Boeing at the applicable price as set forth in SBP Attachment 1.

4.3.2                     Reserved

4.4                               Expedite of Production Requirements

Seller agrees to support Boeing’s short flow requirements with its best effort.

4.5                               Pricing for Derivatives

Prices for Derivative(s) will be negotiated in good faith based on then-prevailing market conditions appropriate for each Product type.  If the Parties are unable to reach agreement on Pricing then the Parties shall refer to GTA Section 33.0 “Disputes” for resolution.

4.6                              POA Pricing

Seller shall expend best efforts to provide the earliest possible delivery of any spare designated as POA by Boeing.  Such effort includes but is not limited to working twenty-four (24) hours a day, seven (7) days a week and use of premium transportation.  Seller shall specify the delivery date of any such POA within two (2) hours of a POA request.

The price for POA requirements shall be the price for such Products fisted in SBP Attachment 1 or the pro rata share of the appropriate Attachment 1 price represented by the POA multiplied by a factor of [*****].

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing / Spirit AeroSystems Inc.

Special Business Provisions (SBP)

MS-65530-0016 Amendment 7

5.0                               PAYMENT

5.1                               Invoicing

5.1.1                     Invoicing Requirements

Seller shall submit separate invoices for items other than Pay from Receipt items (as defined in Section 5.1.5) for each applicable Order.

Materials purchased by Seller from Boeing shall be satisfied by Boeing issuing a debit against Seller’s account as follows:

In the case of Boeing Provided Details (as defined in Attachment 16), debits will be issued by Boeing as provided in Attachment 20, section titled “Billing for BPD Parts not yet transferred from Boeing”.

For all other materials, including materials purchased from Boeing’s Accommodation Sales group, debits will be issued by Boeing on the (net) fifteenth (15th) day from the scheduled delivery date.  If the debit amount exceeds the amount outstanding on the Seller’s account, Boeing will notify Seller and Seller will pay such amount upon receipt of such notification.

5.1.2                     Invoicing Shipset Identification

Seller shall indicate on each invoice the line number of each Shipset included therein, as applicable.

5.1.3                     Customs Invoicing

All specific questions and concerns on customs invoicing may be addressed to the Boeing Traffic Organization.

5.1.4                     Mailing Instructions

All mailed invoices shall be addressed to:

Boeing Commercial Airplanes

P.O. Box 34656

Seattle, WA 98124-1656

Attention:  Payment Services

5.1.5                     Pay From Receipt

An invoice shall not be required from Seller in the case of “Pay From Receipt” items.  Pay From Receipt items shall include Products (except Tooling), Production Articles, Purchase On Assembly items (POA’s) and such other items as Boeing may designate in writing (collectively, the “Pay From Receipt Items”).

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing / Spirit AeroSystems Inc.

Special Business Provisions (SBP)

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Each shipment shall contain an accurate and complete pack slip.  In the case of Pay From Receipt items, the date of payment is calculated from the shipment date (the date items are received by carrier from Seller) as stated on such pack slip.  If the Sellers pack sip does not state the actual shipment date, the date of payment is calculated from the date the items are received by Boeing at its manufacturing site.

5.2                               Recurring Payment

Unless otherwise provided under Written agreement between the Parties, payments shall be paid in immediately available funds net [*****] calendar days after the shipment date (the date items are received by the carrier from Seller).  Except in the case of an Order requiring Pay-From Receipt, the date of payment is calculated from the later of (a) the date the items are delivered to Boeing at its manufacturing site, (b) the date of receipt of a correct and valid invoice or (c) the scheduled delivery date of such product.  Payment shall be done electronically as mutually agreed.  Boeing agrees to promptly notify the Seller if it receives an invoice Boeing believes to be incorrect.

All Payments are subject to adjustment for shortages, credits and rejections.

5.2.1                     Non-Recurring Payment

Non Recurring Tooling payment shall be paid in immediately available funds net ten (10) calendar days after receipt by Boeing of both a correct and valid invoice and where required, a completed and approved certified tool list (CTL), (whichever is later).

Timing for non-recurring engineering, product development and test payments for Derivatives shall be tied to specific events as non-recurring effort progresses, which events shall not be limited to first shipset delivery and receipt by Boeing.  Schedule of specific events to be mutually agreed upon for each engineering development effort (i.e. 25%, 50%, 90% engineering release).

Future Product Development Projects will be supported up to forty (40) hours (includes technical consultation and development of ROM work statement and schedules as required) before Seller is eligible for compensation under the Technical Services Agreement (TSA) or this SBP.

Attachment 4 contains the Engineering Delegation requirements for sustaining products that are part of this SBP and included in the part pricing in Attachment 1.  All costs associated with Seller Engineering responsibility are included within Attachment 1 pricing for sustaining programs and will not be subject to additional payment from Boeing.

To maintain, repair, sustain, and replace Boeing’s Tooling and to provide certain capital property, plant, and equipment (excluding leasehold improvements and real property) required to support Seller’s activities under this Agreement, Boeing

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing / Spirit AeroSystems Inc.

Special Business Provisions (SBP)

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shall pay to Seller forty five million five hundred thousand dollars ($45,500,000) in 2007, an additional one hundred and sixteen million one hundred thousand dollars ($116,100,000) in 2008, and an additional one hundred and fifteen million four hundred thousand dollars ($115,400,000) in 2009 for such Tooling and property, plant, and equipment costs.  Within each such year, the payments are to be made in equal quarterly installments within 15 days following each Invoice Date (as defined below) and shall not be affected by the amount of costs set forth in the written list of costs delivered to Boeing on such Invoice Date pursuant to the following paragraph.

By March 15, June 15, September 15, and December 15 (each an “Invoice Date”) of each of 2007, 2008, and 2009, Seller will deliver to Boeing a written list of any Tooling and capital property, plant, and equipment (excluding leasehold improvements and real property) acquired after the Effective Date and prior to catch Invoice Date (and not previously paid for by Boeing under this provision), and the costs thereof, the aggregate amount of which costs does not exceed the amount of the payment due within 15 days following such Invoice Date.  Pursuant to the terms of Section 3.3.4.6, upon payment by Boeing, Boeing will acquire title to and ownership of the Tooling and property, plant and equipment described in such list free of liens, claims or rights of any third party.

In the event Boeing acquires title to and ownership of any property, plant and equipment from Seller pursuant to this Section 5.2.1, Seller shall continue to have the right to use such property, plant and equipment to the seine extent it had such right prior to such acquisition by Boeing, without paying any additional consideration to Boeing, and the Parties shall undertake in good faith to enter into any documentation necessary to evidence such right.  In addition, to the extent movable, any such property, plant and equipment acquired by Boeing shall remain at Seller’s facility subject to the terms of the Agreement, including Boeing’s rights under GTA sections 12.0 and 13.0 and SBP section 34.0, and Seller shall have the right to move any such movable property, plant and equipment in accordance with its use thereof and with the terms of the Agreement.

If Boeing acquires title to and ownership of any property, plant and equipment pursuant to this Section 5.2.1, then paragraphs (1) and (2) are also applicable.

(1)                                  Seller shall bear the risk of loss and shall provide at no cost to Boeing on Boeing’s behalf as the owner thereof, control, accountability, care, storage, maintenance, and insurance for such property, plant and equipment to the same extent Seller generally provides such services with respect to property, plant and equipment owned by Seller, it being understood, however, that Boeing Bathe owner thereof bears the economic burden of any applicable depreciation and obsolescence for such property, plant and equipment;

(2)                                  Seller shall not create or be responsible for the creation by others, any lien, claim or right of any person or entity other than the rights of

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing / Spirit AeroSystems Inc.

Special Business Provisions (SBP)

MS-65530-0016 Amendment 7

Boeing, in respect of any property, plant and equipment to which Boeing acquires title to and ownership of pursuant to this Section 5.2.1.

To the extent Seller did not Incur Tooling or capital property, plant and equipment (excluding leasehold improvements and real property) costs prior to any Invoice Date which were not previously paid for by Boeing under this provision, in an amount equivalent to the amount paid by Boeing within 15 days following such Invoice Date, the excess amount shall be allocated to other assets not owned by Boeing, in a manner to be mutually determined by Buyer and Seller at that time.  For the avoidance of doubt, Boeing will acquire title to and ownership of the other assets to which the excess amounts are allocated free of liens, claims or rights of any third party, provided that such excess amounts allocated are equal to the book value of such other assets.

5.3                               Payment Method

All payments hereunder shall be made electronically to an account designated in writing by Seller.

5.4                               Payment Errors

If an error in payment (over payment or under payment) is discovered by Boeing or Seller, a written notification will be submitted to the otter Party and resolution of the error will occur in a timely manner after discovery of such error.

6.0                               CHANGES

Notwithstanding the provisions of GTA Section 10.1, at any time, Boeing may, by written direction to Seller, make changes within the general scope of this SBP in:  (i) Statement of Work requirements and Documents, requirements for Product Definition, Drawings, designs, specifications, configurations, Datasets or any other Document (ii) Tooling (including, without limitation, the quantities thereof), services or Spare Parts to be provided by Seller under this SBP; (iii) the method of shipping or packing; (iv) the place of delivery, inspection, or acceptance for all Products (v) Program schedules, delivery rates and schedules for performance of services; including short flow requirements; (vi) Products, the Program Airplane and Derivative models and Customer variables; (vii) Boeing Furnished Material and any Boeing furnished or provided property; (viii) the allocation of responsibility as between Seller and Boeing for production of any component of any Product or the provision of any Service such that it does not significantly reduce the content of Seller’s Statement of Work for any given major end item or major sub assembly; (ix) the allocation of responsibility among Seller and third parties such that it does not significantly reduce the content of Seller’s Statement of Work for any given major end item or major sub assembly; (x) certification requirements; (xi) Miscellaneous Work requested to be performed not in then current Statement of Work (any of the foregoing a “Change”); (xii) description, time and place of Services to be performed.  Seller shall immediately comply with such written direction upon receipt, irrespective of any failure by the Parties to

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing / Spirit AeroSystems Inc.

Special Business Provisions (SBP)

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agree that such change shall be subject to Price adjustment in accordance with SBP Section 7.0 “Change Provisions”.

If Seller reasonably expects that any Document or any revision to any Document shall significantly affect Seller’s performance of any work hereunder, Seller shall, without affecting its obligation to comply, in accordance with SBP Section 12.1 “Supporting Documentation,” with any such Document as revised, so notify Boeing in writing in accordance with the Administrative Agreement within twenty (20) days of Sellers receipt of such document or revision.  If Seller provides notification as required by this Section, then any such revision or any written direction pursuant to the immediately preceding paragraph that constitutes or results in a Change shall be subject to Section 7.0.

If Seller considers that Boeing’s conduct constitutes a Change, Seller shall notify Boeing’s Procurement Representative promptly in writing as to the nature of such conduct and its effect upon Seller’s performance.  In the absence of such notification, Seller shall not be entitled to equitable adjustment.

SBP Sections 6.0 and 7.0 apply in lieu of GTA Section 10.0.

7.0                               CHANGE PROVISIONS

Notwithstanding the provisions of GTA Section 10.0, “Changes”, no adjustment will be made to the Price of any Products for any Change orders as provided in GTA Section 10.0 or SBP Section 6.0, “Changes” issued through the period of performance of this SBP except as may be provided under SBP Sections 7.0 through 7.10.

SBP Sections 6.0 and 7.0 apply in lieu of GTA Section 10.0.

7.1                               Price Adjustment for Changes

If any individual Change increases or decreases the cost or time required to perform this contract, Boeing and Seller shall negotiate in good faith an equitable adjustment in the price or schedule for recurring and non recurring work, or both, to reflect the Increase or decrease subject to the following provisions:  (i) Seller shall be responsible for absorbing the cost of Seller generated changes to meet requirements and specifications of the Program Statement of Work (PSOW) as described in this SBP and as existing prior to the Change; and (ii) Seller shall be responsible for absorbing the cost of changes required to correct Seller’s deficiencies related to any delegated engineering part (statement of work) of Seller.

7.2                               Change Pricing Criteria

The following Change pricing thresholds will apply to all Changes:

Recurring Price:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing / Spirit AeroSystems Inc.

Special Business Provisions (SBP)

MS-65530-0016 Amendment 7

An equitable adjustment (either debit or credit) shall be negotiated and incorporated into the applicable Attachment 1 recurring part Price if both of the following conditions are met:

a.                                       For Engineering Changes, the recurring price impact to the Attachment 1 part Price for each individual Change exceeds [*****] of the then current Price for that part or for Statement of Work allocation Changes, the recurring price impact to the Attachment 1 part Price for each individual Change exceeds [*****] of the then current Price for that part (see note 1 below), and

b.                                      The recurring price impact for each individual Change exceeds [*****] per year based on then current requirements forecasted for the following calendar year.

Note 1:  For Statement of Work allocation changes only there is an annual cumulative cap of [*****].  The annual cumulative cap will begin January 1st of each year and end December 31st of each year.  This cap will re-set to zero at the beginning of each year and only new Statement of Work allocation changes falling below the [*****] threshold will be applied against this cap.  The value attributable to each change will be as negotiated by the Parties and Seller agrees to provide information to Boeing for these Change proposals consistent with the terms of this SBP for any and all assertions believed to contribute towards the [*****] cap.

Non-Recurring

An equitable adjustment will be made by Boeing to Seller for non-recurring if both of the following conditions are met:

a.                                       The non-recurring price impact for each individual Change exceeds [*****], and

b.                                      The non-recurring change is associated with a new statement of work (not for current configuration of parts defined in Attachment 1 as of June 16, 2005.

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing / Spirit AeroSystems Inc.

Special Business Provisions (SBP)

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7.3                               Reserved

7.4                               Reserved

7.5                               Schedule Acceleration/Deceleration

Boeing may revise the delivery schedule and/or firing order without additional cost or change to the unit price stated In the applicable Order if (a) the delivery date of the Product under such Order is on or before the last date of contract if applicable, and (b) Boeing provides Seller with written notice of such changes, provided however that Seller shall be entitled to payment for schedule accelerations made with less than the notification lead times for acceleration and deceleration identified in SBP Attachment 6.  In case of shorter notification for acceleration, Product price for those Products shipped inside the notification period (less than [*****] notification) shall be equitably adjusted as agreed by the Parties.  In case of shorter notification for deceleration, Product price will be adjusted by [*****] for those Products shipped Inside the notification period (less than [*****] notification).  Except as provided in this clause “Schedule Acceleration/Deceleration”, there shall be no other prize adjustment for schedule rate or firing order changes.  The resulting payment amount shall be paid in accordance with SBP Section 5.0.  Boeing shall notify Seller of accelerations, decelerations and refirings as soon as reasonably practical.  Boeing and Seller further agree to work in good faith to decrease all lead times identified in SBP Attachment 6 in support of then current Boeing lead time objectives for each Airplane Program.  Joint reviews of the program lead times will take place at least annually during the contract period to identify opportunities for reduction.  Where the Parties mutually agree to reduce the lead times, SBP Attachment 6 will be updated and such update will not be considered a Change under SBP 6.0.

7.5.1                     Production Rates

This SBP contains no minimum production rates.  The maximum production rates are as defined in Attachment 15 “Maximum Production Rates and Model Mix Constraint Matrix”.  Seller is responsible to support these rates at no additional cost to Boeing.  Higher rates are subject to negotiation.

7.6                               Total Cost Management

Any cost reductions resulting from incorporation of joint Boeing and Seller cost reduction initiatives (TCMS) will result in a reduction in the Attachment 1 Prices in a mutually agreed manner that equitably preserves, or enhances if market conditions allow, the anticipated economics for both Boeing and Seller.  The immediately preceding sentence does not apply to material initiatives referred to in Attachment 20.F.

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

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Special Business Provisions (SBP)

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Boeing and Seller confirm their intention for the Program Airplane to remain price and performance (Including weight) competitive throughout the life of the Program by incorporating into the Program Airplane advances in design, configuration, materials, or manufacturing processes that will benefit the Parties and Boeing’s customers.

If Boeing reasonably demonstrates, after consultation with Seller, that a proposed cost reduction initiative that would materially increase the competiveness of the Program Airplane in the market place can be accomplished in a manner that would preserve the anticipated economics of the Program for both Boeing and Seller, Seller shall incorporate the subject cost reduction initiative in a timely manner after reasonable notice from Boeing and reduce the price in a mutually agreed manner that equitably preserves the anticipated economics of the Program for both Boeing and Seller.

7.6.1                     Boeing Generated Technical and Cost Improvement

At any time during the Seller’s performance under this SBP, Boeing may offer specific recommendations to Seller for the incorporation of any new technologies and process improvements intended to reduce Seller’s costs or improve product performance.  These recommendations may include, but are not limited to, Boeing proprietary information and Boeing owned patents.  Notwithstanding any other provision(s) elsewhere in this SBP, where a savings is achieved and documented as a result of the implementation of a recommendation initiated by Boeing and which Seller agrees to implement, the Parties will reduce the Price in a mutually agreed manner.

7.7                               Obsolescence

No adjustment pursuant to Section 7.1 shall include any of Seller’s costs for Obsolescence.  Notwithstanding the foregoing Seller shall be entitled to payment for any Obsolescence estimated to exceed the lesser of (i) ten thousand ($10,000) dollars and (ii) ten percent (10%) of the recurring Attachment 1 Price in accordance with GTA Section 12.3.  Each Change shall, for purposes of determining Obsolescence costs, be considered separately.  Changes, for purposes of determining Obsolescence costs, may not be combined for purposes of exceeding the percentage limit as described in this SBP Section 7.7.  Seller may not defer implementation of Changes so as to avoid Obsolescence unless the priority of such Change permits such implementation.

7.8                               Reserved

7.9                               Proposals for Price Adjustment

Timeframe:

Changes Prior to 100% Engineering Release — No later than sixty (60) calendar clays after 100% Engineering Release, Seller shall submit to Boeing a listing of

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

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Special Business Provisions (SBP)

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all Changes which were received by Seller prior to 100% Engineering Release together with Seller’s proposal for appropriate price adjustment.

Changes Subsequent to 100% Engineering Release — Seller must assert any claim to Boeing procurement Representative in writing within twenty-five (25) days and a not-to-exceed proposal to Boeing procurement Representative within sixty (60) calendar days after receipt of such direction.  A fully supported proposal must be submitted within ninety (90) calendar days after receipt of such direction.

If Boeing does not receive any proposal within the ninety (90) day time period, no such adjustment shall be made to Nonrecurring and Recurring Shipset Prices.

Content:

Seller shall provide a detailed description of each Change, the technical impact on the Product’s form, form, fit, and/or function, and any significant impact on manufacturing processes.  Seller shall include with each proposal a complete estimate of the Change’s impact on the Seller’s cost per Product, including, but not limited to, the impact on labor hours, labor rates, processing costs, sub-tier supplier costs, overhead and raw material costs.  Boeing must be able to substantiate and verify Seller’s submittal.  Any such price adjustment claim by Seller must be consistent with market driven prices for such Product.

Process:

The rates, factors and methodology set forth in SBP Attachment 5, shall be used to calculate the equitable adjustment, if any, to be paid by Boeing for each individual change for which Seller estimates a value that is less than [*****].

For each Change for which Seller estimates a value that is greater than [*****], the proposal shall contain the above mentioned Content and stand on its own merits.

Review of Price Adjustment Proposal

Boeing will review the Seller’s provided submittal and Boeing may request from Seller additional reasonable data to allow Boeing to thoroughly review each submittal.  Seller will provide Boeing additional data within thirty (30) days of Boeing’s request for such additional data.  Boeing will review any additional data submitted and inform Seller of any further requirements.  Seller may request and Boeing will provide reasonable data to assist in the price adjustment process within thirty (30) days of Seller request.  Until such time that new Pricing is negotiated, Seller will continue to be paid at the existing Attachment 1 Price.

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing / Spirit AeroSystems Inc.

Special Business Provisions (SBP)

MS-65530-0016 Amendment 7

7.10                        Apportionment and Payment of Price Adjustments

7.10.1              Recurring Work Price Adjustment

The amount of the Recurring Price adjustment shall be equal to the value of the Change subject to SBP Sections 6 and 7 and shall be documented in SBP Attachment 1.

7.10.2              Apportionment and Payment

The then-current recurring billing Price shall be adjusted to reflect the Change beginning with the first Shipset, which incorporates such Change.

8.0                               GOVERNING QUALITY ASSURANCE REQUIREMENTS

In addition to those general quality assurance requirements set forth in the GTA, the work performed under this SBP shall be in accordance with the requirements set forth in SBP Attachment 10.

9.0                               STATUS REPORTS/REVIEWS

9.1                               Notification of Shipment

Seller shall notify the Boeing personnel identified in the “Administrative Agreement”, as identified in SBP Section 17.0, by telephone, facsimile or other agreed means when any shipment has been made.  Such notification will include (i) a list of the items and quantities of items shipped, (ii) the Shipset number with respect to any item shipped, (iii) the number and weight of containers shipped, (iv) the shipper or packing sheet number with respect to such shipment, and (v) the date of such shipment.  Seller shall airmail, facsimile or send by other agreed means copies of shipping manifests for Common-Use Tools to Boeing.  Such manifests shall identify Common-Use Tool codes and part numbers, unit numbers of Common-Use Tools and the airplane effectivity of the Production Article contained in such Common-Use Tools.

Seller shall notify Boeing as soon as possible via fax, telecom, or as otherwise agreed to by the Parties of each POA requirement shipment.  Such notification shall include time and date shipped, quantity shipped, Order, pack slip, method of transportation and air bill if applicable.  Seller shall also notify Boeing immediately upon the discovery of any delays in shipment of any requirement and identify the earliest revised shipment possible.

9.2                               General Reports Reviews

When requested by Boeing, Seller shall update and submit, as a minimum, monthly status reports or data requested by Boeing using a method mutually

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

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Special Business Provisions (SBP)

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agreed upon by Boeing and Seller.  Boeing has the right to impose more frequent reporting on Seller to achieve program objectives, if necessary.

When requested by Boeing, Seller shall provide to Boeing a Product Definition and manufacturing milestone chart identifying the major engineering, purchasing, planning, Tooling and manufacturing operations for the applicable Product(s).

Program reviews will be held at Seller’s facility or Boeing’s facilities as requested by Boeing.  The topics of these reviews may include Product Definition status, raw material and component part status, manufacturing status, production status, Seller’s current and future capacity assessments, Boeing supplied components, inventory, Boeing’s requirements, Changes, forecasts and other issues pertinent to Seller’s performance under this SBP.  Reviews will allow format presentations and discussion of status reports as set forth above.

Formal management reviews shall be held periodically by Boeing and Seller to evaluate total cost performance.  During these reviews, Seller shall present and provide actual cost performance data with respect to this SBP.  Boeing and Seller will also use these reviews to discuss production forecast information useful for Seller’s planning purposes.

All information normally provided under Section 8.0 of the “Administrative Agreement”, as identified in SBP Section 17.0, shall be provided by Seller.

9.3                               Cost Performance Visibility

Management reviews will be held by Boeing and Seller that will include total cost performance and schedule performance.  These reviews will be held on a regularly scheduled basis.

9.4                               Problem Reports

In the event of any anticipated or actual delay, including but not limited to delays attributed to labor disputes, that could impact Seller’s ability to deliver Product Definition or Products on time and otherwise in conformance with the terms of the Order, Seller shall promptly provide a detailed report, notifying Boeing Procurement Representative of program problems/issues.  The report shall contain a detailed description of the problem, impact on the program or affected tasks, and corrective/remedial action, with a recovery schedule.  Seller also promptly shall require each of its subcontractors supporting the Order to provide such notification to Seller concerning any such problems/issues of any subcontracted good or service to Seller.  Submittal of a report in no way relieves Seller of any obligations under the Order nor does it constitute a waiver of any rights and remedies Boeing may have with respect to any default, except as provided under GTA Section 14.0.

Problem reports shall be promptly submitted to the Boeing Procurement Representative within twenty-four (24) hours of a problem becoming known to Seller.  Status reports shall include, but are not limited to, the following topics:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing / Spirit AeroSystems Inc.

Special Business Provisions (SBP)

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A.                                    Product Definition maturity, schedule and performance updates;

B.                                    Delivery schedule updates, written recovery schedules, schedule impact issues and corrective action;

C.                                    Technical/manufacturing progress since the previous report period including significant accomplishments, breakthroughs, problems and solutions;

D.                                    Identification of changes to key manpower or staffing levels;

E.                                     Identification of the critical events/activities expected within the next month and a discussion of potential risk factors;

F.                                      Progress on open action items, including closure dates;

G.                                    Purchased components and raw material status;

H.                                   Identification of quality issues and resolutions;

I.                                        Manufacturing and quality inspection progress of first article Products;

J.                                        Status on New Tooling design and fabrication, as applicable, until completion;

K.                                   Inventory status of castings and forgings procured by Seller (if applicable).

This SBP Section 9.4 applies in lieu of the 2nd sentence of GTA Section 4.1.

9.5                               Notice of Delay - Premium Effort

Where Seller has notified Boeing of a Program problem pursuant to SBP Section 9.4, Boeing may, at its sole discretion, direct Seller to use additional effort, including premium effort, and shall ship via air or other expedited routing in order to avoid or minimize delay to the maximum extent possible.  In the absence of delays caused by Boeing or its designees that have an impact on Seller’s delivery schedule, all additional costs resulting from such premium effort and/or premium transportation shall be paid by Seller.  Additional costs include, but are not limited to, all costs and expenses incurred by Boeing as a result of production line disruption attributable to Seller’s delayed delivery.  These requirements will not apply to Seller during the course of an Excusable Delay, as defined in GTA Section 14.0; however, at the conclusion of the Excusable Delay Seller will be responsible for all provisions of this Section 9.5.  Boeing’s rights under this SBP Section 9.5 are not exclusive, and any other rights provided in this contract, in law or equity, are reserved.

The SBP Section 9.5 applies in lieu of the 3rd sentence of GTA Section 4.1.

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing / Spirit AeroSystems Inc.

Special Business Provisions (SBP)

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9.6                               Diversity Reporting Format

Seller shall use reasonable efforts to report to Boeing on a quarterly basis, starting from the date of this SBP award, all payments to small businesses, small disadvantaged business/minority business enterprises, women-owned small business and historically black colleges and universities and minority institutions in dollars and as a percentage of the contract price paid to Seller to date, proving the information shown on the Second Tier Report located in SBP Attachment 11.

9.7                               Planning Schedule

From time to time and at least quarterly, Boeing well provide information to facilitate Seller production forecasting.  Any such planning schedule, forecast, or quantity estimate provided by Boeing shall be used solely for informational purposes and shall not be binding on either party.

10.0                        BOEING ASSISTANCE

10.1                        Boeing Technical / Manufacturing Assistance Regarding Seller’s Nonperformance

Seller shall reimburse Boeing for all reasonable Boeing costs expended in providing Seller and/or Seller’s subcontractor’s technical or manufacturing assistance in resolving Seller nonperformance issues.  Such reimbursement may be offset against any pending Seller invoice, regardless of Boeing model or program; provided, that Boeing shall not be entitled to set off any such obligation, sum or amount against any invoices for payments, in the totality of $277 million, pursuant to Section 5.2.1 of this SBP.  Boeing’s rights under this clause are in addition to those available to Boeing for Seller’s nonperformance issues, including those where a demand for an Assurance of Performance may be made under GTA Section 17.0.

10.2                        Other Boeing Assistance

In the event either Party believes that Seller requires Boeing technical (including engineering), manufacturing or training assistance for any activity within Seller’s area of responsibility under this SBP, Seller and Boeing shall negotiate the scope and price for such Boeing assistance.

11.0                        REPAIR AUTHORIZATION

11.1                        Boeing-Performed Work

In the event that any Product is rejected by Boeing pursuant to GTA Section 8.3, Seller hereby grants to Boeing the right, without prior authorization from Seller, to repair or rework such Product, or to have such Product repaired or reworked by a

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing / Spirit AeroSystems Inc.

Special Business Provisions (SBP)

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third party.  Such repair or rework by Boeing or such third party shall be deemed not to be inconsistent with Seller’s Ownership of such Product.

All reasonable costs and expenses of Boeing relating to such repair or rework shall be paid by Seller.  Such costs and expenses shall be an amount equal to Boeing’s reasonable estimated rework hours multiplied by Boeing’s then-current rate for labor and materials or the amount charged Boeing by any third party for performing such repair or rework.  Disruption costs and expenses shall be an amount equal to the portion of resultant planned installation time allocated for reasonable out-of-sequence work multiplied by Boeing’s then-current rate for labor.  These provisions shall also apply to incomplete work shipped to Boeing for completion (traveled work).

11.2                        Reimbursement for Repairs

Pursuant to this SBP Section 11.2, Boeing will either:  1) advise Seller quarterly, commencing on June 16, 2005, of costs and expenses incurred in the previous quarter for repair of Products; or 2) notify Seller, through Boeing’s automated systems, of costs and expenses incurred for each individual repair.  Seller shall notify Boeing within sixty (60) days after receipt of such advice of any significant errors detected by Seller in Boeing’s estimate of costs and expenses.  Boeing and Seller shall promptly resolve such errors.  Seller’s failure to so notify Boeing shall be deemed to be an acceptance of Boeing’s estimate of costs and expenses.  The same process shall apply where Seller is repairing products for Boeing.  Boeing shall be entitled to either (a) set off the amount of such costs and expenses against any amounts payable to Seller hereunder or (b) invoice Seller for the amount of such costs and expenses, and Seller shall pay the invoiced amount promptly upon receipt of a valid and correct invoice.

12.0                        OTHER REQUIREMENTS

12.1                        SUPPORTING DOCUMENTATION

12.1.1              Supporting Documentation and Priority

All Documents (as hereinafter defined) are by this reference incorporated herein and made a part of this SBP.  For purposes of this SBP, “Document” means all specifications, Drawings, Datasets, documents, publications and other similar materials, whether in a tangible or intangible form, as the same shall be revised from time to time, which relate to the design, manufacture, test, certification, delivery, support and sale of Products or the provision of services to Boeing pursuant to this SBP, including, but not limited to, the documents listed below, and any other documents specifically referred to in this SBP or in such other documents, but shall not include any SBP (including the attachments hereto or thereto), the GTA, the AA, the EPA, or any Order.  Reference in any Document to “Contractor” or “Seller” or “Supplier shall mean Seller for the purposes of this SBP.  In the event of any inconsistency between the terms and conditions of this

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing / Spirit AeroSystems Inc.

Special Business Provisions (SBP)

MS-65530-0016 Amendment 7

SBP (not including any Documents) and the terms and conditions of any Document, the terms and conditions of the SBP shall control.  In the event any provisions of any Document or Documents conflict among themselves, Boeing will, on its own initiative or at the request of Seller, resolve such conflict (subject to the other provisions of this SBP and the GTA), revise such Document or Documents accordingly, and so notify Seller.  In resolving any such conflicts, this SBP shall be read as a whole and in a manner most likely to accomplish its purposes.

12.1.2              Revision of Documents

Subject to the terms of this SBP Section 12.1, Boeing may at any time revise any Document prepared by Boeing and Boeing shall provide Seller with revisions to Documents prepared by Boeing.  No such revision shall be effective with respect to Seller unless and until such revision is available to Seller.

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing / Spirit AeroSystems Inc.

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12.1.3              Compliance

Seller shall promptly comply with the provisions of all Documents referenced in this SBP, the GTA and any Order, including any revisions Boeing may make thereto provided that no such revision shall be effective with respect to Seller unless and unit such revision is available to Seller.

List of Certain Documents:

Item	No.	Title
A.	D1-4426	Boeing Approved Process Sources
B.	D6-82479	Boeing Quality Management System Requirements for Suppliers
C.	D37200	Skin Quality Acceptance Standards for Clad Aluminum Raw Material
D.	D6-9002	Appearance Control of Clad Aluminum Exterior Skins
E.	D953W001	General Operations Requirements Document For Suppliers — External/Internal Suppliers/Program Partners
F.	D962W101	Supplier Change Management — Major Structures Program Partners
G.	D33200-1	Boeing Suppliers’ Tooling Document
H.	D6-17781	Material and Performance Evaluation of Designated Parts
I.	D6-1276	Control of materials and processes for designated parts and components of Boeing products
J.	D6T10898-1	Weight Compliance Requirement/Participant Contractors
K.	ATA 300	Specification for Packaging of Airline Supplies
L	D37520-1, -1A, -1B	Supplier’s Part Protection Guides
M.	D6-51991	Quality Assurance Standard Reflecting Digital Product Definition for Boeing Suppliers Using CAD/CAM
N.	D6-81628	Shipping Label, Barcoded Preparation and Placement
O.	D6-83315	Product Support and Assurance Document (PSAD)
P.	D6-56199	Hardware and software compatibility requirements for suppliers use of BCAG CATIA native datasets as sole authority for design, manufacturing and inspection
Q.	D6-83267-201	BCA Engineering System and Process Transition and Cutover Plan to Support the Divestiture of the Wichita/Tulsa Division

12.2                        RESERVED

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing / Spirit AeroSystems Inc.

Special Business Provisions (SBP)

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12.3                        ACCOUNTABILITY FOR TOOLING

Seller shall control and account for all Tooling in accordance with the provisions of Boeing Document D33200, “Boeing Suppliers’ Tooling Document” or, subject to Boeing review and approval (not to be unreasonably withheld or delayed), its equivalent or replacement.  This requirement shall apply to Boeing-Use Tooling until delivery thereof to Boeing and to Contractor-Use Tooling and Common-Use Tooling at all times prior to the removal thereof by Boeing or delivery to Boeing or Boeing’s designee pursuant to GTA Section 12.0, GTA Section 13.0 or SBP Section 33.0.  All Existing Tooling shall remain identified with its identification tag containing the Boeing Lifetime Serial Number of such Tooling.  Seller shall identify all New Tooling and any reworked or re-identified Tooling with an identification tag containing the Boeing Lifetime Serial Number of each such Tool.  Boeing Lifetime Serial Numbers may be provided to Seller by Boeing.

12.4                        CERTIFIED TOOL LISTS

Seller shall prepare a list or lists (“Certified Tool List”) in accordance with the D33200, “Boeing Suppliers’ Tooling Document” or, subject to Boeing review and approval (not to be unreasonably withheld or delayed), its equivalent or replacement, and such other information as Boeing shall request.  Seller shall prepare a separate Certified Tool List for (i) Contractor-Use Tools, (ii) Common-Use Tools, (iii) Casting/Extrusion Tools, (iv) each county in Kansas in which any such Tool is located, (v) each state in which any such Tool is located and (vi) each state In which any such Tool is first utilized.  Seller shall promptly submit each initial Certified Tool List to Boeing.  Seller shall subsequently submit from time to time as specified by Boeing new Certified Tool Lists to supplement the information contained in the initial Certified Tool Lists.

12.5                        BOEING FURNISHED TOOLING

With respect to Existing Tooling and New Tooling, and in the event Boeing furnishes Tooling to Seller, Seller shall conform to the standards and requirements of Document D33200-1.  Boeing shall notify Seller of any action required for discrepant Tooling.

12.6                        PACKAGING AND SHIPPING

In lieu of the provisions of GTA Section 7.0, the following SBP Sections shall address ail packaging and shipping matters.

12.6.1              Packaging

The prices shown in SBP Attachment 1 include all packaging costs.  Seller shall package Product in accordance with the applicable requirements set forth in the Order.

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing / Spirit AeroSystems Inc.

Special Business Provisions (SBP)

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12.6.2              Product Packaging

Except as expressly provided otherwise herein, all Products shall be prepared (cleaned, preserved, etc.) and packed for shipment in a manner reasonably acceptable to Boeing pursuant to Document D37520-1, -1A, and -1B, “Supplier’s Part Protection Guide,” to (i) comply with carrier regulations and (ii) prevent damage or deterioration during handling, shipment and outdoor storage at destination for up to ninety (90) days.  Packaging design shall be suitable for, and consistent with, the requirements and limitations of the transportation mode specified by Boeing.  Boeing specifically reserves the right, at Boeing’s discretion; to direct air shipment or other expedited shipping methods from the delivery point specified in SBP Section 3.2.1 and Seller shall maintain a capability (where reasonably practicable) for meeting this requirement.  Seller shall submit two (2) copies of its proposed preparation procedure and packaging design to Boeing for approval (not to be unreasonably withheld or delayed) prior to the first Product delivery, and shall prepare and package each Product in accordance with the procedure and design approved by Boeing.  Notwithstanding any Boeing approval of Seller’s packaging design, Seller shall be solely liable for the manufacture of each packaging.  Any package (or unitized group of packages) weighing in excess of forty (40) pounds or otherwise not suited to manual handling shall be provided with skids to permit use of mechanical handling equipment.

Product packaging shall be in accordance with document D6-81628, “Shipping Label, Barcoded Preparation and Placement”, which is incorporated herein by reference.

12.6.3              Disposable Shipping Fixtures

Seller shall design, manufacture or procure, and test disposable shipping fixtures, as requested by Boeing, to support Orders.  The requirements for such items will be defined and identified by Boeing.  The design of any disposable shipping fixture shall be approved by Boeing (not to be unreasonably withheld or delayed) and conform to the standards and requirements of the applicable documents referred to in SBP Section 2.3.

12.6.4              Packing Sheet and Test Reports

The No. 1 shipping container in each shipment shall contain one (1) copy In English of (i) a packing sheet listing the contents of the entire shipment in accordance with Boeing’s written instructions and (ii) any test reports required by the specifications applicable to the Products being shipped.

For Non-United States shipments, prior to exportation of any Product, one (1) copy of the required customs invoice shall be enclosed in a waterproof envelope or wrapper, dearly marked “Customs Invoice,” securely attached to the outside of the No. 1 shipping container of each shipment.  Each customs invoice shall contain all of the Information specified in SBP Section 27.

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing / Spirit AeroSystems Inc.

Special Business Provisions (SBP)

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12.6.5              Additional Copies

Additional copies of packing sheets, test reports shall be furnished to Boeing in accordance with Boeing’s written instructions.

12.6.6              Price Inclusive

Unless otherwise specified in this SBP, the Prices for Products stated in this SBP include the cost with respect to such Products of preparation, packaging, crating, shipping fixtures and containers, container marking, furnishing of packing sheets and test reports, in accordance with this SBP.

12.7                        CYCLE TIME REQUIREMENTS

Boeing and Seller acknowledge that Boeing is committed to reduce Cycle Time.  Seller agrees to support Boeing in its commitment and to work with Boeing to develop mutually acceptable actions to support Cycle Time requirements as specified by Boeing to support the Program Airplane.  Upon Boeing’s request, Seller shall submit to Boeing a written plan describing how Seller would comply with the Cycle Time schedules, as specified by Boeing.

12.8                        COMPATIBILITY WITH ENGINEERING BUSINESS AND PRODUCTION SYSTEMS

Seller shall implement and maintain systems as required to ensure:  (i) compatibility with Boeing systems; and (ii) Seller’s performance under this SBP, including, but not limited to, business, manufacturing and engineering systems.

12.9                        ELECTRONIC ACCESS AND EXCHANGE OF DIGITAL PRODUCT DEFINITION

12.9.1             Exchange of Digital Product Definition between Boeing and Seller

Seller’s approval to receive and use computerized data shall be in accordance with documents D6-51991 “Quality Assurance Standards Reflecting Digital Product Definition for Boeing Suppliers using CAD/CAM”, D6-56199 “Hardware and Software Compatibility Requirements for Suppliers Use of BCAG CATIA Native Datasets as Authority for Design, Manufacturing and Inspection”, and D6-81491, “Authority and Usage of CATIA Native, CATIA IGES and PDM STEP Datasets.”

12.9.2              Systems/Software Compatibility between Boeing and Seller

After Seller is qualified to use the data exchange methods in accordance with Boeing Document D6-51991, “Quality Assurance Standards Reflecting Digital Product Definition for Boeing Suppliers Using CAD/CAM,” Seller shall maintain compatibility with Boeing’s systems in accordance with D6-55199 “Hardware and Software Compatibility Requirements for Suppliers Use of BCAG CATIA Native

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing / Spirit AeroSystems Inc.

Special Business Provisions (SBP)

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Datasets as authority for Design, Manufacturing and Inspection.”  Boeing shall provide timely notification to Contractor of revisions to Boeing’s systems.

12.9.3              Electronic Access, Communications and Data Exchange via Telecommunications

Any electronic communications and data exchange via telecommunications between the Parties shall be pursuant to an electronic access agreement executed concurrently with this SBP.  Provided, that any amendments to the SBP, GTA, AA or EAA shall be communicated in writing and not solely by electronic communication.

Any electronic access to Boeing by Seller or Seller by Boeing shall be pursuant to an electronic access or similar agreement.

12.10                 PROGRAM MANAGER

Seller will assign a full-time program manager whose exclusive responsibility will be to oversee and manage Seller’s performance hereunder.  The assignment of such program manager will be subject to Boeing’s prior approval of such person’s resume, such approval not to be unreasonably withheld or delayed.

12.11                 SUBCONTRACTING

During the term of this SBP, Seller agrees to work with Boeing to identify and implement opportunities to introduce into its sub-contract base substantial changes in manufacturing procedures, manufacturing technology, process specifications, and alternate sourcing to lower cost subcontractors.  Seller and Boeing shall periodically review the implementation of these opportunities and evaluate the sharing of cost savings in accordance with SBP Section 7.6.

In addition to the provisions of GTA Section 28.1, for subcontracts in excess of [*****] in value, subcontracting activities are subject to Boeing review and approval.  Boeing approval is not to be unreasonably withheld or delayed.

This SBP Section 12.11 shall apply in lieu of the first sentence of the 2nd paragraph of GTA Section 28.0.

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing / Spirit AeroSystems Inc.

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12.11.1       Subcontractors and Suppliers

Notwithstanding anything to the contrary set forth in this SBP or the GTA, Seller shall not be in breach of this Agreement with respect to breaches solely attributable to subcontractors or suppliers and where (i) such breach relates to an obligation of Seller with respect to a subcontractor or supplier party to an agreement originally between Boeing and such subcontractor or supplier (an “Assigned Agreement”), (ii) such breach is solely attributable to an Assigned Agreement that prohibits or does not allow, Seller to require such supplier or subcontractor to comply with such obligation and (iii) Seller has used commercially reasonable efforts to persuade such subcontractor or supplier to comply with such obligation.  Provided, however, that (i) Seller will promptly notify Boeing whenever its management becomes aware that an Assigned Agreement prohibits or does not allow Seller to require a supplier or subcontractor to comply with such an obligation; (ii) Seller will use commercially reasonable efforts to obtain the agreement of such supplier or subcontractor to comply with the obligations of Seller to Boeing with respect to subcontractors or suppliers, or both, including reasonable payments therefor.  Provided, that this clause shall not apply (i) with respect to obligations that are mandated by law or regulation or safety of flight considerations, and (ii) after two (2) years from the date of this SBP.

12.12                 INTERNATIONAL COOPERATION

12.12.1       Market Access and Sales Support

Seller agrees to work with Boeing to develop a lean global supply stream through application of shared strategies and tactics which support market access, and international business strategy.  Boeing and Seller agree to work together to identify countries where Seller may subcontract and manage associated supply chain in support of Boeing’s market access and international business strategy.  With respect to work covered by this SBP, and if directed by Boeing, Seller shall use commercially reasonable efforts to procure from subcontractors and manage associated supply chain, in countries selected by Boeing, goods and services having a value of not more than twenty-five-percent (25%) of the total Shipset Price of all undelivered Shipsets as of the date of such notice.  Such direction shall be at Boeing’s sole option and may occur at any time during the performance of this SBP; provided that Seller shall not be required to breach any then existing subcontract.  Seller may satisfy such requirement through purchases either related or not related to this SBP.  Seller shall document on SBP Attachment 12 all offers to contract and executed contracts with such subcontractors including the dollars contracted.  Seller shall provide Boeing with an updated copy of SBP Attachment 12 for the six-month periods ending June 30 and December 31 of each year.  If Seller is directed by Boeing to subcontract any part of its Work Packages and Seller anticipates an increase to the Price of the Order as a result of such direction, Seller shall notify Boeing in writing within thirty (30) days of such direction.  If there is a cost or schedule

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing / Spirit AeroSystems Inc.

Special Business Provisions (SBP)

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impact, Boeing shall respond within thirty (30) days on whether Seller is to proceed.  In such cases if Boeing directs Seller to proceed and there is a resulting increase to the Price of the Order, then the Parties will mutually agree to an equitable adjustment in Price.

12.12.2       Offset Assistance

Sellers shall use commercially reasonable efforts to cooperate with Boeing in the fulfillment of any non-United States offset program obligation that Boeing may have accepted as a condition of the sale of a Boeing product.  In the event that Seller is either directed by Boeing pursuant to Section 12.12.1, or on its own solicits bids and/or proposals for, or procures or offers to procure any goods or services relating to the work covered by this SBP from any source outside of the United States, Boeing shall be entitled, to the exclusion of all others, to all industrial benefits and other “offset” credits which may result from such solicitations, procurements or offers to procure.  Seller shall take any commercially reasonable actions that may be required on its part to assure that Boeing receives such credits.  Seller shall document on SBP Attachment 12 all offers to contract and executed contracts with such subcontractors including the dollars contracted.  Seller shall provide to Boeing an updated copy of SBP Attachment 12 for the six-month periods ending June 30 and December 31 of each year.  The reports shall be submitted on the next 1st of August and the 1st of February respectively.  If Seller is directed by Boeing to subcontract any part of its Pooduct(s) to a country in which Boeing has an offset obligation, and Seller anticipates an increase to the Price of the Product(s) as a result of such direction, Seller shall notify Boeing in writing within thirty (30) days of such direction.  If there is a cost or schedule impact, Boeing shall respond within thirty (30) days on whether Seller is to proceed.  In such cases if Boeing directs Seller to proceed and there is a resulting increase to the Price of the Product(s), then the Parties will mutually agree to an equitable adjustment in Price.  Attachment 12, Section 2 lists obligations in place at contract signing.

This SBP Section 12.12.2 applies in lieu of GTA Section 36.0.

12.13                 SUPPLY CHAIN INTEGRATION

12.13.1       Supplier Banked Material (SBM) or Boeing Provided Details (BPD)

Material, including but not limited to raw material, standards, detail components and assemblies, furnished to Seller by Boeing (“Boeing Furnished Material”) shall be administered in accordance with a Bonded Stores Agreement.

Boeing Provided Details (including raw material, standards, detail components and assemblies) to Seller’s statement of work are listed in Attachment 16 with their associated purchase price and will be updated by Boeing periodically to reflect Boeing current Price.

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing / Spirit AeroSystems Inc.

Special Business Provisions (SBP)

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Seller shall provide Boeing with required on-dock dates for all such material and BPD.  Seller’s notice shall provide Boeing with sufficient time to acquire the material.  If any parts will be supplied by Boeing then they will be identified in Attachment 16.

12.13.1.1                                             ATA Stringers

Pricing for ATA Stringer parts as noted in Attachment 16 are [*****] priced from [*****] through [*****].  If airplane rates decrease to lower than [*****] APM for the combined 737 and 767 Programs deliveries, ATA Stringer prices will increase up to [*****] defined by Boeing.

If airplane rates decrease to lower than [*****] APM for the combined 737 and 767 Programs deliveries, ATA Stringer prices will increase by up to an additional [*****] as defined by Boeing, for a total increase up to [*****] to the negotiated [*****] price.  Boeing and Spirit will mutually agree on the effective date of the price increase.

The parties mutually agree that equitable compensation may be recovered for [*****].

Boeing is responsible for all [*****] costs associated with Boeing Airplane Program changes including derivatives and Boeing initiated production changes that lead to new [*****].

Spirit is responsible for all Non-recurring and Recurring costs associated with Spirit dictated changes, including part numbers or configurations generated to support Spirit unique requirements, those not dictated by Boeing, e.g., modification work, rejections or any SP (special part).  One time non-recurring lot charge of [*****] will apply to each Spirit SP.  Non-recurring tooling costs associated with SP will be included in the SP recurring price.

Boeing is not liable for costs incurred by Spirit as a result of Boeing MRB actions related to BPD ATA Stringers or Spirit rejections of Boeing produced BPD ATA Stringers.

12.13.2       Boeing Raw Material Strategy

During the term of this SBP, Seller shall procure from Boeing (or its designated service provider who will act on behalf of Boeing) all raw material of the commodity type specified on the SBP Attachment entitled “Commodity Listing and Terms of Sale” (SBP Attachment 21) necessary to support any Order issued pursuant to this SBP.  From time to time, Boeing may amend the SBP Attachment entitled “Commodity Listing and Terms of Sale” by adding or deleting commodity types.  Any such amendment, or revisions to the raw material pricing, shall be subject to adjustment under SBP Section 7.0, provided that Seller shall take no action to terminate its existing supply agreements when such termination

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing / Spirit AeroSystems Inc.

Special Business Provisions (SBP)

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would result in an assertion for an adjustment until the Seller has received approval from Boeing.  The provision of any raw material by Boeing to Seller shall be according to Boeing’s standard terms of sale, the text of which is included in the SBP Attachment entitled “Commodity Listing and Terms of Sale.”  Boeing shall advise Seller of any designated service provider to be used at the time the Order is issued.  Upon request by Boeing, Seller must provide to Boeing documentation (e.g., packing slips, invoices) showing Seller’s full compliance with the obligations under this SBP Section.  If requested by Boeing or its designated service provider, Seller will provide an annual forecast of demand for the applicable commodity.  If Seller reasonably believes that Boeing or its designated service provider cannot support Seller requirements to fulfill an Order issued pursuant to this SBP, then Seller shall have the right to procure raw materials from other sources and shall notify Boeing prior to such procurement.  The provisions of this Section 12.13.2 will only apply to that portion of Seller contracts that support Boeing Statement of Work.

12.13.3       Third Party Pricing

Boeing may at any time identify products within Seller’s Products, for which Boeing has established a contract that Seller may purchase directly from Boeing’s subcontractor under the terms of Boeing’s subcontract (“Third Party Price Contact”).  Pricing for products under a Third Party Price Contract is only available for products listed in this SBP.  Seller is free to negotiate and enter into contracts at lower prices or on better terms, with this subcontractor or another company.  Seller to notify Boeing of any cost reductions resulting from use of Third Party Price Contracts.  Seller shall apply [*****] of the savings achieved through the use of these Boeing Third Party Price Contracts towards Price reductions on the applicable Boeing Products.

12.13.3.1                                             Toray Raw Material

During the term of this SBP, Spirit’s material purchases from Toray to support any requirements for products listed in Attachment 1 of the SBP shall be applicable to the terms of Section 12.13.3 Third Party Pricing.  The Third Party Pricing reimbursement will be based on the difference between the [*****] base (Attachment 1 prices are determined using this value) and [*****].

Methodology:

1)             Each year, in February, Boeing and Spirit will agree on the total airplane deliveries for the prior 12-month period for each minor model.

2)             Boeing will use the agreed-to Material Buy weights (to be updated every [*****]) and the total airplane deliveries to determine the total Toray material purchases by Spirit for the year.

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing / Spirit AeroSystems Inc.

Special Business Provisions (SBP)

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3)             The Third Party Pricing reimbursement will be calculated using the Toray Reimbursement formula.

Toray Reimbursement formula:

The formula to be used in the calculation of the Toray Third Party Pricing reimbursement is:

[*****]

P is calculated for the [*****] period, and for the [*****] period, each year, due to two Quantity Based Discount factors in each calendar year.

	Fly Weight	Buy Weight
[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]
[*****]	[*****]	[*****]

12.13.4       Obligation to Accept Assignment of Contracts

If Boeing has a contract(s) wfth a third party supplier that is primarily related to Seller and the contract was not assigned to Seller as of the date of this SBP and Boeing later determines that It has residual requirements or obligations for goods or services that 1) Boeing had previously obtained from the third party supplier prior to such date; 2) are still used in the Products provided by Seller under the SBP; and 3) that Seller no longer obtains from the third party supplier, Boeing can require Seller to accept an assignment of the contract(s) up through the current term of each contract or contracts in order for Seller to satisfy the residual requirements obligations.

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing / Spirit AeroSystems Inc.

Special Business Provisions (SBP)

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12.14                 Reserved

12.15                 LIFE CYCLE PRODUCT TEAM

12.15.1       Purpose

In the event Boeing uses Life Cycle Product Teams LCPT (or similar teams), personnel located at Boeing’s facilities in accordance with this SBP will conduct their respective activities concurrently in a team environment to assist Boeing in developing firm configuration and product development definition and meeting Program requirements which includes improving producibility, reliability and maintainability of the Program Airplane.  Notwithstanding Seller’s participation in the LCPT, Boeing shall have the right to make any and all determinations with respect to airplane performance and product strategy and the design of the Program Airplane and any Derivative.

12.15.1.1                                             Qualifications

Boeing shall have the right to review the qualifications of all personnel proposed by Seller for assignment to the LCPT or similar teams.  Seller shall forward professional resumes of such personnel to Boeing for review and approval not to be unreasonably withheld or delayed prior to assignment of such personnel.

12.15.2       Work Schedule

Except for sickness and other unavoidable absence, all personnel assigned to the LCPT by Seller pursuant to this SBP Section 12.15, shall be available during the customary work shift at the place designated by Boeing eight (8) working hours per day, Monday through Friday (except for identified Boeing holidays and such vacation periods as Boeing may reasonably permit) and shall work all overtime hours as Boeing may reasonably request.

12.15.3       Equipment and Supplies

Boeing shall furnish certain office equipment (e.g., desks, telephones, network access) and office supplies to Seller’s LCPT personnel.  Boeing will not provide personal property (such as computing equipment, software or drafting equipment and calculators) necessary for the performance by Seller’s LCPT personnel.  Seller shall provide all computing equipment and software required to support its LCPT personnel while located at Boeing’s facilities.

Boeing shall not be responsible for loss or damage to such personal property.

12.15.4       Employment Status

Seller’s LCPT personnel shall at all times remain employees of Seller and not employees of Boeing.  Seller shall be responsible for all wages, salaries and other amounts due Seller’s LCPT personnel and shall be responsible for all reports, requirements and obligations respecting them under local, state or

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing / Spirit AeroSystems Inc.

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federal laws of the United States, or the laws of any foreign country, including but not limited to social security, income tax, unemployment compensation, workers’ compensation and any other local, state or federal taxes of the United States or the taxes of any foreign country.

12.15.5       Team Leader

Seller shall designate one of its LCPT personnel “Team Leader.”  Administrative matters between Boeing and Seller arising during the performance of this SBP shall be managed by the Team Leader.

12.15.6       Discipline

Discipline of Seller’s LCPT personnel shall be Seller’s responsibility.  While on Boeing premises, Seller’s LCPT personnel shall obey all Boeing rules.  While on Seller premises, Boeing’s LCPT personnel shall obey all Seller rules.

12.15.7       Removal of Personnel

Upon receipt of a written request from Boeing for the replacement of any person assigned to the LCPT by Seller pursuant to this SBP Section 12.15, Seller shall remove such person from the LCPT.  As soon thereafter as reasonably possible, Seller shall promptly furnish a satisfactory replacement or alternate arrangement.

12.16                 INCREMENTAL RELEASE

Seller shall develop production plans and schedules for Production Articles based on SBP Attachment 14 and applicable Orders.  These production plans and schedules will include plans for the purchase of material and the fabrication and assembly of Production Articles in accordance with Seller policy.  Seller shall purchase material, standards and purchased parts and authorize fabrication and assembly of Production Articles in accordance with Schedules and lead times as specified in Attachment 6.

Seller-proposed and Boeing-approved costs associated with Schedules will be addressed pursuant to GTA Sections 12.3, 15.0, 16.0 and 25.2, provided the procedural requirements of those GTA sections are met.

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing / Spirit AeroSystems Inc.

Special Business Provisions (SBP)

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12.17                 PARTICIPATION

12.17.1       Other Boeing Entilies

Seller agrees that any Boeing division or Boeing subsidiary (“Boeing Entity”) not specifically included in this SBP may, by issuing a purchase order, work order, or other release document, place orders under this SBP during the term hereof or any written extension thereof, under the terms, conditions and pricing specified by this SBP.  Seller agrees that the prices set forth herein may be disclosed by Boeing on a confidential basis to Boeing entities wishing to invoke this SBP Section 17.1.  Seller shall notify the Boeing Procurement Representative named in SBP Section 9.0 of Boeing Entities not specifically referenced herein who frequently use this SBP.

12.17.2       RESERVED

12.17.3       RESERVED

12.17.4       Notification of Contract

In the event a purchaser known by Seller to be a Boeing Entity places an order for supplies or services covered by this SBP but fails to reference this SBP or otherwise seek the prices established by this SBP, Seller shall notify such purchaser of the existence of this SBP and the prices established hereunder and shall offer such prices to such purchaser.

12.18                 RESERVED

12.19                 Surplus Products

12.19.1       Return of Surplus Products

Boeing shall be entitled to return to Seller, at Boeing’s expense, any Product that has been delivered to Boeing in accordance with this SBP and that is surplus to Boeing’s then current requirements (including without limitation, any Products returned to Boeing by any Customer); provided that (i) any such Product may only be returned to Seller if agreed by Seller, and such agreement shall not be unreasonably withheld, and (ii) such Product is an a current production configuration or can be, in Boeing’s determination, economically changed to such a configuration.  On receipt of any such Product, Seller shall credit Boeing’s account with [*****] or an amount to be negotiated on a case by case basis, [*****] as set forth in SBP Attachment 7 “Indentured Parts Price List and Spare Part Pricing.”  If instructed by Boeing, Seller shall rework any such returned Product to put such Product in a current configuration.  Such rework shall be considered Miscellaneous Work and shall be priced in accordance with SBP Attachment 7 “Indentured Priced Parts List and POA’s” or as may be otherwise mutually agreed between the Parties.

12.19.2       Substitution of Surplus Products

In its sole discretion, Boeing may, upon providing written notice to Seller at least four (4) months prior to the scheduled delivery date for any Production Article, elect to use any Product in inventory or any Product returned to Boeing by any Customer in the place of such Production Article.  Boeing’s notice shall include the cumulative line number of the Program Airplane or Derivative on which Boeing intends to incorporate

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing / Spirit AeroSystems Inc.

Special Business Provisions (SBP)

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such Product.  Seller shall not deliver such Production Article to Boeing and shall not invoice Boeing for the Price of such undelivered Production Article.

13.0                        ORDER OF PRECEDENCE

In the event of a conflict or inconsistency between any of the terms of the following documents, the following order of precedence shall control:

1.                                       These Special Business Provisions (“SBP”) including attachments (excluding all documents listed below), then

2.                                       General Terms Agreement (“GTA”) (exuding all documents listed elsewhere on this listing), then

3.                                       Purchase contract if any, then

4.                                       Order (excluding all documents listed elsewhere on this listing), then

5.                                       D6-83323, Engineering Delegation Levels and Responsibility, Accountability and Authority (RAA) Descriptions for Specific Components on 737, 767, 747 and 777 Aircraft

6.                                       D6-83267-2, BCA Engineering Requirements for Mid-Western Aircraft Systems, Incorporated — Divestiture of the Wichita/Tulsa Division

7.                                       Engineering Drawing by Part Number and, if applicable, Supplier Specification Plan (SBP) then

8.                                       All documents incorporated by reference in SBP Section 12.1 “Supporting Documentation”, List of Certain Documents, and 16.0, Product Support and Assurance, of this SBP, then

9.                                       Electronic Access Agreement, then

10.                                 Administrative Agreement, if any, then

11.                                 Any other Boeing generated exhibits, attachments, forms, flysheets, codes or documents that the Parties agree shall be part of this SBP, then lastly

12.                                 Any Seller generated documents that the Parties agree shall be part of this SBP.

In resolving any such conflicts or inconsistencies, these documents shall be read as a whole and in a manner most likely to accomplish their purposes.

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing / Spirit AeroSystems Inc.

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Either party shall promptly report to the other party in writing any inconsistencies in these documents, even if the inconsistency is resolvable using the above rules.

14.0                        RESERVED

15.0                        APPLICABLE LAW

This contract shall be governed by the laws of the State of Washington.  No consideration shall be given to Washington’s conflict of law rules.  This contract excludes the application of the 1980 United Nations Convention on Contracts for the International Sale of Goods.  Boeing and Seller hereby irrevocably consent to and submit themselves exclusively to the jurisdiction of the applicable courts of King County, Washington and the federal courts of Washington State for the purpose of any suit, action or other judicial proceeding arising out of or connected with any Order or the performance or subject matter thereof.  Boeing and Seller hereby waive and agree not to assert by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that (a) Boeing and Seller are not personally subject to the jurisdiction of the above-named courts, (b) the suit, action or proceeding is brought in an inconvenient forum or (c) the venue of the suit, action or proceeding is improper.

16.0                        PRODUCT SUPPORT AND ASSURANCE

16.1                        Warranty

Seller acknowledges that Boeing and Customers must be able to rely on each Product performing as specified and that Seller will provide all required support pursuant to the PSAD.  Accordingly, the following provisions, including documents, if any, set forth below are incorporated herein and made a part hereof:

16.1.1              Product Support and Assurance Document (PSAD) D6-83315

Boeing may choose initially not to extend the Seller’s full warranty of Product to Customers.  This action shall in no way relieve Seller of any obligation set forth in the warranty documents listed above.  Boeing, at its sole discretion, may extend Seller’s full warranty of Product to its Customers at any time. Furthermore, Seller agrees to support the Product as long as any aircraft using or supported by the Product remains in service.

17.0                        ADMINISTRATIVE MATTERS

17.1                        Administrative Authority

For all matters requiring the approval or consent of either Party, such approval or consent shall be requested in writing and is not effective until given in writing by a person authorized to do so in the Administrative Agreement.  With respect to

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing / Spirit AeroSystems Inc.

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Boeing, authority to grant approval or consent is limited to Boeing’s Procurement Representative as provided in the Administrative Agreement.

17.2                        Administrative Agreement

An Administrative Agreement is used for administrative matters not specifically addressed elsewhere and sets forth certain obligations of the Parties relating to the administration of the SBP, GTA and each Order.  The Administrative Agreement is identified and incorporated in SBP Section 12.1 “Supporting Documentation.”

18.0                        OBLIGATION TO PURCHASE AND SELL

Boeing and Seller agree that in consideration of the prices set forth in Attachment 1, Seller shall sell and deliver to Boeing and Boeing shall purchase from Seller all of Boeing’s requirements for Products as set forth in SBP Section 3.0 and corresponding Products as required for Derivatives which shall be added to Attachment 1 during the period of performance for this SBP.  Such Products shall be shipped at any scheduled rate of delivery in accordance with the terms of delivery as determined by Boeing, and Seller shall sell to Boeing and Boeing shall purchase exclusively from Seller Boeing’s requirements of such Products during the term of this SBP, provided that, without limitation on Boeing’s right to determine its requirements, Boeing shall not be obligated to issue an Order for any given Product and shall be relieved of its exclusivity obligations for that Product to the extent that Boeing has the right to cancel as provided in GTA Section 13.2.A.

18.1                        Replacements

This Agreement contains no obligation for either Party relating to Replacement Aircraft.

19.0                        STRATEGIC ALIGNMENT / SUBCONTRACTING

With the exclusion of major end items as set forth in Attachment 1, Boeing may assign this SBP or any Order, in whole or in part, to a third party who is under an obligation to supply Boeing with components, kits, assemblies or systems that require the Seller’s Product; provided that such assignment shall not relieve Boeing of its obligations under this SBP or any Order.  Seller May subcontract its obligations hereunder to a third party, subject to the terms of this SBP and provided that such subcontracting shall not relieve Seller of its obligations under this SBP or any Order.

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing / Spirit AeroSystems Inc.

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20.0                        OWNERSHIP OF INTELLECTUAL PROPERTY

20.1                        Technical Work Product

All technical work product, including to the extent protectible by ownership rights, but not limited to, ideas, information, data, documents, drawings, software, software documentation, software tools, designs, specifications, and processes produced by or for Seller, either alone or with others, in the course of or as a result of any work performed by or for Seller pursuant to this SBP will be the exclusive property of Boeing and be delivered to Boeing promptly upon request.

20.2                        Inventions and Patents

20.2.1 Subject to the provisions of paragraph 20.2.3, all inventions conceived by or for Seller on or after the effective date of this SBP, either alone or with others, in the course of or as a result of any work performed by or for Seller pursuant to this SBP shall be owned by Seller, and any patents claiming such inventions (both domestic and foreign), will be the exclusive property of Seller.  Nothing in this paragraph 20.2.1 shall abridge or modify Boeing’s rights under 35 USC secs. 102 or 103 to inventions independently developed by or for Boeing on or after the effective date of this SBP.

20.2.2 Seller shall (i) use commercially reasonable efforts to promptly disclose to Boeing in written detail all inventions disclosed to Seller which were conceived prior to the effective date of this SBP (“Boeing Inventions”) and (ii) shall, at Boeing’s sole cost and expense, execute all papers, cooperate with Boeing, and perform all acts, reasonably requested by Boeing to assist Boeing in connection with the filing, prosecution, maintenance, or assignment of patents and patent applications claiming such Boeing Inventions.

20.2.3 Notwithstanding anything to the contrary in this SBP, all inventions conceived, developed, or first reduced to practice by or for Seller, either alone or with others, in the course of or as a result of any work performed by or for Seller, pursuant to this SBP (“SBP Inventions”) that Boeing reasonably believes are applicable to, developed for, incorporated in or to be incorporated in the 787 (“SBP 787 Inventions”), and any patents claiming such inventions (both domestic and foreign) will, subject to paragraph 20.2.3 (b) below, be the exclusive property of Boeing.  Seller will promptly disclose all SBP Inventions to Boeing in written detail.  Boeing shall have 90 days in which to inform Seller in writing whether Boeing reasonably believes such SBP Inventions are SBP 787 Inventions, and further, which SBP 787 Inventions Boeing wishes to pursue patent protection on the SBP 787 Inventions.

(a)                                 In the event Boeing elects to pursue patent protection on the SBP 787 Inventions, Boeing shall bear the entire cost and expense and Seller shall execute all papers, cooperate with Boeing and perform all acts, reasonably requested by Boeing to assist Boeing in connection with the filing, prosecution, maintenance, or assignment of related patents or patent applications on behalf of Boeing.

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing / Spirit AeroSystems Inc.

Special Business Provisions (SBP)

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(b)                                 In the event Boeing elects not to pursue patent protection on the SBP 787 Inventions, Seller shall have a period of 12 calendar months, commencing upon receipt of Boeing’s notice to not pursue patent protection, in which to file a formal patent application under 35 USC sec. 111(a) or a formal application under the Patent Cooperation Treaty or, subject to the following sentence, a provisional patent application under 35 USG secs. 111(b) or 119(e) or other similar provisional filing permitted by other sovereigns.  The filing of a provisional patent application or other similar provisional filing shall not qualify as the filing of a formal patent application for purposes of this subsection (b) unless Seller files a formal patent application within twelve (12) months after the filing of the provisional patent application.  In any event, Seller shall, prior to the date on which any such provisional patent application would be published, either abandon or file a formal patent application with respect to any provisional patent application.  Seller shall bear the entire cost and expense of filing, prosecuting and maintaining any patents and patent applications so filed.

(c)                                  In the event Seller fails to file a formal patent application or abandons a patent application in the manner described in sub paragraph (b) above and Boeing has also elected not to pursue patent protection on said SBP 787 Inventions as described in subbaragraph (a) above, the subject matter of said SBP 787 Inventions shall be held as a trade secret and shall be the sole and exclusive property of Boeing.

20.3                        Works of Authorship and Copyrights

All works of authorship (including, but not limited to, documents, drawings, software, software documentation, software tools, photographs, video tapes, sound recordings and images) created by or for Seller, either alone or with others, in the course of or as a result of any work performed by or for Seller pursuant to this SBP, together with all copyrights subsisting therein, will be the sole property of Boeing. To the extent permitted under United States copyright law, all such works will be works made for hire, with the copyrights therein vesting in Boeing.  The copyrights in all other such works, including all of the exclusive rights therein, will be promptly transferred and formally assigned free of charge to Boeing.

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing / Spirit AeroSystems Inc.

Special Business Provisions (SBP)

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20.4                        Pre-Existing Inventions and Works of Authorship

Seller grants to Boeing, with the right of Boeing to sublicense the same to Boeing’s subcontractors, suppliers, and customers in connection with Products or work being performed for Boeing, an irrevocable nonexclusive, paid-up, worldwide license under any patents, copyrights, industrial designs and mask works (whether domestic or foreign) owned or controlled by Seller at any time and existing prior to or during the term of this SBP, bid only to the extent that such patents or copyrights would otherwise interfere with Boeing’s or Boeing’s subcontractors’, suppliers’, or customers’ use or enjoyment of Products or the work product, inventions, or works of authorship belonging to Boeing under this SBP.

21.0                        SOFTWARE PROPRIETARY INFORMATION RIGHTS

Seller hereby grants to Boeing a perpetual, nonexclusive, paid-up, worldwide license to reproduce, distribute copies of, perform publicly, display publicly, and make Seller intended derivative works from software included in or provided with or for Products (Software) and related information and materials (Software Documentation) as reasonably required by Boeing in connection with (1) the testing, certification, use, sale, or support of a Product, or the manufacture, testing, certification, use, sale, or support of any aircraft including and/or utilizing a Product, or (2) the design or acquisition of hardware or software intended to interface with Software.  The license granted to Boeing under this SBP Section 21.0, also includes the right to grant sublicenses to Customers as reasonably required in connection with Customers’ operation, maintenance, overhaul, and modification of any aircraft including and/or utilizing Software.  All copies and Seller intended derivative works made pursuant to the foregoing license or any sublicense to a Customer will automatically become, subject to the foregoing license, the property of Boeing or Customer, and Boeing agrees to preserve Seller’s copyright notice thereon to the extent that such a notice was included with the original Software and/or Software Documentation.  Seller acknowledges that Boeing is the owner of all tangible copies of Software and Software Documentation provided to or made by Boeing or Customers pursuant to this SBP, and Seller hereby authorizes Boeing and Customers to dispose of, and to authorize the disposal of, the possession of any and all such copies by rental, lease, or lending, or by any other act or practice in the nature of rental, lease, or lending.

22.0                        INFRINGEMENT

Each Party will indemnify, defend, and hold harmless the other Party from all claims, suits, actions, awards (including, but not limited to, awards based on intentional infringement of patents known at the time of such infringement, exceeding actual damages, and/or including attorneys’ fees and/or costs), liabilities, damages, costs and attorneys’ fees related to the actual or alleged infringement of any United States or foreign intellectual property right (including, but not limited to, any right in a patent, copyright, industrial design or semiconductor mask work, or based on misappropriation or wrongful use of

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing / Spirit AeroSystems Inc.

Special Business Provisions (SBP)

MS-65530-0016 Amendment 7

information or documents) and arising out of the use of the indemnifying Party’s Proprietary Information and Materials in connection with the manufacture, sale or use of Products by the other Party or by Boeing’s Customers.  Each Party will duly notify the other Party of any such claim, suit or action in respect of which the notifying Party may be obligated to provide indemnification under this SBP Section 22.0; and the indemnifying Party will, at its own expense, fully defend such claim, suit or action on behalf of the indemnified Party and, if applicable, Boeing’s Customers.  Neither Party shall have any obligation under this SBP Section 22:0 with regard to any infringement arising from:  (i) such Party’s compliance with forrnal specifications issued by the other Party where infringernent could not be avoided in complying with such specifications or (ii) use or sale of Products in combination with other items when such infringement would not have occurred from the use or sale of those Products solely for the purpose for which they were designed or sold by such Party.  For purposes of this SBP Section 22.0 only, the term “Customer” shall not include the United States government; and the term “Party” shall not include Boeing or Seller, as applicable, its subsidiaries and all officers, agents and employees of Boeing or Seller, as applicable, or any of its subsidiaries.

23.0                        DIGITIZATION OF PROPRIETARY INFORMATION AND MATERIALS

Seller grants to Boeing a license under Seller’s copyrights for the purpose of converting Seller’s Proprietary Information and Materials to a digital format (“Digital Materials”) and making such Digital Materials available to its employees for company internal use through a computer data base system solely in connection with the use of the Products as permitted by Boeing’s license rights in the underlying Seller Proprietary Information and Materials.  Except as otherwise specifically agreed to in writing by the Parties, said license set forth hereunder shall survive termination or cancellation of this SBP relative to Digital Materials included in Boeing’s computer data base system prior to receipt of such notice of termination or cancellation.

24.0                        CONFIGURATION CONTROL

Seller agrees not to make any change in materials or design details which would affect the Product or any component part thereof except as may be provided for in SBP Attachment 4 without prior writen approval, not to be unreasonably withheld or delayed, of Boeing.  If such approval is granted, all part numbers and the originals of all drawings and data shall be revised accordingly.  Seller will use commercially reasonable efforts to place the above requirement in all its subcontracts for supplier identified purchased equipment which it enters into after the date hereof, whether such equipment is supplied to Seller as an end item or as a component part of an end item.

25.0                        RESERVED

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing / Spirit AeroSystems Inc.

Special Business Provisions (SBP)

MS-65530-0016 Amendment 7

26.0                        ON-SITE SUPPORT

26.1                        Indemnification Negligence of Seller or Subcontractor

Seller shall indemnify and hold harmless Boeing, its subsidiaries, and their directors, officers, employees, and agents from and against all actions, causes of action, liabilities, claims, suits, judgments, liens, awards, and damages, of any kind and nature whatsoever for property damage, personal injury, or death (including without limitation injury to or death of employees of Seller or any subcontractor thereof) and expenses, costs of litigation and counsel fees related therein or arising out of or in any way related to this Agreement, the performance thereof by Seller or any subcontractor thereof, including without limitation the provision of services, personnel, facilities, equipment, support, supervision, or review which occurs while Seller’s employees are on premises owned or controlled by Boeing.  The foregoing indemnity shall apply only to the extent of the negligence of Seller, any subcontractor thereof, or their respective employees.  In no event shall Seller’s obligations hereunder be limited to the extent of any insurance available to or provided by the Seller or any subcontractor thereof.  Seller expressly waives any immunity under industrial insurance, whether arising out of statute or source, to the extent of the indemnity set forth in this paragraph.

Boeing shall indemnify and hold harmless Seller, its subsidiaries, and their directors, officers, employees, and agents from and against all actions, causes of action, liabilities, claims, suits, judgments, liens, awards, and damages, of any kind and nature whatsoever for property damage, personal injury, or death (including without limitation injury to or death of employees of Boeing or any subcontractor thereof) and expenses, costs of litigation and counsel fees related thereto or arising out of or in any way related to this Agreement, the performance thereof by Boeing or any subcontractor thereof, including without limitation the provision of services, personnel, facilities, equipment, support, supervision, or review which occurs while Boeing’s employees are on premises owned or controlled by Seller.  The foregoing indemnity shall apply only to the extent of the negligence of Boeing, any subcontractor thereof, or their respective employees.  In no event shall Boeing’s obligations hereunder be limited to the extent of any insurance available to or provided by Boeing or any subcontractor thereof.  Boeing. expressly waives any immunity under industrial insurance, whether arising out of statute or source, to the extent of the indemnity set forth in this peragraph.

This SBP Section 26.1 applies in lieu of GTA Section 5.3.

26.2                        Commercial General Liability

If Seller or any subcontractor thereof will be performing work on Boeing premises, Seller shall carry and maintain, and ensure that all subcontractors or suppliers thereof carry and maintain, throughout the period when work is performed and until final acceptance by Boeing, Commercial General Liability

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing / Spirit AeroSystems Inc.

Special Business Provisions (SBP)

MS-65530-0016 Amendment 7

insurance with available limits of not less than One Million Dollars ($1,000,000) per occurrence for bodily injury and property damage combined.

26.3                        Automobile Liability

If licensed vehicles will be used in connection with the performance of the work, Seller shall carry and maintain, and ensure that any subcontractor thereof who uses a licensed vehicle in connection with the performance of the work carries and maintains, throughout the period when work is performed and with final acceptance by Boeing, Business Automobile Liability insurance covering all vehicles, whether owned, hired, rented, borrowed, or otherwise, with available limits of not less than One Million Dollars ($1,000,000) per occurrence combined single limit for bodily injury and properly damage.

26.4                        Workers’ Compensation

Throughout the period when work is performed and until final acceptance by Boeing, Seller shall, and ensure that any subcontractor thereof shall, cover or maintain insurance in accordance with the applicable laws relating to Workers’ Compensation with respect to all of their respective employees working on or about Boeing premises.  If Boeing is required by any applicable law to pay any Workers’ Compensation premiums with respect to an employee of Seller or any subcontractor, Seller shall reimburse Boeing for such payment.  Notwithstanding such insurance requirement above, in this SBP section 26.4 Seller shall be allowed to self insure; in compliance with applicable state law.

26.5                        Certificates of Insurance

Prior to commencement of the work Seller shall provide for Boeing review and approval, not to be unreasonable withheld or delayed.  Certificates of Insurance reflecting full compliance with the requirements set forth in SBP Section 26.2 “Commercial General Liability”, SBP Section 26.3 “Automobile Liability” and, SBP Section 26.3 “Workers’ Compensation”.  Such certificates shall be kept current and in compliance throughout the period when work is being performed and until final acceptance by Boeing, and shall provide for thirty (30) days advance written notice to Boeing in the event of cancellation.  Failure of Seller or any subcontractor thereon to furnish Certificates of Insurance, or to procure and maintain the insurance required herein or failure of Boeing to request such certificates, endorsements or other proof of coverage shall not constitute a waiver of the respective Seller’s or subcontractor’s obligations hereunder.

26.6                       Self-Assumption

Any self-Insured retention, deductibles, and exclusions in coverage in the policies required under this Section 26.0 shall be assumed by, for the account of, and at the sole risk of Seller or the subcontractor, which provides the insurance, and to the extent applicable shall be paid by such Seller or subcontractor.  In no event shall the liability of Seller or any subcontractor thereof be limited to the extent of any of the minimum limits of insurance required herein.

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing / Spirit AeroSystems Inc.

Special Business Provisions (SBP)

MS-65530-0016 Amendment 7

26.7                        Protection of Property

Seller assumes, and shall ensure that all subcontractors or suppliers thereof and their respective employees assume, the risk of loss or destruclion of or damage to any property of such Parties whether owned, hired, rented, borrowed, or otherwise.  Seller waives, and shall ensure that any subcontractor thereof and their respective employees waive, all rights of recovery against Boeing, its subsidiaries, and their respective directors, officers, employees and agents for any such loss or destruction of or damage to any property of Seller, any subcontractor, or their respective employees, other than for any such loss, destruction or damage resulting frorn the negligence or willful misconduct of Boeing, any of its subsidiaries, or any of their respective directors, officers, employees or agents.

At all times Seller shall, and ensure that any subcontractor thereof shall, use suitable precautions to prevent damage to Boeing property.  If any such property is damaged by the fault, negligence, or willful misconduct of Seller or any subcontractor thereof, Seller shall, at no cost to Boeing, promptly and equitably reimburse Boeing for such damage or repair or otherwise make good such property to Boeing’s satisfaction.  If Seller fails to do so, Boeing may do so and recover from Seller the cost thereof.

26.8                        Compliance with Boeing Site Requimments

In the event the Seller or Seller’s Subcontractor(s) performs any aspect of an applicable GTA, SBP or Order on property owned, operated, leased, or controlled by Boeing (hereinafter “On-Site Work”), Seller agrees to comply with Boeing’s environmental, safety and health requirements.  These are the same provisions with which Boeing employees must comply.  In the event Boeing or Boeing’s subcontractor(s) performs any aspect of an applicable GTA, SBP or Order on property owned, operated, leased, or controlled by Seller, Boeing agrees to comply with Seller’s environmental, safety and health requirements.  These are the same provisions with which Seller’s employees must comply.

27.0                        RESERVED

28.0                        DELIVERY — TITLE AND RISK OF LOSS

28.1                        Title and Risk of Loss

Without diminishing the obligations of Seller under this SBP, title to and risk of any loss of, or damage to, all Products (except for Tooling) shall pass from Seller to Boeing upon delivery as set forth in SBP Section 3.4.2 (Delivery Point and Schedule), except for loss or damage to the extend resulting from Seller’s fault, negligence, willful misconduct or failure to comply with the material terms of this SBP.  Passing of title on delivery shall not constitute final acceptance of such Products by Boeing.

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing / Spirit AeroSystems Inc.

Special Business Provisions (SBP)

MS-65530-0016 Amendment 7

Notwithstanding the provisions of this SBP Section 28.1, and without diminishing Seller’s obligations under this SBP, risk of any loss of, or damage to, all Existing Tooling and New Tooling (except for Common-Use Tooling) shall pass from Seller to Boeing upon delivery as set forth in Section 3.4.2 (Delivery Point and Schedule), except for loss or damage to the extent resulting from Seller’s fault or negligence or failure to comply with the terms of this SBP.

29.0                        RESERVED

30.0                        CUSTOMER CONTACT

Boeing is responsible for all contact with Customers regarding the Program, Program Airplanes and Derivatives and any other Boeing model aircraft programs.  Seller shall not make any contact with actual or potential Customers on the subject of the Program, Program Airplanes or Derivatives withcut Boeing’s prior written consent, not to be unreasonable withheld or delayed; and Seller shall respond to any inquiry from actual or potential Customers regarding the Program, Program Airplanes or Derivatives by requesting that the inquiry be directed to Boeing.  Seller shall, concurrently with such response, advise Boeing of such inquiry.

31.0                        RESERVED

31.1                        Interest on Overdue Amounts

If Seller or Boeing shall fall to pay when and as due any amount payable hereunder, such amount shall bear interest payable on demand, at the per annum rate announced by Citibank, New York, New York, as its prime rate on the last working day of the month in which such amount becomes due.

32.0                        SURVIVAL

Without limiting any other survival provision contained herein and notwithstanding any other provision of this SBP or the GTA to the contrary, the representations, covenants, agreements and obligations of the Parties set forth In GTA Section 12.3 “Seller’s Claim”, GTA Section 16.0 “Termination or Wrongful Cancellation”, GTA Section 18.0 “Responsibility for Property”, GTA Section 20.0 “Proprietary Information and Items”, GTA Section 24.0 “Boeing’s Rights in Seller’s Patents, Copyrights, Trade Secrets and Tooling”, GTA Section 29.0 “Non-Waiver/Partial Invalidity”, GTA Section 38.0 “Applicable Law”, GTA Section 39.0 “Order of Precedence”, this SBP Section 32.0 “Survival”, SBP Section 3.4.9 “Type Design and Type Certification Data Development and Protection”, SBP Section 3.5 “Product Support and Miscellaneous Work”, SBP Section 13.0 “Order of Precedence”, SBP Section 15.0 “Applicable Law”, SBP Section 16.0 “Product Support and Assurance”, SBP Section 20.0 “Intellectual Property”, SBP Section 22.0 “Infringement”, and SBP Section 26.0 “Insurance for On-Site Support” (if applicable), shall survive any cancellation, termination or expiration of this SBP, any assignment of this SBP or any payment and performance of any or

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing / Spirit AeroSystems Inc.

Special Business Provisions (SBP)

MS-65530-0016 Amendment 7

all of the other obligations of the Parties hereunder.  Termination or cancellation of any part of this SBP shall not alter or affect any part of this SBP which has not been terminated or cancelled.

33.0                        INVENTORY AT CONTRACT COMPLETION

Subsequent to Seller’s last delivery of Product(s), which contain, convey, embody or were manufactured in accordance with or by reference to Boeing’s Proprietary Information or Materials, including but not limited to finished goods, work-in-process and detail components (hereafter “Inventory”) which are in excess of Order quantity may be made available to Boeing for purchase.  Seller may be entitled to keep such inventory for other Boeing approved purposes.  In the event Boeing, in its sole discretion, elects not to purchase the Inventory, Seller may keep and sell such Inventory, under the terms of its spares supplemental license agreement with Boeing, as long as that supplemental license agreement is in good standing.  If Seller’s spares supplemental license agreement has been terminated or cancelled, Seller shall scrap the Inventory.  Prior to scrapping the Inventory, Seller shall mutilate or render it unusabie.  Seller shall maintain, pursuant to their quality assurance system, records certifying destruction of the applicable Inventory.  Said certification shall state the method and date of mutilation and destruction of the subject Inventory.  Boeing or applicable regulatory agencies shall have the right to review and inspect these records at any time it deems necessary.  In the event Seller elects to maintain the Inventory, Seller shall maintain accountability for the Inventory and Seller shall not sell or provide the Inventory to any third party without prior specific written authorization from Boeing.  Failure to comply with these requirements shall be a material breach and grounds for default pursuant to GTA Section 13.0.  Nothing in this SBP Section 33.0 prohibits Seller from making legal sales directly to the United States of America government.

34.0                        SELLER ASSISTANCE

In accordance with GTA Section 12.2 and GTA Section 13.2 Boeing may, by written notice to Seller, require Seller to transfer to Boeing or to Boeing’s designee title (to the extent not previously transferred) to certain (i) Contractor-Use Tooling, Common-Use Tooling and other Tooling, (ii) Transportation Devices, (iii) Boeing Furnished Material, (iv) raw materials, parts, work-in-process, incomplete or completed assemblies, and all other Products or parts thereof in the possession or under the effective control of Seller or any of its subcontractors, and (v) Proprietary Information of Boeing, including, without limitation, planning data, Product Definition, Drawings and other Proprietary Information relating to the design, production, maintenance, repair and use of all Products and Contractor-Use Tooling and Common-Use Tooling, in the possession or under the effective control of Seller or any of its subcontractors, in each case free and clear of all liens, claims or other rights of any Person.  Seller shall immediately transfer and deliver, and cause each of its subcontractors to transfer and deliver, any or all of the aforesaid items in accordance with any written notice or notices given hereunder by Boeing to Seller, notwithstanding any event or circumstance whatsoever, including, without limitation, any claim or

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing / Spirit AeroSystems Inc.

Special Business Provisions (SBP)

MS-65530-0016 Amendment 7

dispute Seller may assert in connection with a termination of this SBP or any payment for any such items.  If Boeing shall require Seller to transfer and deliver to Boeing or Boeing’s designee any of the aforesaid items, Seller shall cooperate with and shall assist Boeing in developing and implementing plans to transfer the production of Products and provision of services to Boeing, or to any other Person designated by Boeing, in an expeditious and orderly manner and will take such other steps to assist Boeing as Boeing may request in good faith, all for the purpose of maintaining, or attempting to maintain as nearly as may be possible, production of Program Airplanes and Derivatives in accordance with Boeing’s schedule of delivery of Program Airplanes and Derivatives to Customers.  Boeing will bear the reasonable costs associated with such cooperation, assistance and other steps except following an Event of Default in which case Seller shall bear such reasonable costs.

Following an Event of Default, Boeing and Seller acknowledge that the Program, and Boeing’s ability to sell and deliver Program Airplanes and Derivatives to Customers, will be substantially impaired if Seller delays, for any reason, its performance under this SBP Section 34.0.  Boeing and Seller also acknowledge that Seller’s assistance hereunder in the event of a cancellation, in whole or in part, of this SBP will be of fundamental significance to reduce incidental, consequential or other damages to Boeing. Consequently, Seller shall transfer and deliver to Boeing any or all of the aforesaid items notwithstanding any dispute or claim that Seller may have against Boeing.  Seller shall not delay its performance under this SBP Section 34.0 by any action, including, without limitation, any judicial or other proceeding, or by any failure to act.  Seller hereby authorizes Boeing or its representatives to enter upon its, or any of Seller’s subcontractors (Seller shall obtain from its subcontractors Boeing’s right to so enter and act), premises at any time during regular business hours upon one (1) day’s advance written notice, for the limited purpose of taking physical possession of any or all of the aforesaid items.  At the request of Boeing, Seller shall promptly provide to Boeing a detailed list of such items, including the location thereof, and shall catalog, crate, package, mark and ship such items expeditiously and in an orderly manner and otherwise in the manner requested by Boeing, which request may specify incremental or priority shipping of certain items. Seller shall, if instructed by Boeing, store or dispose of any or all of the aforesaid items in any reasonable manner requested by Boeing.

35.0                        NONRECURRING WORK TRANSFER

Following an Event of Default, Program Cancellation, expiration of this SBP or the termination of this SBP by mutual agreement of the Parties, Seller agrees to transfer to Boeing all Nonrecurring Work relating to the affected Program, or if this SBP is cancelled, all Non-Recurring Work set forth in SBP Section 3.3 “Nonrecurring Work”.

36.0                        DISPOSITION OF TOOLING

In the event Boeing exercises its rights under GTA Section 12.0, GTA Section 13.0 or SBP Section 34.0, Seller shall transfer and deliver to Boeing any and all

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing / Spirit AeroSystems Inc.

Special Business Provisions (SBP)

MS-65530-0016 Amendment 7

Tooling that must be transferred and delivered pursuant to GTA Section 12.0, GTA Section 13.0 cr SBP Section 34.0 free and clear of any and all liens, claims or rights of any third party.

37.0                        CUSTOMS-TRADE PARTNERSHIP AGAINST TERRORISM (C-TPAT)

C-TPAT is an initiative between business and government to protect global commerce from terrorism and increase the efficiencies of global transportation.  The program calls for importers, carriers and brokers to establish policies to enhance their own security practices and those of their business partners involved in their supply chain.  Such practices may include but are not limited to the following:

Procedural Security — Procedures in place to protect against unmanifested material being introduced into the supply chain;

Physical Security — Buildings constructed to resist intrusion, perimeter fences, locking devices, and adequate lighting;

Access Controls — Positive identification of all employees, visitors and suppliers;

Personnel Security — Employment screening, background checks and application verifications;

Education and Training Awareness — Security awareness training, incentives for participation in security controls.

Seller agrees to work with Boeing and appropriate industry and governmental agencies, as necessary, to develop and implement policies and procedures consistent with the C-TPAT initiative to ensure the safe and secure transport of Products under this SBP.

38.0                       ENVIRONMENTAL MANAGEMENT SYSTEMS AND HEALTH AND SAFETY MANAGEMENT SYSTEMS

Seller shall implement an environmental management system (“EMS”) and health and safety management system (“HSMS”) with respect to its performance under this SBP; and insert, in any of its subcontractor and supplier contracts for performance of Seller’s obligations under this SBP, provisions substantially similar to this SBP Section 38.0 and GTA Section 21.0 (Compliance with Laws).

39.0                        RESTRICTIONS ON LOBBYING

39.1                        Applicability

SBP Section 39.0 applies to all Sellers, domestic and foreign if:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing / Spirit AeroSystems Inc.

Special Business Provisions (SBP)

MS-65530-0016 Amendment 7

Seller’s Product is sold by Boeing, individually or incorporated into another product such as an Aircraft, to a Customer who finances the purchase of the Product or product with a direct loan from the Export-Import Bank of the United States (“Direct Loan”), and

The ship set price of the Product, combined with the ship set prices of any other items sold to Boeing by Seller which are incorporated into the product sold to the Customer, exceeds [*****].

39.2                        Certification

Boeing will notify Seller in writing if it believes the conditions of 39.1 are met and the below described certificate and disclosure form are required.  If applicable, Boeing will also identify the Aircraft being financed.

Upon receipt of such notice, Seller will execute an “Anti-Lobbying Certificate” substantially in the form of Attachment 24 to this SBP and, if applicable, Standard Form-LLL, “Disciosure Form to Report Lobbying.”  (a copy or the form can be found at http://www.ahrq.gov/downloads/pub/rfp010003/lobbying.pdf)

Seller will provide the executed certificate to the Boeing Procurement Representative.  Also, Seller will forward to the Boeing Procurement Representative any originals of the Standard Form-LLL received by Seller from its subcontractors of any tier promptly upon Seller’s receipt.

39.3                        Flow Down

With respect to any Direct Loan, the substance of this SBP MS-65530-0016 shall apply to all of Seller’s suppliers of any tier who supply items with a ship set price exceeding [*****].  Seller agrees to incorporate the substance of SBP MS-65530-0016, including this subsection 39.3, in all applicable subcontracts.

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing / Spirit AeroSystems Inc.

Special Business Provisions (SBP)

MS-65530-0016 Amendment 7

EXECUTED in duplicate as of the date and year first set forth above by the duly authorized representatives of the Parties.

BOEING	SELLER

THE BOEING COMPANY	Spirit AeroSystems Inc.
Boeing Commercial Airplanes

Name:	Name:

Title:	Title:

Date:	Date:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016 Amendment 7

SBP ATTACHMENT 1 TO
SPECIAL BUSINESS PROVISIONS

WORK STATEMENT AND PRICING

(Reference SBP Sections 3.2.1, 3.3.4.1, 3.4.4, 4.1, 4.8.2, 7.2, 7.2.1, 7.10.1, 12.6.1, 18.0)

FOR PURPOSES OF SBP Section 18.0, “OBLIGATION TO PURCHASE AND SELL” Boeing shall be defined as the following organizations, divisions, groups or entities:

BCA Supply Management and Procurement; The Boeing Company, Seattle, WA

The price for Products to be delivered on or before the eighth anniversary of the first day of the month in which both parties fully execute this SBP except as otherwise noted below will be as follows:

Period 1	TBD	Period 5	TBD
Period 2	TBD	Period 6	TBD
Period 3	TBD	Period 7	TBD
Period 4	TBD	Period 8	TBD

Attachment 1 step down pricing is from base year.

•                  [Note:  The total value reflected in attachment 1 (SOW) is intended to represent the total Lloyd site SOW (BCA production) and total Price on June 16, 2005 per the established 2003 Baseline.  If a disparity is identified between Attachments 1 SOW and the actual Lloyd site SOW, Attachment I will be revised to reflect the change and the summary value will be re-spread among the revised SOW.  This Attachment will continue to be revised and the summary value will be re-spread among the revised SOW.  This attachment will continue to be revised through the transition period to reflect any change to the 2003 Baseline values and/or part numbers.  Items marked as LMI’s are being further defined as Boeing Part Numbers (part numbers may be one-to-one or one-to-many after conversion), Engineering Changes, Part Number Rolls, un-identified parts may be added/deleted to the SOW to ensure a clean statement of work, and any work transfer activity identified (ie., 737 Horizontal/Vertical Stabilizers, 737 Tail cone, etc.) will be deleted from this SBP upon the work transfer date.  Seller will continue to support Boeing requirements for these products until successfully transferred to another party.

•                  “Boeing and Seller agree that Attachment 1 prices will be set such that: (i) when the prices are applied to the parts in the bill of material for any minor model type listed on Schedule A [this is to be the agreed minor model pricing sheet], the shipset price for such minor model will equal the amount set forth on Schedule A unless mutually agreed by Boeing and Seller as provided for below: (ii) the shipset price per minor model set forth on Schedule A is to be allocated to component parts incorporated into such shipset proportionately to the part pricing information contained in Boeing’s enterprise resource planning (ERP) system, with the proviso that any part that is common to two or more minor models will bear a single price irrespective of the minor model for which it is intended to be used; and (iii) to the extent that the proviso in subclause (ii) would result in the bill of material pricing for any minor model not aggregating to the Schedule A price, then the excess or deficiency is to be allocated among parts that are unique to such minor model, proportionately to the part pricing information for such unique parts contained in Boeing’s ERP system.  Boeing and Seller agree to use their best efforts to set Attachment 1 prices on the foregoing basis within 10 calendar days following the date on which the APA is signed.  If within this 10 day period a price allocation methodology acceptable to both Boeing and Seller is developed that aligns final Attachment 1 part prices to the proportionate part pricing in Boeing’s ERP system more closely than the foregoing basis, this revised methodology will be referred to a committee comprised of any four of John Borst, Bryan Gerard, Luis Valdes, Seth Mersky, and Nigel Wright.  If for any reason Boeing and Seller have not completed an Attachment 1 acceptable to both Parties within 10 calendar days from the date on which the APA is signed, all associated issues will be referred to such committee.  Any decision of such committee must be made unanimously to be valid.  When prices are established in accordance with the foregoing, this Attachment 1 will be updated accordingly.”]

[The following pages provide detail part numbers and pricing for each year.
Note: Attachment 1 Parts and Prices provided under separate file due to size.]
Non-recurring pricing and non-pricing agreements are contained in ATTACHMENT 9.

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing / Spirit AeroSystems Inc.

Special Business Provisions (SBP)

MS-65530-0016
Amendment 7

ATTACHMENT 1 SCHEDULE A

Wichita Site			Tulsa and McAlester Sites
[*****]		[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	$[*****]		[*****]	[*****]
	[*****]	[*****]		[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]	[*****]		[*****]
	[*****]	[*****]	[*****]		[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]

[*****]	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]

[*****]	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]

[*****]	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
[*****]
[*****]	[*****]	[*****]

[*****]	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]

[*****]	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]

[*****]	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]

[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
	[*****]	[*****]

[*****]	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing / Spirit AeroSystems Inc.

Special Business Provisions (SBP)

MS-65530-0016
Amendment 7

SBP ATTACHMENT 1A TO
SPECIAL BUSINESS PROVISIONS

Attachment 1A

The statement of work ([*****]) listed in this Attachment 1A is subject to all terms and conditions of SBP MS-65530-0016 and Amendment 1 thereto.  Any reference to Attachment 1 in this SBP is applicable to the work statement listed on this Attachment 1A with the following exceptions:

1.                                       With reference to clause 3.2 Period of Performance, the wording in section 3.2 is amended in its entirety only to the extent that applies to the parts listed in this Attachment 1A by the following:

The period of performance for this work statement is April 18th, 2006 through [*****].  Boeing has no obligation to Seller for any or all derivative airplane programs for this statement of work.  At or prior to the end of this period of performance, the Parties may agree to an extension beyond [*****], subject to agreement of the Parties as to Price and Schedule.

2.                                       With reference to clause 4.1 Recurring Price, wording in section 4.1 is amended in its entirety only to the extent that it applies to the statement of work listed in this Attachment 1A by the following:

The Price of Recurring Products is set forth in SBP Attachment 1A and includes the total price for all work under this Attachment 1A, subject to any applicable adjustments under SBP section 7.0.

3.                                       With reference to clause 4.4.1 Interim Extension Pricing, wording in section 4.1.1 is deleted in its entirety and not applicable for the statement of work listed in this Attachment 1A.

4.                                      With reference to clause 4.5 pricing for Derivatives, wording in section 4.5 is superseded in its entirety for the statement of work listed in this Attachment 1A by the following:

For Derivatives(s) and follow-on work outside the term of this SBP, Boeing reserves the right to contact with any supplier Boeing determines is appropriate for the supply of the Products addressed in the SBP Attachment 1A.  In determining the appropriate supplier for Derivative(s), [*****], will be a key consideration in the selection process, and in the establishment of Nonrecurring and recurring Shipset Prices for Derivative(s).  If Boeing selects Seller as the supplier for these Products, change pricing will be subject to SBP Section 7.9.

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing / Spirit AeroSystems Inc.

Special Business Provisions (SBP)

MS-65530-0016
Amendment 7

5.                                       With reference to Attachment 16 Boeing Furnished Material/Boeing Provided Details, Attachment 16 is deleted in its entirety and not applicable for the statement of work listed in this Attachment 1A.

6.                                       With reference to Attachment 22 Abnormal Escalation, Attachment 22 is deleted in its entirety and not applicable for the statement of work listed in this Attachment 1A.

7.                                       With Reference to GTA section 12.3 Seller’s Claim, the following text is deleted and not applicable to the statement of work listed in this Attachment 1A.

If Boeing terminates an Airplane Program according to the terms of GTA 25.0 within [*****] of [*****], then Seller shall further have the right to receive from Boeing an inconvenience fee equal to [*****], determined without regard to any write-off or other adjustment by reason of such termination, for the Tooling in support of the terminated Airplane Program.

Boeing shall have ninety (90) days from receipt of Seller’s claim to dispute such claim by delivering to Seller a written notice setting forth Boeing’s grounds for dispute.  If Boeing does not deliver such a notice to Seller or reach agreement with Seller regarding Seller’s claim within such ninety (90) day period, Seller may by written notice, seek resolution of its claim through the Senior Vice President Supplier Management or that person’s equivalent (the “Senior Executive”) as provided in Section 33.  If no response from such Senior Executive is received by Seller within 30 days of such Senior Executive’s receipt of Seller’s notice, Boeing shall pay Seller the amount claimed by Seller within fifteen (15) days thereafter.  Provided, however, that such payment shall be subject to full or partial recovery by Boeing by setoff, credit or otherwise, to the extent Seller’s claim is determined by Boeing to not be (x) in compliance with the terms of Section 12 or Attachment 1A to this GTA or (y) compensable under the regulations cited below; provided, however, that Boeing’s determination shall remain subject to the provisions of SBP Section 33.

8.                                       With reference to GTA section 15 Suspension of Work, the following text is deleted and not applicable to the statement of work listed in this Attachment 1A:

“and Boeing will compensate Seller for its reasonable direct costs incurred as a result of such Stop Work Order”.

9.                                       With reference to GTA section 16.0 Termination or Wrongful Cancellation, the following text is deleted and not applicable to the statement of work listed in this Attachment 1A:

“plus an amount for [*****], if any.  Notwithstanding the foregoing, if Boeing wrongfully cancels or terminates all orders with respect to a model

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing / Spirit AeroSystems Inc.

Special Business Provisions (SBP)

MS-65530-0016
Amendment 7

of Program Airplane (“Cancelled Program Airplane”) and such cancellation or termination results in or has the effect of a cancellation or termination of this Agreement or SBP MS-65530-0016 in its entirety with respect to the Cancelled Program Airplane, or if Boeing wrongfully cancels or terminates SBP MS-65530-0016 with respect to a Cancelled Program Airplane, then Seller shall be entitled to all remedies available at law or in equity, except that the monetary damages that Seller may recover shall not exceed [*****]”.

The prices for Products to be delivered on or before [*****] through [*****] are [*****] prices.  The pricing for [*****] is reflective of [*****] percent of the total yearly requirements for the subject parts.  Yearly requirements are inclusive of production, spares, retrofit, modification, POA and replacement part requirements.

The Parties acknowledge and agree that those provisions that have been amended in this Attachment 1A do not amend the same provisions for the rest of the Contract.

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

SBP ATTACHMENT 1B TO
SPECIAL BUSINESS PROVISIONS

Attachment 1B

Recitals

WHEREAS, Boeing and Seller entered into a Memorandum of Agreement dated August 28, 2007 (“MOA” for purposes of this Attachment 1B) for the model 747-8 propulsion work;

WHEREAS, the Parties intended, and established within the MOA, that the nacelle portion of the statement of work in the MOA would be governed by the prospective agreement Special Business Provisions MS-65520-0049;

AND

WHEREAS, the Parties never completed negotiation of or executed MS-65520-0049;

NOW, therefore, the Parties wish to establish terms and conditions by which certain 747-8 nacelle work will be governed by SBP MS-65530-0016.

The statement of work for 747-8 Nacelle listed in this SBP Attachment 1B (Nacelle SOW 1B) is subject to all terms and conditions of SBP MS-65530-0016 and Amendment 5 thereto, except as otherwise specified in this Attachment 1B.

As of the effective date of SBP Attachment 1B, one Non-Recurring milestone payment remains as agreed in MOA 6-5630-MEG07-003, Attachment 2.  The remaining milestone payment for [*****] has not been paid and is due at first aircraft delivery to the Customer.

Nacelle SOW-1B

[*****]
[*****]
[*****]
[*****]

[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]

030-22002-1 - Primary Exhaust (Kit)

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing / Spirit AeroSystems Inc.

Special Business Provisions (SBP)

MS-65530-0016
Amendment 7

Any reference to SBP Attachment 1 Work Statement and Pricing in this SBP is applicable to the Nacelle SOW 1B with the following exceptions:

1.                                      With reference to SBP Section 3.2 Period of Performance, the wording in section 3.2 is superseded in its entirety by the following for the parts listed in this SBP Attachment 1B:

The period of performance for this work statement is [*****] through [*****] at which time Boeing has no further obligation to procure Attachment 1B statement of work from Seller.  If a new 747 derivative airplane program is launched during this Period of Performance, Seller shall retain all rights included in this SBP Attachment 1B for that derivative airplane program.

[*****] prior to the end of the [*****] period of performance, Buyer will notify Seller of Buyer’s intent to either competitively bid the SBP Attachment 1B statement of work or negotiate pricing with Seller as a single source supplier.

2.                                      With reference to SBP Section 4.1 Recurring Price, wording in section 4.1 is superseded in its entirety by the following for the statement of work listed in this Attachment 1B:

The Price of Recurring Products is set forth in Attachment 1B of the SBP and includes the total price for all baseline statement of work under this Attachment 1B, subject to any applicable adjustments under SBP Section 7.0. Change Provisions, Pricing shall be included as an update to SBP Attachment 1 and SBP Attachment 7 Indentured Parts List and POA Pricing upon execution of this Amendment 1B.

747-8 Nacelle Shipset Pricing

The nacelle shipset consists of [*****] Inlet, [*****] Fan Cowl and [*****] Exhaust Nozzle/Plug Kits.  The [*****] Price [*****] Nacelle shipset baseline pricing shall be [*****].  Individual component pricing shall be [*****] for the Inlet [*****] for the Fan Cowls and [*****] for the Exhaust Nozzle/Plug Kits.

For clarification purposes, the Pricing in the MOA in August 2007 is for the baseline statement of work, 314U800-01 Rev New dated December 6, 2006, and all Changes subsequent to the baseline statement of work are not included in the SBP Attachment 1B pricing set forth above.

If Buyer, [*****] prior to the [*****] Period of Performance end date has notified Seller of its intent to contract with Seller as a single source supplier, then [*****] prior to the end of the [*****] period of performance, Seller will

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing / Spirit AeroSystems Inc.

Special Business Provisions (SBP)

MS-65530-0016

Amendment 7

propose pricing for the following [*****] or a period agreed upon by the Parties.  The parties will negotiate pricing in good faith based on then-prevailing market conditions for 747-8 Nacelle hardware.

3.                                      With reference to SBP Section 4.1.1 Interim Extension Pricing, wording in section 4.1.1 is superseded in its entirety by the following for the statement of work listed in this SBP Attachment 1B:

If the parties are unable to reach agreement on Pricing by the date which is [*****] prior to [*****], then such matter shall be resolved pursuant to GTA Section 33.0.  If any dispute for Pricing continues after the period of performance then interim pricing shall be established.  Interim Pricing shall be the then current Base Price adjusted in accordance with SBP Attachment 20 and escalated annually using the indices outlined below.  At such time as a resolution on Pricing has been achieved, an appropriate debit or credit will be made retroactive to the day after the expiration of the period of performance of this Attachment 1B of the SBP.

A.                                    Material - [*****]

B.                                    Labor - [*****]

4.                                      With reference to SBP Section 5.2 Recurring Payment, wording in section 5.2 is superseded in its entirety by the following, for the statement of work listed in this Attachment 1B:

Unless otherwise provided under written agreement between the Parties, payments shall be paid in immediately available funds net [*****] calendar days after the shipment date (the date items are received by the carrier from Seller).  Except in the case of an Order requiring Pay-From Receipt, the date of payment is calculated from the later of (a) the date the items are delivered to Boeing at its manufacturing site, (b) the date of receipt of a correct and valid invoice or (c) the scheduled delivery date of such Product.  Payment shall be done electronically as mutually agreed.  Boeing agrees to promptly notify Seller if it receives an invoice Boeing believes to be incorrect.

All Payments are subject to adjustment for shortages, credits and rejections.

5.                                      With reference to SBP Section 5.2.1 Non-Recurring Payment, the first paragraph and only the first paragraph, beginning “Non-Recurring Payment...” is superseded by the following for the statement of work listed in this Attachment 1B.

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing / Spirit AeroSystems Inc.

Special Business Provisions (SBP)

MS-65530-0016
Amendment 7

Non-Recurring Tooling payment shall be paid in immediately available funds net [*****] calendar days after receipt by Boeing of both a correct and valid invoice and where required a completed and approved certified tool list (CTL) (whichever is later).

6.                                      With reference to SBP Section 7.5 Schedule Acceleration/Deceleration and SBP Attachment 6 Lead Time Matrix, the 747-8 Nacelle Hardware listed in this Attachment 1B will be subject to the same 747 Strut/Nacelle (S/N) Lead Times, as outlined in Amendment 5 of SBP MS-65530-0016 Atch 6, column 747.

7.                                      With reference to SBP Attachment 16 Boeing Provided Details and Supplier Banked material, Attachment 16 will be updated to reflect the current GE115 Boeing Provided Details for installation on the Inlet.

8.                                      With reference to SBP Attachment 20 Quantity Based Price Adjustment Formula, Attachment 20 is deleted in its entirety and not applicable for the statement of work listed in this Attachment 1B.

9.                                      With reference to SBP Attachment 22 Abnormal Escalation, Attachment 22 is deleted in its entirety and not applicable for the statement of work listed in this Attachment 1B.

The Parties acknowledge and agree that those provisions that have been amended in this Attachment 1B do not amend the same provisions for the rest of the Contract.

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

SBP ATTACHMENT 2 TO
SPECIAL BUSINESS PROVISIONS

PRODUCTION ARTICLE DEFINITION AND CONTRACT CHANGE NOTICES

(Reference SBP Section 3.3.2.1, 3.3.2.2, 3.3.4.6, 3.4.1)

A.                                    Configuration

The configuration of each Production Article shall be as described in the latest released Supplier Specification Plan (SSP) revision in the Order and/or in the Contract Change Notices listed in Paragraph B below as such Contract Change Notices relate to the configuration of any Production Article:

B.                                    Contract Change Notices

The following Contract Change Notices are hereby incorporated into this SBP.

Amendment 1 incorporates:

1	2	4	5	6 rev A	7	8
9	10	11	12	13	14	15
16	17	18	19	20	21	22
23	24	25	26	27	28	29
30	31	32	33	34	35	36
37	40	41	42	43	44	45
46	47	48	49	50	51	52
53	54	55	56	57	58	59
60	61	62	63	64	65	67
68	69	70R1	71	71 rev A	72	73
74	75	76 rev A	77	78	79	80
81	83	84	85	86	87	88
89	91	92	92 (dup #)	93	95	96
97	98	99	100	101	102	103
104	105	106	107	108	109	110
111	112	117	118	119	120	121

1

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
 Amendment 7

122	123	124	125	127

Amendment 2 incorporates:

068	070	090	114	115	116	126
128	129	130	131	132	133	134
135	136	137	138	139	140	141
142	143	144	145	146	147	148
149	150	151	152	153	154	155
156	157	158	159	160	161	162
162 RI	163	164	165	166	167	168
169	170	171	172	173	174	175
175R1	176	177	178	179	180	181

2

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
 Amendment 7

Amendment 2 incorporates - continued:

182	183	184	185	186	187	187 (2)
188	189	190	191	192	193	194
195	196	197	198	199	200	201
202	203	204	205	206	207	208
209	211	211 (2)	212	212 (2)	213	214
214 (2)	214R1	215	215 (2)	215r1	216	216 (2)
216 (3)	217	218	219	220	221	222
223	224	225	226	227	228	228(2)
229	230	231	232	233	234	235
236	237	238	239	240	241	242
243	244	245	246	247	247 (2)	248
249	250	251	252	253	254	255
256	257	258	259	260	260R1	261
262	263	264	265	266	267	268
269	270	271	272	272r1	273	274
275	276	277	278	279	280	281
282	283	284	285	286	287	288
289	290	291	292	293	294	295
296	297	298	299	301	302	303
303 rev A	304	305	306	307	308	309
309R2	310	311	311r1	312	313	314
315	316	317	318	318 (2)	319	319 (2)
320	321	322	323	324	325	326
327	328	329	329	330	330	331
332	333	334	335	336	337	338
339	340	341	342	343	344	345

3

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
 Amendment 7

346	347	348	349	350	351	352
353	354	355	356	357	358	359
360	361	362	363	364	365	366
367	368	369	370	371	372	373
374	375	376	377	378	379	380
381	382	383	384	385	385 (2)	386
386 (2)	387	387 (2)	388	389	390	391
392	394	395	396	397	399	400
401	402	403	404	405	406	407
408	409	410	411	412	413	414
415	415R1	416	417	418	419	420
421	422	423	424	426	427	428
428 (2)	429	429	430	430 (2)	431	433
434	435	436	436 (2)	437	437 (2)	438
439	440	442	446	447	448	449
450	451	452	453	454	455	456
457	459	462	463	464	465	478
480	481	482	482	483	485	486
487	488	489	491	492	493	494
496	497	497R1	498	499	500	501

4

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
 Amendment 7

Amendment 3 incorporates:

082	309R4	309R5	502	502R1	503	504
505	506	507	508R1	508(2)	509	510
511	512	514	515	516	517	518
519	520	521	522	523	524	525
526	527	529	530	530R1	531	531R1
532	533	534	535	536	537	538
539	540	541	542	543	544	545R1
546	547	549	549 R.A	550	551	552
553	554	555	556	557	559	561
562	564	565	566R1	567	569	570
571	572	574	575	576	576 (2)	577R1
578	579	580	581	582	583	586
587	588	589	590	592	593	594
595	597	598	599	600	601	602
603	603R2	604	605	606	607	608
609	610	611	612	613	614	615
616	617	618	618 RI	619	620	621
622	623	625	626	627R1	628	629
630	633	634	635	636	637	639R2
640	641	642	643	644	645	646
647	648	649	650	651	652	653
655	656	657	658	659	660	661
662	664 R1	666	667	668	668 (2)	669
670	671	673	675	676	677	678

5

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
 Amendment 7

679	681	682	683	684R1	685	686R1
687	688(2)	688	689	689(2)	690 (2)	690
691	692	693	694	695	697	698
699	700 R1	701	702 R1	703	705	706
707	707 Rev A	708	709	710	711	712
713	714	715	716	717	718	719
721	722	723	724	725	726	727
728	729	730	731	732	733	734
735	736	737	738	739	740	742
743	744	745	746	747	748	749
750	751	752	753	754	755	757
758	759	760	761	762	763	764
765	766	767	768	769	770	771
772	773	774	775	778	779	780
781	782	784	785	786	787	788
789	790R1	791	792	794	795	796
798	799 R1	800	801	802 RI	803	804
805	806	807	808	811	812	813
814	816	817R1	819	820	822	823
824R1	82581	826	827	828	829	830
830 R1	831	833	834	836	838R1	839
840	841	842	843	844	845	847REV B
848	849	850	850	851	852	853
857	858	859	860	861 R1	864	868

6

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
 Amendment 7

874	875	876	879	880	881	883
885	899	904	916R2	939

Amendment 4 incorporates:

214R2	309R3	444	445	460	479	484
490	495	513	549R1	596	619R1	624
631	632	639 R3	663	673R1	692R1	695(2)
751(2)	752	756	769R2	773R1	774R1	776
791R1	793	796R1	800R1	802R2	803R1	809
810	815	818	821	840(2)	850R1	855
856	862R1	866	867	870	873	877
878	882	884	885	886	887R1	888
889	890(2)	892	893	894	895	896
897	898	899	900	901	902	903
905	906	907	908R2	909R1	910	911
912	913	914	915	918	919	920
921	922	923	924R1	925	926	927
928	929	930	933	935R1	936	937
938	940	942	947	948	949	950
951	952	953	954	958	959R1	962
963	964	965	967	968	970	972
975	976R2	977	979	981	982	983
983(2)	984	985	986	987(2)	991	992
993	994	995	996R1	997	997(2)	999
1000	1001	1002	1003	1006	1008	1009
1012	1013	1014	1015	1016	1017	1030

7

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
 Amendment 7

1032	1035	1040	1047	1071	1081	1092
1132	1133	1134	1135	1137R2	1142	1146
1153	1271	1328

Amendment 5 incorporates:

443	461	585	700R2	704	716(2)	803R1
821R1	884R1	969	1011	1018	1019	1020
1023	1024	1025	1026	1027	1028	1033R1
1034	1036	1037	1038	1039	1042	1043
1045	1046	1048	1049	1050	1051	1053
1054	1055	1058	1059	1060	1061	1062
1065	1066	1067	1068	1069	1070	1073
1074	1075	1076	1077	1078	1079	1080
1083	1084	1085	1086	1087	1088	1089
1090	1091	1093	1094	1095	1097	1098
1099	1100	1101	1102	1103	1104	1105
1106	1107	1108	1109	1110	1113	1114
1114R1	1115	1116	1117	1118	1119	1120
1121	1122	1123	1124RevA	1125	1126	1127
1128	1129	1130	1131	1136	1138RevA	1139
1140	1141	1143	1144	1145 RevA	1147	1148
1149R1	1150	1151	1152	1154	1155	1156
1157	1158	1159	1160	1161	1162	1164

8

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

1165	1166	1167	1168	1169	1170	1171
1172	1173	1174	1175	1177	1178	1179
1180	1181	1182	1184	1185	1186	1187

Amendment 5 incorporates - continued

1190	1191	1192	1193	1194	1195	1197
1198	1200	1201	1202	1204	1205	1206
1208	1209	1210	1211	1212	1213	1214
1215R1	1217	1219	1220	1221	1223	1224
1225	1226	1228	1229	1230	1231	1232
1233	1234	1241	1243	1244R2	1245	1246
1247	1249	1251	1253	1255	1256	1257
1259	1260	1261	1263	1264	1266	1267
1268	1269	1270	1273	1274	1275	1276
1277	1278	1279	1280	1281	1282	1283
1284R1	1285	1286	1287	1288	1290	1291
1293	1294	1295	1296	1297	1299	1300
1301	1302	1303	1304	1305	1306	1308
1312	1313	1315	1316	1317	1318R1	1319
1320	1321	1322R1	1323	1325	1326	1327
1329	1330	1331	1332	1333	1334	1335
1336	1337	1338	1339	1340	1341	1343
1344	1345	1346	1347	1348	1349	1350
1351	1352	1353	1354	1355	1356	1357
1359 Rev6	1360R1	1361	1362	1364	1365	1366

9

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

1367	1388	1369	1370	1371	1372	1373
1374	1375	1376R2	1377	1378	1379	1380
1381	1382	1383	1384	1385	1386	1387
1388	1389R2	1390	1391	1392	1393	1395
1398	1399	1400	1401	1402	1403	1404RevA
1407R2	1408	1409	1410	1411	1412	1415
1416	1417	1418	1419	1420	1421	1422
1423	1424	1425	1426 RevD	1427	1428	1429
1430	1431	1432	1433	1434		1436
1438	1439R1	1440	1441	1442	1443	1444
1445	1446	1447	1449	1450	1451	1452
1454	1455	1456	1457	1458	1459	1460
1461	1462	1463R1	1464	1465	1466	1467
1468	1469	1470	1471	1473	1474	1475
1476	1477R2	1478	1479R1	1481	1482	1484
1485	1486	1487	1488	1489	1490	1492
1494R1	1498	1499R1	1501	1502	1503	1504
1505	1506R2	1507	1509	1510	1511	1512R1
1513R1	1514	1515	1516	1517	1518	1519
1520	1522	1523	1524	1525	1526	1527
1528	1529	1530	1531	1532	1633	1534
1535	1536	1537	1538	1539	1540	1541
1542	1543	1544	1546	1549	1550	1551
1552	1553	1556	1557	1558	1559	1560

10

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

1561	1562	1565	1569	1570	1571	1572
1573	1576	1577	1578	1580R2	1581	1584
1585	1586	1587	1588	1589	1591	1592
1593	1596	1597	1598	1599	1600	1601
1602	1603	1604	1605	1606	1607	1608
1609	1611	1612	1613	1614	1615R2	1616
1617	1618	1619	1620	1622	1623	1624
1625	1626	1627	1628	1629	1630	1632
1633	1634	1635	1636	1637	1638	1639
1640	1641	1642	1644	1645	1646	1647
1648	1649	1650	1651	1652	1653	1654
1655	1656	1657	1658	1659	1661	1662
1663	1664	1665	1666	1667	1668	1669R1
1670	1671	1672	1674	1675	1676	1677
1678	1679	1680	1681	1682	1683	1684
1685	1687	1688	1689	1690	1691	1692
1693	1694	1695	1696	1697	1698	1699
1700	1701	1702	1703	1704	1705	1706
1707	1708	1709	1710	1711	1712	1713
1715	1716	1717	1718	1719	1720	1721
1722	1723	1724	1728	1729	1730	1731
1732	1733	1734	1735	1736	1737	1738
1739	1740	1741	1745	1746	1747	1748
1749	1751	1752	1753	1754	1755	1756

11

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

1757	1758	1759	1760	1761	1762	1763
1764	1765	1766R1	1767	1769	1770	1771
1772	1773	1774	1775	1776	1777	1778
1779	1780	1781	1783	1784	1785	1786
1788	1789	1790	1794	1795	1797	1798
1799	1800	1803	1807	1808	1809	1810
1811	1842	1813	18141815	1816	1817	1818
1819	1820	1821	1822	1823	1824	1825
1826	1827	1828	1829	1830	1831	1832
1835	1836	1837	1838	1839	1840	1842
1843	1844	1845	1846	1847	1848	1849
1850	1851	1852	1853	1854R1	1855	1856
1857	1858	1859	1860	1861	1862	1863
1864	1865	1866	1867	1868	1869	1870
1871	1872	1873	1874	1875	1876	1877
1878	1879	1880	1882	1883	1885	1886
1887	1888R1	1889	1890	1891	1892R1	1893
1894	1895	1896	1897	1898	1899	1900
1901	1902	1903	1904	1905	1906	1907
1908	1909	1910	1911	1912	1913 RevA	1914
1915	1916	1917	1918	1919	1920	1922
1924	1925	1926	1927	1928	1929	1930
1931	1932	1933	1934	1935	1936	1937
1938	1939	1940	1941	1942	1943	1945
1946	1947	1948	1949	1956	1972	1974

12

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

1984	1986	1998	2000	2012	2013	2032
2040	2058	2107	2108	2109	2110	2111
2114	2115	2117	2119	2120	2138	2144
2145	2146	2147	2163	2168	2190

Amendment 6 incorporates:

841(2)	1022	1163	1183	1188	1196	1199
1203	1218	1227	1235	1252	1265	1338
1406 R1	1412	1422	1423	1430	1454	1480
1488	1491	1557R1	1574	1582	1583	1610
1621	1631	1643	1660	1725	1726	1727
1750	1768	1791	1792	1793	1865R1	1871R1
1881	1921	1923	1949R1	1950	1951	1952
1953	1954	1955	1957	1958	1959	1960
1961	1962	1964	1965	1966	1967	1968
1969	1970	1971	1975	1976	1977	1978
1979	1980	1982	1963	1985	1987	1988
1989	1990	1991	1992	1993	1994	1995
1996	1997	1999	2001	2002	2003	2004
2005	2006	2007	2008	2009	2011R1	2013R1
2014	2015	2016	2017	2018	2019	2020
2021	2022	2023	2024	2025	2026	2027
2028	2029	2030	2031	2033	2034	2035
2036R2	2037	2038	2039	2041R1	2042	2043
2045	2047	2048	2049	2050	2051	2052
2053	2054	2055	2056	2057	2059	2060R1
2061	2065R2	2066	2067	2068	2069	2070
2071	2072	2073	2074	2075	2076	2077
2078	2079	2080	2081	2086	2087	2089
2090	2091	2092	2093	2094	2095	2096
2097	2098	2099	2100	2101	2103	2104
2105	2110	2112	2113	2116	2121	2122
2123	2124	2125	2126	2128	2129	2130
2131	2132	2133	2134	2135	2136	2137
2141	2142	2143	2146R1	2146R2	2146R3	2147R1
2147R2	2147R3	2147R4	2151	2152	2154	2155
2156	2157	2159	2160	2161	2162	2164
2165	2166	2167	2168	2169	2170	2171
2172	2173	2174	2175	2176	2177	2178

13

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
 Amendment 7

2179	2180	2181	2182	2183	2184	2185
2186	2187	2188	2189	2191	2192	2193
2194	2195	2197	2198	2199	2200	2201
2202	2203	2204	2205	2206	2207	2208
2209	2210	2211	2214	2215	2216	2217
2218	2219	2220	2221	2221	2224	2225
2226	2227	2228	2229	2230	2231	2232
2233	2234	2235	2236	2237	2238	2239
2240	2241	2242	2243	2244	2245	2246
2247	2248	2249	2250	2251	2252	2253
2254	2255	2256	2257	2258	2259	2260
2261	2262	2264	2263	2265	2266	2267

Amendment 6 incorporates - continued:

2268	2269	2270	2271	2272	2273	2274
2275	2276	2277	2278	2279	2280	2281
2282	2283	2284	2285	2286	2287	2288
2289	2290	2291	2292	2293	2294	2295
2296	2297	2298	2299	2301	2303	2304
2305	2306	2307	2308	2309	2310	2311
2312	2313	2314	2315	2316	2317	2318
2319	2320	2321	2322	2323	2324	2325
2326	2327	2328	2329	2330	2331	2332
2333	2334	2335	2336	2337	2338	2339
2340	2341	2342	2343	2344	2345	2346
2347	2348	2349	2350R1	2351	2352	2353
2354	2355	2356	2357	2358	2359	2360
2361	2362	2363	2364	2365R1	2366	2367
2368	2369	2370	2371	2372	2373	2374
2375	2376	2377	2378	2379	2380	2381
2382	2383	2384	2385	2386	2387	2388
2389	2390	2391	2392	2393	2394	2395
2396	2397	2398	2399	2400	2401	2402
2403	2404	2405	2406	2407	2408	2409
2410	2411	2412	2413	2414	2415	2416
2417	2418	2419	2422	2423	2424	2425
2426	2427	2428	2429	2430	2431	2432
2436R1	2437	2438	2439	2440	2441	2442
2443	2444	2445	2446	2447	2448	2449
2450	2451	2452	2453	2454	2455	2456
2457	2458	2459	2460	2461	2462	2463
2464	2465	2467	2470	2471	2472	2473
2474	2475	2476	2477	2478	2479	2480
2481	2482	2483	2484	2485	2486	2487
2489	2492	2493	2494	2495	2496	2497
2498	2499	2500	2501	2502	2503	2504
2505	2506	2508	2509	2510	2510	2511

14

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
 Amendment 7

2512	2513	2514	2515	2516	2517	2518
2519	2520	2521	2522	2523	2524	2525
2526	2527	2528	2529	2530	2531	2532
2533	2534	2535	2536	2537	2538	2539
2540	2542	2543	2544	2545	2546	2547
2548	2549	2550	2551	2552	2553R1	2554
2555	2556	2557	2558	2559	2560	2561
2562	2563	2564	2565	2566	2567	2568
2569	2570	2571	2572	2573	2574	2575
2576	2577	2578	2579	2580	2581	2582
2583	2584	2585	2586	2587	2588	2589
2590	2591	2592	2593	2594	2595	2596

Amendment 6 incorporates continued:

2597	2598	2599	2600	2601	2602	2603
2604R1	2606	2607	2608	2609	2610	2611
2612	2613	2614	2615	2616	2617	2618
2619	2620	2621	2622	2623	2624	2625
2626	2627	2628	2629	2630	2631	2632
2633	2634	2635	2636	2637	2638	2639
2640	2641	2642	2643	2644	2645	2646
2647	2648	2649	2650	2651	2653	2654
2655	2656	2657	2658	2659	2660	2661
2662	2663	2664	2665	2666	2667	2668
2669	2670	2671	2672	2673	2674	2675
2676	2677	2678	2679	2680	2681	2682
2683	2684	2685	2686	2687	2688	2689
2690	2691	2692	2693	2695	2696	2697
2698	2699	2700	2701	2702	2703	2704
2705	2706	2707	2708	2709	2710	2711
2712	2713	2714	2715	2716	2717	2718
2719	2720	2721	2722	2723	2724	2725
2726	2727	2728	2729	2730	2731	2732RA
2733	2735	2736	2737	2738	2739	2740
2741	2742	2743	2744R1	2745	2746	2748
2749	2750	2751	2752	2753	2754	2755
2756	2757	2758	2759	2760	2761	2762
2763	2764	2765	2766	2767	2768	2769
2770	2771	2772	2773	2774	2775	2776
2777	2778	2779	2780	2781	2782	2783
2784	2785	2786	2787	2788	2789	2790
2791	2792	2793	2794	2795	2796	2797
2798	2799	2800	2801	2803	2804	2805
2806	2807	2808	2809	2810	2811	2811R1
2812	2813	2814	2815	2815R1	2816	2818
2819	2820	2821	2822	2823	2824	2825

15

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
 Amendment 7

2826	2827	2828	2829	2830	2831	2832
2833	2834	2835	2836	2837	2838	2839
2840R1	2840R2	2841	2842	2843	2844	2845
2846	2847	2848	2849	2850	2852	2853
2854	2855	2856	2858	2859	2860	2861
2862	2863	2864	2865	2866	2867	2868
2869	2870	2871	2872	2874	2879	2882
2886	2887	2888	2889	2890	2891	2892
2893	2895	2896	2897	2898	2899	2900
2901	2902	2903	2904	2905	2906	2907
2908	2910	2911	2912	2913	2914	2915
2916	2917	2918	2919	2920	2921	2922
2923	2924	2926	2927	2928	2929	2930

Amendment 6 incorporates - continued

2931	2932	2933	2934	2935	2936	2937
2937R1	2938	2939	2940	2941	2942	2943
2944	2945	2946	2947	2948	2949	2950
2951	2952	2953	2954	2955	2956	2957
2958	2959	2960	2961	2962	2963	2964
2965	2966	2967	2968	2969	2970	2971
2972	2973	2974	2975	2976	2977	2978
2979	2980	2981	2982	2983	2984	2985
2986	2987	2988	2989	2990	2991	2992
2993	2994	2995	2996	2997	2998	2999
3000	3011	3013	3030	3035	3036	3037
3048	3050	3051	3064	3067	3077	3088
3091	3110	3113	3128	3144	3161	3162
3165	3167	3168	3169	3174	3197	3198
3224	3177	3201

16

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
 Amendment 7

Amendment 7 incorporates:

2002	2040 R1	2118R2	2126R1	2126R2	2140	2199R1
2223	2488R3	2490	2491	2580R2	2623R1	2652R1
2724R1	2802	2817	2851	2894	2935R1	3001
3001R1	3002	3003	3004	3005	3006	3007
3008	3009	3010	3012	3014	3015	3016
3017	3018	3019	3020	3021	3022	3023
3024	3025	3026	3027	3028	3029	3031
3032	3033	3033R1	3034	3038	3039	3040
3042	3043	3044	3045	3046	3052	3053
3054	3055	3056	3057	3058	3059	3060
3061	3062	3063	3065	3068	3069	3070
3071	3072	3074	3075	3076	3080	3081
3082	3083	3084	3089	3092	3093	3094
3095	3096	3097	3098	3099	3100	3101
3102	3104	3105R1	3105R3	3108	3109	3111
3112	3114	3115	3117	3118	3119	3120
3124	3124R1	3126R1	3127	3129	3130	3132
3133	3134	3135	3137	3138	3139	3140
3141	3142	3143	3148	3149	3150	3151
3152	3153	3154	3155	3156	3157	3158
3159	3160	3166	3170	3172	3173R3	3175
3176	3180	3181	3182	3183	3184	3185
3186	3187	3188	3188R1	3189	3190	3191
3195	3196	3198R1	3198R2	3202	3203	3204
3205	3206	3208	3209	3210	3211	3212
3216	3218	3219	3221	3223	3225	3227
3228	3229	3231	3232	3233	3236	3237
3238	3239	3240	3241	3242	3243	3244
3245	3246	3248	3249	3250	3251	3252
3253	3254	3255	3256	3257	3258	3260
3261	3262	3263	3265	3267	3268	3269
3272	3273	3274	3277	3278	3279	3280
3281	3282	3283	3284	3285	3286	3287
3288	3299	3290	3291	3292	3294	3295
3296	3297	3300	3302	3305	3308	3309
3310	3313	3318	3319	3321	3322	3323
3324	3325	3326	3327	3328	3329	3330
3331	3337	3337R1	3338	3339	3340	3341
3342	3343	3344	3345	3346	3347	3348
3349	3350	3351	3352	3353	3354	3355
3356	3357	3358	3359	3359R1	3360	3360R1
3361	3362	3362	3363	3363R1	3364	3365
3366	3367	3368	3369R1	3369R2	3370	3371
3372	3373	3374	3375	3375R1	3376	3377
3378	3379	3380	3382	3383	3385	3387

17

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
 Amendment 7

Amendment 7 incorporates:- continued:

3388	3388R1	3389	3390	3391	3392	3395
3397	3398	3390	3391	3392	3395	3397
3398	3399	3400	3401	3402	3403	3405
3406	3408	3409	3410	3411	3412	3414
3415	3416	3417	3418	3419	3420R1	3421
3422	3423	3427	3428	3429	3430	3431
3432	3433	3434	3435	3436	3437	3438
3438R1	3439	3440	3441	3442	3443	3444
3445	3446	3447	3448	3449	3450	3451
3452	3453	3454	3455	3456	3457	3458
3459	3460	3461	3462	3463	3464	3465
3466	3467	3468	3469	3469R1	3470	3471
3472	3473	3474	3475	3479	3480	3481
3483	3484	3485	3486	3487	3488	3489
3490	3492	3496	3497	3498	3499	3500
3501	3502	3503	3504	3505	3508	3509R1
3510	3511	3512	3513	3513R1	3514	3516
3517	3518	3519	3620	3521	3522	3523
3524	3526	3526	3527	3527R1	3528	3531
3532	3533	3534	3534R1	3535	3536	3537
3538	3539	3540	3540R1	3541	3542	3543
3544	3545	3547	3548	3549	3550	3551
3552	3553	3553R1	3554	3555	3556	3557
3558	3559	3560	3561	3562	3564	3565
3566	3567	3568	3569	3570	3571	3572
3573	3574	3575	3576	3577	3578	3580
3582	3584	3587	3588	3589	3590	3591
3595	3596	3597	3599	3600	3601	3602
3604	3605	3606	3607	3609	3610	3611
3613 RevA	3614	3615	3616	3619	3620	3621
3623	3624	3626	3627	3628	3629	3630
3631	3632	3633	3634	3635	3637	3638
3642	3643	3644	3645	3647	3648	3649
3650	3651	3652	3653	3664	3655	3656
3657	3658	3669	3661	3662	3663	3664
3665	3666	3667	3668	3669	3670	3671
3672	3673	3674	3675	3676	3677	3678
3679	3680	3681	3682	3683	3684	3685
3686	3687	3688	3689	3690	3691	3692
3693	3694	3695	3696	3697	3698	3699
3700	3701	3702	3703	3704	3705	3706
3707	3708	3709	3710	3711	3712	3713
3714	3714R1	3715	3716	3717	3719	3720
3721	3722	3723	3724	3725	3726	3727
3728	3729	3730	3731	3732	3733	3734

18

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
 Amendment 7

Amendment 7 incorporates:- continued:

3735	3736	3737	3738	3739	3740	3741R1
3743	3744	3745	3746	3757	3748	3749
3750	3751	3752	3753	3754	3755	3756
3757	3758	3759	3760	3762	3763	3765
3766	3767	3768	3769	3770	3771	3772
3773	3774	3775	3776	3778	3779	3783
3784	3785	3786	3787	3788	3789	3790
3791	3792	3793	3794	3795	3797	3798
3800	3802	3803	3804	3805	3806	3807
3808	3809	3810	3811	3812	3813	3814
3815	3816	3817	3818	3819	3820	3821
3822	3823	3824	3825	3826	3827	3828
3829	3830	3831	3832	3833	3834	3836
3837	3838	3839	3841	3842	3843	3844
3847	3848	3850	3851	3852	3853	3854
3855	3856	3857	3860	3861	3861R1	3862
3863	3864	3865	3866	3869	3870	3871
3871R1	3873	3874	3875	3876	3877	3878
3879	3880	3881	3882	3883	3884	3885
3886	3887	3889	3890	3893	3894	3895
3896	3897	3898	3898R1	3899	3900	3901
3902	3903	3904	3905	3906	3907	3908
3909	3910	3911	3912	3913	3914	3915
3916	3917	3918	3919	3920	3921	3922
3923	3924	3925	3926	3927	3928	3929
3931	3932	3934	3935	3936	3937	3938
3939	3940	3941	3942	3943	3944	3945
3946	3947	3948	3949	3950	3951	3952
3953	3954	3955	3956	3957	3958	3959
3960	3961	3962	3963	3964	3965	3966
3967	3968	3969	3970	3971	3972	3973
3974	3975	3976	3977	3978	3979	3980
3981	3982	3983	3984	3985	3986	3987
3988	3989	3990	3991	3992	3993	3994
3995	3996	3997	3998	3999	4000	4001
4002	4003	4004	4005	4006	4007	4008
4009	4010	4011	4012	4013	4014	4015
4016	4017	4018	4019	4020	4021	4022
4023	4024	4025	4026	4027	4028	4029
4031	4032	4034	4035	4036	4037	4038
4039	4040	4040R1	4042	4043	4044	4045
4046	4047	4048	4050	4051	4052	4053
4054	4055	4056	4057	4058	4059	4060
4061	4062	4063	4064	4065	4066	4067
4068	4069	4070	4071	4072	4073	4074

19

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
 Amendment 7

Amendment 7 incorporates:- continued:

4075	4076	4077	4078	4079	4080	4081
4082	4083	4084	4085	4089	4090	4091
4092	4094	4095	4096	4097	4098	4099
4100	4101	4102	4102R1	4104	4105	4107RevA
4108	4109	4110	4111	4112	4113	4114
4115	4116	4117	4119	4120	4121	4125
4126	4127	4128	4129	4130	4131	4132
4133	4134	4135	4136	4137	4138	4139
4142	4144R1	4145	4146	4147	4148	4149
4150	4151	4152	4154	4155	4156	4157
4159	4160	4161	4162	4163	4164	4166
4167	4168	4170	4171	4172	4173	4174
4175	4176	4177	4178	4179	4181	4182
4183	4185	4186	4187	4188	4189	4190
4191	4192	4193	4194	4195	4196	4197
4198	4199	4200	4201	4202	4203	4204
4205	4206	4207	4208	4209	4210	4211
4212	4213	4214	4215	4219	4220	4222
4223	4224	4225	4226	4227	4228	4229
4230	4231R1	4232	4233	4234	4235	4236
4237	4238	4239	4240	4241	4242	4243
4244	4246	4247	4248	4249	4250	4251
4252	4253	4254	4255	4257	4258	4259
4260	4261	4262	4264	4265	4266	4267
4269	4272	4273	4274	4275	4277	4278
4280	4281	4282	4283	4284	4285	4286
4287	4288	4288R1	4289	4291	4292	4293
4294	4295	4296	4296R1	4298	4299	4300
4301	4302	4303	4304	4305	4306	4308
4309	4313	4314	4315	4316	4318	4319
4319R1	4320	4323	4324	4325	4325R1	4326
4327	4328	4329	4330	4331	4332	4333
4334	4335	4336	4337	4338	4339	4341
4342	4343	4344	4345	4346	4347	4350
4351	43524353	4354	4356	4357	4358	4359
4360	4361	4363	4365	4366	4388	4370
4371	4372	4374	4375	4376	4377	4378
4379	4380	4381	4382	4383	4384	4385
4386	4387	4388	4389	4390	4391	4392
4393	4394	4395	4396	4397	4398	4398R1
4399	4400	4402	4405	4406	4407	4408
4409	4410	4411	4412	4413	4414	4415
4416	4417	4419	4420	4422	4423	4423R1
4424	4424R1	4425	4425R1	4426	4426R1	4427
4428	4429	4430	4431	4432	4433	4434
4435	4436	4437	4438	4439	4440	4441
4442	4443	4448	4449	4452	4453	4454

20

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
 Amendment 7

Amendment 7 incorporates:- continued:

4457	4458	4461	4462	4463	4464	4465
4470	4471	4472	4473	4474	4475	4476
4477	4477 R1	4478	4479	4480	4485	4486
4487	4488	4489	4490	4491	4494	4500
4501	4503	4504	4507	4508	4510	4511
4512	4513	4518	4520	4521	4522	4523
4524	4527	4528	4529	4531	4532	4533
4535	4536	4537	4538	4539	4540	4540
4542	4543	4544	4545	4546	4547	4548
4556	4557	4558	4559	4560	4562	4563
4564	4565	45666	4567	4574	4575	4576
4577	4578	4586	4587	4588	4589	4590
4591	4592	4593	4594	4595	4596	4597
4598	4599	4601	4606	4607	4611	4612
4613	4614	4615	4616	4617	4618	4619
4621	4622	4623	4624	4625	4626	4627
4628	4630

21

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

SBP ATTACHMENT 3 TO

SPECIAL BUSINESS PROVISIONS

RESERVED

1

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

SBP ATTACHMENT 4 TO
SPECIAL BUSINESS PROVISIONS

ADDITIONAL STATEMENT OF WORK

(Reference SBP Section 3.3.1.1, 3.3.2.1, 3.3.3, 3.4.5, 3.4.8)

A.                                    Sustaining Engineering Delegation Statement of Work

Seller’s responsibilities as they relate to Sustaining Engineering Delegation work for the products included in this Special Business Provisions are defined in Boeing Document D6-83323.  This Document includes summary matrices depicting the Engineering Delegation requirements for each product commodity and a Responsibility, Authority and Accountability (RAA) Document.  The baseline as of the date hereof shall be D6-83323 Rev. New signed January 21, 2005 which will be subject to periodic update.

D6-83323 is a summary of the Engineering Delegation requirements for sustaining products that are part of this SBP and included in the part pricing in Attachment 1.  All costs associated with Seller Engineering responsibility as described within D6-83323 with the exception of Fleet Support or as provided for below are included within Attachment 1 pricing for sustaining programs and will not be subject to additional payment from Boeing.

In addition, Boeing and Seller responsibilities related to the 737MMA program are defined in the 737MMA BCA/IDS Working Together Agreement signed December 2004 by R.K. Gardner, J.L. Turner and A.M. Parasida.  All activities and responsibilities identified for “BCA - Wichita” within this document will be the responsibility of Seller.

Product development projects in work at Boeing’s Wichita Division that have been selected for inclusion in this SBP as of the date hereof are outlined in Section B of this Attachment 4.  Section B.1 includes those major re-design efforts that support Derivative aircraft and will be subject to non-recurring engineering payments according to the terms of SBP 5.2.1.  The level of effort expended by Boeing on these development projects prior to June 16, 2005 will not be included in such non-recurring engineering payments to Seller.  Section B.2 includes a list of known projects that will be subject to such non-recurring engineering payments only after the threshold for embedded engineering support as described below has been exceeded.

For future product development projects, a determination will be made as to whether (i) a requirement for production hardware associated with this developmental effort is anticipated; and (ii) the production hardware resulting from this developmental effort is either a change to or a derivative of the current Attachment 1 Statement of Work.  If these conditions are not met then the development projects should not be added to Attachment 4 and instead, should be covered by the Services Agreement.  If these conditions are met, these projects will be added to Section B.1 or B.2 of Attachment 4.  Those projects that support Derivative aircraft or where applicable, BCA aircraft delivered to IDS, will be added to B.1 and will be subject to non-recurring payments.

Those projects that support changes to the then existing Attachment 1 statement of work will be added to B.2 and not be subject to additional non-recurring payment until the sustaining engineering threshold for the program appropriate for each project has been exceeded.  Only Boeing initiated PRR changes will apply towards these

1

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

thresholds and will be eligible for additional non-recurring payment once the thresholds have been exceeded.  Customer introductions and Master Changes are Seller’s responsibility and will not be subject to additional non-recurring payment.  In addition, only those Boeing initiated PRR changes with an impact to Seller that exceeds [*****] engineering hours per change will apply towards these thresholds.  PRR changes to do not result in a minimum impact of [*****] engineering hours per change to Seller will not apply towards the threshold and will not be subject to additional non-recurring payment.

The baseline threshold for each program is identified below.  These program engineering thresholds will be adjusted annually to reflect changes in delivery rates for each program.

Baseline PRR Engineering Thresholds

•                  737                              [*****] hours

•                  747                              [*****] hours

•                  767                              [*****] hours

•                  777                              [*****] hours

When these thresholds are divided by the 2003 airplane deliveries for each respective model it yields the following ratios of engineering hours per airplane by program.

2003 Airplane Deliveries by Program

•                  737                              -173 airplanes

•                  747                              -19 airplanes

•                  767                              -24 airplanes

•                  777                              -39 airplanes

PRR Engineering Thresholds per Airplane

•                  737                              [*****] hours

•                  747                              [*****] hours

•                  767                              [*****] hours

•                  777                              [*****] hours

Each year, an adjustment will be made concurrent with the quantity based price adjustment process outlined within Attachment 20 to establish the appropriate threshold for each program for the following year.  To calculate the new threshold, the PRR Engineering Thresholds per Airplane as identified above will be multiplied by [*****] (beta factor) times the change in delivery rates by program for the target year versus 2003 Airplane Deliveries by Program.  This value will then be added to (or subtracted from) the Baseline PRR Engineering Thresholds.  In other words, the PRR Engineering Threshold for any given year will be increased (or decreased) by [*****] of the variation in airplane deliveries by program for that year versus 2003 airplane deliveries.

For those projects added to B.1, Seller will provide up to [*****] hours in the aggregate of engineering support per project at no charge to Boeing.  This support will include but shall not be limited to technical consultation, work statement development and schedule development.

2

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

B.                                    Product Development Projects in work at Boeing’s Wichita Division

B.1                               Product Development Projects Subject to Non-Recurring Engineering Payments

The following list of product development projects will be subject to non-recurring engineering payments according to the terms of SBP 5.2.1.  The level of effort expended by Boeing on these development projects prior to June 16, 2005 will not be included in such non-recurring engineering payments.

•                              737 Short Field Landing Performance

•                              737-900X

•                              737-800MMA

•                              737-Wedgetail

•                              747-8

•                              777-200LR Freighter

•                              737-900BBJ3

B.2                               Projects Not Subject to Non-Recurring Engineering Payments

The following is a list of known projects that will not be subject to non-recurring engineering payments until the thresholds identified above have been exceeded.

•                              [*****]

•                              [*****]

•                              [*****]

•                              [*****]

•                              [*****]

•                              SFAR 88

•                              [*****]

•                              [*****]

•                              [*****]

•                              [*****]

•                              [*****]

•                              [*****]

3

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

SBP ATTACHMENT 5 TO

SPECIAL BUSINESS PROVISIONS

RATES AND FACTORS

(Reference SBP Section 7)

The following Rates will be utilized for changes to Material, Outside Processing and Touch Labor.  All other costs and profit are part of the Wrap Rates fixed for life of contract.

Cost Item	Factor or Rate

Direct Engineering:	[*****]
Engineering, Planning, N/C Programming & Tool Design are to be billed at this rate
Does not include Engineering Management which is an Indirect Cost

Direct Manufacturing Labor:	[*****]
Basic Factory Labor and Quality Assurance are to be billed at this rate
Direct Support Costs are included as an Indirect Cost and part of the rate also

Direct Material/Outside Processing/Non-Labor:	[*****]

1

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

SBP ATTACHMENT 6 TO
SPECIAL BUSINESS PROVISIONS

Lead Time Matrix

(Reference Section 7.5, 12.16)

Lead Time Matrix

Months from Authorization to Proceed to F.O.B. Seller’s Plant

	737		747		767		777
	Structures	S/N	Structures	S/N	Structures	S/N	Structures	S/N
Raw Material Forward Buy Authorization	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

Order Base Extension	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

Rate Increase	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

Rate Decrease	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

Customer Introduction	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

Customer Reorder	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

Customer Refire	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

Customer Deimplementation	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

Assembly - Wichita controlled end items	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

Assembly - Tulsa controlled end items	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

Fabrication - Wichita controlled end items	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

Fabrication - Tulsa controlled end items	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

Lead time in months is from authorization to proceed to F.O.B. seller’s plant.
Forward buy authorization is for limited procurement of material and/or parts as required in order to support an expected full authorization of an order base extension.

1

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

SPB ATTACHMENT 7 TO
SPECIAL BUSINESS PROVISIONS

INTENDURED PRICED PARTS LIST For POA’s

(Seller to submit to Boeing within 60 days of Contract signing)

A.                                   INDENTURE PRICED PARTS LIST
                                                (Reference SBP 3.3.2.1, 4.4, 4.6)

Note:  Attachement 7 Parts and Prices provided under separate file due to size.

1

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
 Amendment 7

SBP ATTACHMENT 8 TO
SPECIAL BUSINESS PROVISIONS

SELLER DATA SUBMITTALS

(Reference SBP 9.0)

EXAMPLES

1.                                       Program Status Reports (as requested by Boeing)
Seller’s program progress reports, highlighting significant accomplishments and critical program issues, etc.

2.                                       Production Definition Milestone Schedule (as requested by Boeing)
Seller’s Product Definition schedule depicting key milestone events to support program requirements.

3.                                       Manufacturing Milestone Schedule (as requested by Boeing)
Seller’s manufacturing schedule depicting key milestone events to support program requirements.

4.                                       Certified Tool List
Seller’s Certified Tool Lists for identifying all accountable tools, including any subsequent new, reworked or re-identified tools affecting the first production spares Product.

5.                                       Problem Reports (as required)
Seller’s written notification to Boeing of program problems, potential program impact and corrective action.

6.                                       Total Cost Management System Plan
Annually Seller will submit a TCMS plan as required under SBP Section 7.6.

1

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

SBP ATTACHMENT TO
SPECIAL BUSINESS PROVISIONS

NON-RECURRING AGREEMENTS

The purpose of this attachment 9 is to document and incorporate all nonrecurring pricing and non-pricing agreements into this SBP.  These agreements are to be documented in the below format as applicable.  The Boeing purchase order must be included below when the agreement is for Boeing accountable tooling.  This Boeing purchase order will be used to link the agreements to the Boeing Tooling records.

The following non-recurring pricing and non-pricing agreements are hereby incorporated into this SBP

Item Number	Agreement Title	CCN’s affected by Agreement
1	[*****]	CCN 1992
2	[*****]	CCN 2055
3	[*****]	CCN 2323, CCN 831
4	[*****]	CCN 2385
5	[*****]	CCN 2572
6	[*****]	CCN 2580R1
7	[*****]	CCN 2624
8	[*****]	CCN 2631
9	[*****]	CCN 2632
10	[*****]	CCN 2754
11	[*****]	CCN 2765
12	[*****]	CCN 2808
13	[*****]	CCN 2816
14	[*****]	CCN 2840R1
15	[*****]	CCN 2840R2
16	[*****]	CCN 2844
17	[*****]	CCN 2846
18	[*****]	CCN 2867
19	[*****]	CCN 2872
20	[*****]	CCN 2938
21	[*****]	CCN 3067
22	[*****]	CCN 3088
23	[*****]	CCN 3197
24	[*****]	CCN 3198
25	[*****]	CCN 3198R1
26	[*****]	CNN 3198R2
27	[*****]	CNN3 3005
28	[*****]	CCN 3363
29	[*****]	CCN 3435
30	[*****]	CCN 3448

1

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

31	[*****]	CCN 2488R3
32	[*****]	CCN 2580R2
33	[*****]	CCN 3172
34	[*****]	CCN 3198R1
35	[*****]	CCN 3198R2
36	[*****]	CCN 3305
37	[*****]	CCN 3363
38	[*****]	CCN 3363R1
39	[*****]	CCN 3435
40	[*****]	CCN 3448
41	[*****]	CCN 3519
42	[*****]	CCN 3596
43	[*****]	CCN 4107 Rev A
44	[*****]	CCN 4120
45	[*****]	CCN 4127
46	[*****]	CCN 4147
47	[*****]	CCN 4238
48	[*****]	CCN 4239
49	[*****]	CCN 4285
50	[*****]	CCN 4386
51	[*****]	CCN 4419
52	[*****]	CCN 4434
53	[*****]	CCN 4443
54	[*****]	CCN 4477
55	[*****]	CCN 4477R1
56	[*****]	CCN 4490
57	[*****]	CCN 4491
58	[*****]	CCN 4524
59	[*****]	CCN 4621

2

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

Agreement text format:

Item XXX:  agreement title:                                    incorporated by CCN#XXXX

Overview of agreement including CCN number(s) affected by agreement.

A.  Statement of work
B. Settlement value and payment obligations
C. Additional rates and factors
D. Boeing purchase order numbers for non-recurring payments
E. Other

3

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

SBP ATTACHMENT 10 TO
SPECIAL BUSINESS PROVISIONS

QUALITY ASSURANCE REQUIREMENTS

All work performed under this SBP shall be in accordance with the following:

A10.1               Quality System

A.                                    Document AS/EN/JISQ 9100. “Quality Systems - Aerospace - Model for Quality Assurance in Design, Development, Production, Installation and Servicing” as may be revised from time to time, which are incorporated herein and made a part hereof by this reference.

B.                                    Document D6-82479, “Boeing Quality Management System Requirements for Suppliers - Appendix A - Quality Management System” as amended from time to time, which is incorporated herein and made a part hereof by this reference.

C.                                    Document D6-82479, “Boeing Quality Management System Requirements for Suppliers - Addendum 1 - Advanced Quality System for Product and Process Improvement” as amended from time to time, which is incorporated herein and made a part hereof by this reference.

A10.2                                                               Common Quality Purchasing Data and Business Requirements

A10.2.1                                                     Seller Annual Internal Quality Audit

At lease annually, the Seller shall conduct an internal audit to ensure compliance to their quality system and the controlling quality assurance document.

A10.2.2                                                     Change in Quality Management Representative

The Seller shall promptly notify Boeing of any changes in the management representative with assigned responsibility and authority for the quality system.

A10.2.3                                                     English Language

When specifically requested by Boeing, Seller shall make specified quality data and/or approved design data available in the English language.

The Seller shall maintain an English language translation of (1) its quality manual, and (2) an index of all other Seller procedures that contain quality requirements.  Boeing may require the Seller to translate additional documentation.

1

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
 Amendment 7

A10.2.4                                                     Changes to Quality System

The Seller shall immediately notify Boeing in writing of any change to the quality control system that may affect the inspection, conformity or airworthiness of the Product.  After the issue of initial Boeing quality system approval, each change to the quality control system is subject to review by Boeing.

A10.2.5                                                     Supplier Quality Performance

If Seller fails to achieve and maintain 98% site qualify acceptance rate, which is a prerequisite for delegated inspection authority awarded at Boeing’s discretion, the Seller shall be responsible for one or more of the following as directed by Boeing:

A.                                    Obtaining source inspection from a Boeing-qualified contractor at Seller’s own expense;

B.                                    Reimbursing Boeing for reasonable Boeing costs incurred at the point of manufacture (i.e. Seller’s site) to verify product conformance;

C.                                    Reimburse Boeing for reasonable Boeing costs incurred at the point of receipt to verify product conformance.

The site quality acceptance rate is a calculation of the ratio of acceptable units delivered to the total units delivered, or an alternate criteria quality acceptance rating, equivalent to 98% as defined by the contacting Boeing site(s).

A10.2.6                                                     Excess Inventory

The Seller shall strictly control all inventory of Boeing proprietary product that is in excess of contract quality in order to present product from being sold or provided to any third party without prior written authorization from Boeing.

A10.2.7                                                     Aerospace Quality Management System (AQMS) Certification

Boeing recognition of Seller’s AQMS certification/registration does not affect the right of Boeing to conduct audits and issue findings at the Seller’s facility.  Boeing reserves the right to provide Boeing-identified quality system findings, associated quality system data, and quality performance data to the Seller’s Certification/Registration Board (CRB).

Seller shall ensure the following relative to AQMS certification:

2

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
 Amendment 7

A10.2.7.1                                           Accreditation of Certification/Registration Body

The certification/registration body (CRB) is accredited to perform aerospace quality management system (AQMS) assessments.  The CRB must use approved auditors and operate in accordance with the corresponding International Aerospace Quality Group (IAQG) certification/registration scheme.

NOTE:         IAQG sanctioned certification/registration schemes include but are not limited to AIR 5359, SJAC 9010, TS157, etc.  Reference IAQG website for listing of accredited CRBs:  http://www.iagg.sae.org/servlets/index?PORTAL_CODE=IAQG

A10.2.7.2                                           Records of Certification/Registration

The Seller maintains objective evidence of CRB certification/registration on file at Seller’s facility.  Objective evidence shall include:

a.                                      The accredited AQMS certificate(s) of registration;

b.                                      The audit report(s), including all information pertaining to the audit results in accordance with the applicable certification/registration scheme;

c.                                       Copies of all CRB finding(s), objective evidence of acceptance of corrective action(s), and closure of the finding(s).

NOTE:          Certification records shall be maintained in accordance with Boeing specified contractual quality record retention requirements.

A10.2.7.3                                           Right of Access to CRB

The CRB services agreement provides for “right of access” to all CRB records by Boeing, applicable accreditation body, applicable Registrar Management Committee (RMC) and other regulatory or government bodies for the purpose of verifying CRB certification/registration criteria and methods are in accordance with the applicable IAQG certification/registration scheme.

A10.2.7.4                                           Audit Results/Data Reporting to IAQG

The CRB has Seller’s written permission to provide audit results/data to IAQG membership as required by the applicable IAQG certification/registration scheme.

3

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
 Amendment 7

A10.2.7.5                                           Notification to Boeing of Change in Status

Boeing is immediately notified in writing should the Seller’s certification/registration be suspended or withdrawn, or accreditation status of Seller’s CRB be withdrawn.  Send email notification to grpcrboversightrep@boeing.com.

A10.2.7.6                                           Provision of Boeing Quality Data to CRB

Boeing-identified findings and Seller’s quality performance data is provided to the CRB during certification/registration and surveillance activity.

A10.2.7.7                                           CRB Access to Proprietary Data

CRB shall be provided access to applicable proprietary data (including Boeing proprietary data) to the extent necessary to access Seller’s compliance to AQMS requirements.  CRB shall agree to keep confidential and protect Boeing proprietary information under terms no less stringent than Seller’s contractual agreement with Boeing.  Seller will assure that such information is conspicuously marked “BOEING PROPRIETARY”.

A10.2.7.8                                           Seller compliance with CRB Requirements

Seller complies with all CRB requirements imposed to issue and maintain certification/registration.

A10.2.8                                                     Verification of Corrective Action

When Boeing notifies Seller of a detected nonconformance, Seller shall immediately take action to eliminate the nonconformance on all products in Seller’s control.  Seller shall also maintain on file verification that root cause corrective action has occurred and has resolved the subject condition.  At the specific request of Boeing, this verification shall occur for the next five (5) shipments after implementation of the corrective action to ensure detected nonconformance has been eliminated.  Boeing reserves the right to review the verification data at Seller’s facility or have the data submitted to Boeing.

A10.2.9                                                     Corrective Action Report

Where Seller is requested to submit a corrective action report, Seller will submit its response within ten (10) days of receipt of such request unless an extension is otherwise provided by Boeing.  Any corrective action report submitted to Boeing shall be in the format specified by Boeing.  If after submittal to Boeing supplier determines need for revision, Seller shall immediately notify Boeing of such revision.  In the event Seller is unable to respond within the allotted ten day time frame, Seller shall submit a request for extension which shall include the reason for the extension request and the time needed to complete the corrective action report.

4

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
 Amendment 7

A10.2.10                                              Relocation/Subcontract Notification (Puget Sound only)

The Seller shall not relocate or subcontract any Category I or II work outside the U.S. without written Boeing acceptance.  Notification to Boeing should be made to the Procurement Agent who manages the Seller’s contract and shall contain the subcontractor name, address, telephone number, QA manager name, applicable part numbers, and part descriptions.  Category I and II work is defined in FAA order 81200.2, Appendix 4.

A10.2.11                                              Quality Metrics & Reporting

When requested by Boeing, Seller agrees to work with Boeing to develop and implement processes designed at improving Seller’s quality performance.  Process will include sufficient detail to allow Boeing to evaluate Seller’s progress.

A10.3                                                               Site Unique Quality Purchasing Data Requirements

A10.3.1                                                     Acceptance/Rejection of Seller’s Root Cause/Corrective Action

Boeing reserves the right to reject any root cause and/or corrective action determination provided by the Seller, and may request subsequent investigation and/or corrective action to either Boeing or Seller-initiated corrective action requests.  If the Seller is late in responding to corrective action requests by Boeing, or if Boeing required subsequent corrective action, Boeing reserves the right to withhold acceptance of shipments either at source or destination until Seller corrective action is submitted to Boeing’s satisfaction.

A10.3.2                                                     Change in Manufacturing Facility

The Seller shall immediately notify Boeing in writing of any change to the manufacturing facility location of the contracted part number or assembly.

A10.4                                                               Incorporated by Reference

In addition to any other documents incorporated elsewhere in this SBP or GTA by reference, Seller is required to maintain compliance with the following documents as may be revised from time to time, and incorporated herein, and made a part of this SBP by reference with full force and effect, as if set out in full text:

A10.4.1                                                     Document AS/EN/SJAC 9102. “Aerospace First Article Inspection (FAI) Requirement

Seller shall perform First Article Inspections (FAIs) in accordance with AS/EN/SJAC 9102 for all new and revised production articles produced after June 18, 2005.

5

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
 Amendment 7

A10.4.2                                                     Boeing Document D1-8007, “Approval Guide for Supplier Statistical Sampling Plans”

A Seller that performs acceptance sampling shall meet the requirements of document D1-8007.  Boeing approval of Seller’s acceptance sampling plan is required prior to performing acceptance sampling when it is used for in-process or final inspection, and employs continuous sampling or repetitive lot sampling.  Subsequent revisions to approved sampling plans require Boeing approval prior to implementation.  Prior Boeing approval of a sampling plan is not required if it is used exclusively for receiving inspection, or employs only isolated lot sampling during in-process or final inspection.

When statistical process control is used as an option for either in-process or final inspection, Seller shall satisfy the requirements of document AS/EN/SJAC 9103, Variation Management of Key Characteristics.

In all cases, inspection requirements identified by engineering drawing or specification take precedence over the inspection requirements defined herein.

A10.4.3                                                     Boeing Document D6-51991, “Quality Assurance Standard for Digital Product Definition (DPD) at Boeing Suppliers”

Seller is required to obtain Boeing approval as a DPD-capable supplier if seller receives, downloads, and/or uses Computer Aided Design (CAD) geometry in any format from any Boeing facility.  Boeing digital datasets are reference only (not design or inspection authority) until Boeing DPD approval status is obtained.

A10.4.4                                                     Boeing Document D1-4426, “Approved Process Sources”

This document defines the approved sources for special processing, composite raw materials, composite products, aircraft bearings, designated fasteners, and metallic raw materials.

A10.4.5                                                     Boeing Document D-13709-4, “Requirements for Obtaining MRB Authority by Boeing Suppliers”

Seller shall not use dispositions of use-as-is or repair on Boeing-designed product unless current revision of Seller’s Material Review Board (MRB) plan complies with D-137094 (not in 7E7) and has been approved by Boeing.

A10.4.6                                                     Reserved

6

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
 Amendment 7

A10.4.7                                                     Procurement Operating Instructions (PO1 M6-1007) (used by Puget Sound)

Procurement Operating Instructions (PO1 M6-1007), as revised from time to time.  Individual Quality notes contained in Procurement Operating Instructions (POI M6-1007) are applicable when identified on the purchase document.

See Boeing Website —

http://www.boeing.com/companyoffices/doingbiz/index.html, or contact Boeing Procurement representative for printed copy of notes.

7

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

SBP ATTACHMENT 11 TO
SPECIAL BUSINESS PROVISIONS

Boeing Commercial Airplanes (BCA) TIER REPORT (Reference SBP Section 9.6)

Seller Name:	Date:
Seller Contact: Phone:
BCA Procurement Agent Contact:	Phone
BCA Purchase Contract #:
Reporting Period:	☐ Jan - Mar	☐ Apr - Jun	☐ July - Sept	☐ Oct - Dec	Year:
Definitions**
Small Business (SB)

The term “small business” shall mean business as defined pursuant to Section 3 of the Small Business Act (15 U.S.C.A. 632) and relevant regulations issued pursuant thereto. Generally, this means a small business organized for profit, it is independently owned and operated, is not dominant in the field of operations in which it is bidding, and meets the size standards as prescribed in Government regulations. (Includes SDBs SMBEs and WOSBs)

Small Disadvantaged Business (SDB)

A small business certified by the U.S. Small Business Administration as a socially and economically small disadvantaged business for consideration of Government set-a-side contracting opportunities and business development. (Includes SDBs who are women-owned)

Small Minority Business Enterprise (SMBE)

A small business that is at least 51 percent owned, operated and controlled by a minority group member (Asian, Black, Hispanic, and Native Americans); or, in the case of a publicly-owned business, at least 51% of the stock is owned by one or more minority group members and such individuals control the management and daily operations. (Includes SDBs)

Women-owned Small Business (WOSB)

A small business concern that it is at least 51 percent owned by one or more women; or, in the case of any publicly owned business, at least 51 percent of the stock is owned by one or more women; and whose management and daily business operations are controlled by one or more women. (Includes WOSBs who are also SDBs)

Contract Dollars Received by Seller
A.	Boeing Commercial Airplanes contract dollars received by seller for the above reporting period* (report in whole numbers: $
Value of Subcontract 2nd Tier Dollars Awarded
(for Boeing Commercial Airplanes Purchase Contract ONLY)
Reporting Period (see below*)
Diversity Category	Dollars (report in whole numbers)	Percent of Seller Dollars
B.	Small Business (SB)	(B ÷ A)
C.	Small Minority Business Enterprise (SMBE)	(C ÷ A)
D.	Women-owned Small Business (WOSB)	(D ÷ A)
Authorized Company Representative (Print):	Authorized Company Representative (Signature):	Date:

1

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

SBP ATTACHMENT 12 TO
SPECIAL BUSINESS PROVISIONS

NON-U.S. PROCUREMENT REPORT FORM

(Reference SBP Section 12.12)

(Seller to Submit)

Attachment 12, Section 1

Seller Name	Country	Commodity/ Nomenclature	Bid Dollars	Contracted Dollars

1

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

SBP ATTACHMENT 12 TO
SPECIAL BUSINESS PROVISIONS

Attachment 12
(Reference SBP Section 12.12)

Attachment 12 Section 2

The following outlines offset requirements that are currently in work and that Seller is obligated to complete as part of this SBP.

1)                                     Korea - Horizontal Stabilizers and Vertical Fin

•                                          Obligation for Wichita to complete transfer of 737NG Horizontal Stabilizers and Vertical Fin, [*****] (or most current configuration) according to plan and schedule in place on (June 16, 2005).

•                                          The Schedules and hardware quantities are subject to change in support of program requirements.  Such changes will be made in accordance with the terms indentified in Paragraph 7.5 in the Special Business Provisions.

•                                          Offload to KAI in Korea

•                                          Seller to provide work transfer support/resources as identified for “Wichita” in above referenced plan.  Boeing shall reimburse Seller for the reasonable travel costs incurred by Seller’s employees for purposes of providing such work transfer support in Korea.  Travel costs shall include airfare, hotels, meals and car rental costs consistent with Seller’s standard travel practices and shall not exceed the cost of Boeing’s ordinary travel practices.  Seller shall promptly submit invoices to Boeing substantiating costs for which Seller seeks reimbursement.  Such invoices shall be paid by Boeing in accordance with Paragraph 5.0.

•                                          These part numbers will be removed from Attachment 1 of this SBP and Boeing will have no further obligation to purchase these part numbers from Seller at the conclusion of this work transfer.

2

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

WICHITA

737NG HORIZONTAL STABILIZER

PRODUCITON DELIVERY SCHEDULE R-142R2

C/L	SHIP TO RENTON	C/L	SHIP TO RENTON	C/L	SHIP TO RENTON
1732	5/4/2005	1842	10/11/2005	1982	4/14/2006
1737	5/12/2005	1845	10/14/2005	1987	4/20/2006
1742	5/19/2005	1848	10/19/2005	1991	4/26/2006
1746	5/25/2005	1851	10/24/2005	1995	5/2/2006
1749	5/31/2005	1854	10/27/2005	2000	5/8/2006
1752	6/3/2005	1857	11/1/2005	2004	5/12/2006
1755	6/8/2005	1860	11/4/2005	2010	5/18/2006
1758	6/13/2005	1863	11/8/2005	2014	5/24/2006
1761	6/16/2005	1866	11/11/2005	2018	5/30/2006
1764	6/21/2005	1869	11/15/2005	2023	6/5/2006
1767	6/24/2005	1872	11/18/2005	2028	6/8/2006
1770	6/29/2005	1875	11/23/2005	2032	6/14/2006
1773	7/5/2005	1878	11/29/2005	2036	6/19/2006
1776	7/8/2005	1881	12/2/2005	2041	6/23/2006
1779	7/13/2005	1886	12/8/2005	2046	6/28/2006
1782	7/18/2005	1890	12/14/2005	2050	7/5/2006
1785	7/21/2005	1895	12/20/2005	2054	7/10/2006
1788	7/26/2005	1899	1/4/2006	2059	7/14/2006
1791	7/29/2005	1904	1/10/2006	2064	7/19/2006
1794	8/3/2005	1909	1/16/2006	2067	7/24/2006
1797	8/8/2005	1913	1/20/2006	2071	7/27/2006
1800	8/11/2005	1918	1/26/2006	2075	8/1/2006
1803	8/16/2005	1922	2/1/2006	2079	8/4/2006
1806	8/19/2005	1927	2/7/2006	2084	8/9/2006
1809	8/24/2005	1931	2/13/2006	2087	8/14/2006
1812	8/29/2005	1936	2/17/2006	2091	8/17/2006
1815	9/1/2005	1940	2/23/2006	2095	8/22/2006
1818	9/7/2005	1945	3/1/2006	2099	8/25/2006
1821	9/12/2005	1950	3/7/2006	2103	8/30/2006
1824	9/15/2005	1954	3/13/2006	2107	9/5/2006
1827	9/20/2005	1959	3/17/2006	2111	9/8/2006
1830	9/23/2005	1963	3/23/2006	2115	9/13/2006
1833	9/28/2005	1968	3/29/2006	2119	9/18/2006
1836	10/3/2005	1973	4/4/2006	2123	9/21/2006
1839	10/6/2005	1977	4/10/2006	2127	9/26/2006

3

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

WICHITA

737NG HORIZONTAL STABILIZER

PRODUCTION DELIVERY SCHEDULE R-142R2 - continued

C/L	SHIP TO RENTON	C/L	SHIP TO RENTON
2131	9/29/2006	2272	3/8/2007
2135	10/4/2006	2275	3/13/2007
2139	10/9/2006	2279	3/16/2007
2143	10/12/2006	2284	3/21/2007
2147	10/17/2006	2287	3/26/2007
2151	10/20/2006	2291	3/29/2007
2155	10/25/2006	2295	4/3/3007
2159	10/30/2006	2299	4/6/2007
2163	11/2/2006	2304	4/11/2007
2167	11/7/2006	2307	4/16/2007
2170	11/10/2006	2311	4/19/2007
2174	11/15/2006	2315	4/24/2007
2179	11/20/2006	2320	4/27/2007
2183	11/27/2006	2323	5/2/2007
2187	11/30/2006	2327	5/7/2007
2191	12/5/2006	2331	5/10/2007
2196	12/8/2006	2335	5/15/2007
2199	12/13/2006	2339	5/18/2007
2203	12/18/2006	2343	5/23/2007
2207	12/21/2006	2347	5/29/2007
2211	1/4/2007	2351	6/1/2007
2215	1/9/2007	2356	6/6/2007
2220	1/12/2007	2359	6/11/2007
2223	1/17/2007	2363	6/14/2007
2227	1/22/2007	2367	6/19/2007
2231	1/25/2007	2372	6/22/2007
2235	1/30/2007	2375	6/27/2007
2240	2/2/2007	2379	7/2/2007
2243	2/7/007	2383	7/6/2007
2247	2/12/2007	2388	7/11/2007
2251	2/15/2007	2391	7/16/2007
2255	2/20/2007	2395	7/19/2007
2259	2/23/2007	2399	7/24/2007
2264	2/28/2007
2268	3/5/2007

4

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

THE BALANCE OF THIS SCHEDULE IS FOR PLANNING PURPOSES ONLY

C/L	SHIP TO RENTON	C/L	SHIP TO RENTON	C/L	SHIP TO RENTON
S/S 1	8/1/2007	S/S 22	11/1/2007	S/S 43	5/1/2008
S/S 2	8/1/2007	S/S 23	11/1/2007	S/S 44	5/1/2008
S/S 3	8/1/2007	S/S 24	11/1/2007	S/S 45	5/1/2008
S/S 4	8/1/2007	S/S 25	12/1/2007	S/S 46	5/1/2008
S/S 5	8/1/2007	S/S 26	12/1/2007	S/S 47	6/1/2009
S/S 6	8/1/2007	S/S 27	1/1/2008	S/S 48	6/1/2008
S/S 7	9/1/2007	S/S 28	1/1/2008	S/S 49	6/1/2008
S/S 8	9/1/2007	S/S 29	1/1/2008	S/S 50	7/1/2008
S/S 9	9/1/2007	S/S 30	1/1/2008	S/S 51	7/1/2008
S/S 10	9/1/2007	S/S 31	2/1/2008	S/S 52	7/1/1008
S/S 11	9/1/2007	S/S 32	2/1/2008	S/S 53	8/1/2008
S/S 12	9/1/2007	S/S 33	2/1/2008	S/S 54	8/1/2008
S/S 13	10/1/2007	S/S 34	2/1/2008	S/S 55	8/1/2008
S/S 14	10/1/2007	S/S 35	3/1/2008	S/S 56	9/1/2008
S/S 15	10/1/2007	S/S 36	3/1/2008	S/S 57	9/1/2008
S/S 16	10/1/2007	S/S 37	3/1/2008	S/S 58	9/1/2008
S/S 17	10/1/2007	S/S 38	3/1/2008	S/S 59	10/1/2008
S/S18	10/1/2007	S/S 39	4/1/2008	S/S 60	10/1/2008
S/S 19	11/1/2007	S/S 40	4/1/2008	S/S 61	10/1/2008
S/S 20	11/1/2007	S/S 41	4/1/2008	END OF PRODUCTION
S/S 21	11/1/2007	S/S 42	4/1/ 2008

5

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

Wichita
737NG Vertical Fin
Master Schedule R-142R2

S/S	C/L	SHIP TO BOEING	S/S	C/L	SHIP TO BOEING	S/S	C/L	SHIP TO BOEING
1	1731	5/2/2005	36	1811	8/25/2005	71	1902	1/9/2006
2	1732	5/3/2005	37	1814	8/30/2005	72	1904	1/10/2006
3	1734	5/6/2005	38	1816	9/1/2005	73	1905	1/12/2006
4	1737	5/11/2005	39	1819	9/7/2005	74	1907	1/16/2006
5	1740	5/16/2005	40	1821	9/9/2005	75	1910	1/18/2006
6	1743	5/19/2005	41	1822	9/12/2005	76	1912	1/19/2006
7	1746	5/24/2005	42	1824	9/14/2005	77	1913	1/23/2006
8	1749	5/27/2005	43	1826	9/16/2005	78	1915	1/25/2006
9	1751	6/1/2005	44	1829	9/21/2005	79	1918	1/27/2006
10	1754	6/6/2005	45	1831	9/23/2005	80	1920	1/30/2006
11	1756	6/8/2005	46	1834	9/28/2005	81	1921	2/1/2006
12	1757	6/9/2005	47	1836	9/30/2005	82	1923	2/3/2006
13	1759	6/13/2005	48	1839	10/5/2005	83	1926	2/7/2006
14	1761	6/15/2005	49	1841	10/7/2005	84	1928	2/8/2006
15	1764	6/20/2005	50	1842	10/10/2005	85	1929	2/10/2006
16	1766	6/22/2005	51	1844	10/12/2005	86	1931	2/14/2006
17	1769	6/27/2005	52	1846	10/14/2005	87	1934	2/16/2006
18	1771	6/29/2005	53	1849	10/19/2005	88	1936	2/17/2006
19	1774	7/5/2005	54	1851	10/21/2005	89	1937	2/21/2006
20	1776	7/7/2005	55	1854	10/26/2005	90	1939	2/23/2006
21	1779	7/12/2005	56	1856	10/28/2005	91	1942	2/27/2006
22	1781	7/14/2005	57	1859	11/2/2005	92	1944	2/28/2006
23	1784	7/19/2005	58	1861	11/3/2005	93	1945	3/2/2006
24	1786	7/21/2005	59	1866	11/10/2005	94	1947	3/3/2006
25	1789	7/26/2005	60	1870	11/15/2005	95	1949	3/7/2006
26	1791	7/28/2005	61	1873	11/18/2005	96	1951	3/8/2006
27	1794	8/2/2005	62	1877	11/23/2005	97	1952	3/10/2006
28	1795	8/3/2005	63	1880	11/30/2005	98	1954	3/13/2006
29	1796	8/4/2005	64	1883	12/5/2005	99	1956	3/15/2006
30	1799	8/9/2005	65	1886	12/7/2005	100	1958	3/16/2006
31	1801	8/11/2005	66	1889	12/15/2005	101	1959	3/20/2006
32	1803	8/15/2005	67	1891	12/16/2005	102	1961	3/21/2006
33	1804	8/16/2005	68	1893	12/19/2005	103	1962	3/23/2006
34	1806	8/18/2005	69	1894	12/22/2005	104	1964	3/24/2006
35	1809	8/23/2005	70	1897	1/5/2006	105	1966	3/28/2006

6

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

Wichita
737NG Vertical Fin
Master Schedule R-142R2 - continued

S/S	C/L	SHIP TO BOEING	S/S	C/L	SHIP TO BOEING	S/S	C/L	SHIP TO BOEING
106	1968	3/29/2006	141	2030	6/13/2006	176	2099	8/25/2006
107	1969	3/31/2006	142	2032	6/14/2006	177	2101	8/29/2006
108	1971	4/3/2006	143	2034	6/16/2006	178	2103	8/30/2006
109	1973	4/5/2006	144	2036	6/19/2006	179	2105	9/1/2006
110	1975	4/6/2006	145	2038	6/21/2006	180	2107	9/5/2006
111	1976	4/10/2006	146	2039	6/22/2006	181	2109	9/7/2006
112	1978	4/11/2006	147	2041	6/26/2006	182	2111	9/8/2006
113	1979	4/13/2006	148	2043	6/27/2006	183	2113	9/12/2006
114	1982	4/14/2006	149	2045	6/29/2006	184	2115	9/13/2006
115	1983	4/18/2006	150	2047	6/30/2006	185	2117	9/15/2006
116	1985	4/19/2006	151	2049	7/5/2006	186	2119	9/18/2006
117	1986	4/21/2006	152	2051	7/6/2006	187	2121	9/20/2006
118	1988	4/24/2006	153	2053	7/10/2006	188	2123	9/21/2006
119	1990	4/26/2006	154	2055	7/11/2006	189	2125	9/25/2006
120	1992	4/27/2006	155	2057	7/13/2006	190	2127	9/26/2006
121	1993	5/1/2006	156	2059	7/14/2006	191	2129	9/28/2006
122	1995	5/2/2006	157	2061	7/18/2006	192	2131	9/29/2006
123	1997	5/4/2006	158	2063	7/19/2006	193	2133	10/3/2006
124	1999	5/5/2006	159	2065	7/21/2006	194	2135	10/4/2006
125	2001	5/9/2006	160	2067	7/24/2006	195	2137	10/6/2006
126	2002	5/10/2006	161	2069	7/26/2006	196	2139	10/9/2006
127	2003	5/12/2006	162	2071	7/27/2006	197	2141	10/11/2006
128	2006	5/15/2006	163	2073	7/31/2006	198	2143	10/12/2006
129	2007	5/17/2006	164	2075	8/1/2006	199	2145	10/16/2006
130	2009	5/18/2006	165	2077	8/3/2006	200	2147	10/17/2006
131	2010	5/22/2006	166	2079	8/4/2006	201	2149	10/19/2006
132	2012	5/23/2006	167	2081	8/8/2006	202	2151	10/20/2006
133	2014	5/25/2006	168	2083	8/9/2006	203	2153	10/24/2006
134	2016	5/26/2006	169	2085	8/11/2006	204	2155	10/25/2006
135	2018	5/31/2006	170	2087	8/14/2006	205	2157	10/27/2006
136	2020	6/1/2006	171	2089	8/16/2006	206	2159	10/30/2006
137	2022	6/5/2006	172	2091	8/17/2006	207	2161	11/1/2006
138	2024	6/6/2006	173	2093	8/21/2006	208	2163	11/2/2006
139	2026	6/8/2006	174	2095	8/22/2006	209	2165	11/6/2006
140	2028	6/9/2006	175	2097	8/24/2006	210	2167	11/7/2006

7

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

Wichita
737NG Vertical Fin
Master Schedule R-142R2 - continued

S/S	C/L	SHIP TO BOEING	S/S	C/L	SHIP TO BOEING	S/S	C/L	SHIP TO BOEING
211	2169	11/9/2006	246	2239	2//2/2007	281	2309	4/18/2007
212	2171	11/10/2006	247	2241	2/6/2007	282	2311	4/19/2007
213	2173	11/14/2006	248	2243	2/7/2007	283	2313	4/23/2007
214	2175	11/15/2006	249	2245	2/9/2007	284	2315	4/24/2007
215	2177	11/17/2006	250	2247	2/12/2007	285	2317	4/26/2007
216	2179	11/20/2006	251	2249	2/14/2007	286	2319	4/27/2007
217	2181	11/22/2006	252	2251	2/15/2007	287	2321	5/1/2007
218	2183	11/27/2006	253	2253	2/19/2007	288	2323	5/2/2007
219	2185	11/29/2006	254	2255	2/20/2007	289	2325	5/4/2007
220	2187	11/30/2006	255	2257	2/22/2007	290	2327	5/7/2007
221	2189	12/4/2006	256	2259	2/23/2007	291	2329	5/9/2007
222	2191	12/5/2006	257	2261	2/27/2007	292	2331	5/10/2007
223	2193	12/7/2006	258	2263	2/28/2007	293	2333	5/14/2007
224	2195	12/8/2006	259	2265	3/2/2007	294	2335	5/15/2007
225	2197	12/12/2006	260	2267	3/5/2007	295	2337	5/17/2007
226	2199	12/13/2006	261	2269	3/7/2007	296	2339	5/18/2007
227	2201	12/15/2006	262	2271	3/8/2007	297	2341	5/22/2007
228	2203	12/18/2006	263	2273	3/12/2007	298	2343	5/23/2007
229	2205	12/20/2006	264	2275	3/13/2007	299	2345	5/25/2007
230	2207	12/21/2006	265	2277	3/15/2007	300	2347	5/29/2007
231	2209	1/3/2007	266	2279	3/16/2007	301	2349	5/31/2007
232	2211	1/4/2007	267	2281	3/20/2007	302	2351	6/1/2007
233	2213	1/8/2007	268	2283	3/21/2007	303	2353	6/5/2007
234	2215	1/9/2007	269	2285	3/23/2007	304	2355	6/6/2007
235	2217	1/11/2007	270	2287	3/26/2007	305	2357	6/8/2007
236	2219	1/12/2007	271	2289	3/28/2007	306	2359	6/11/2007
237	2221	1/16/2007	272	2291	3/29/2007	307	2361	6/13/2007
238	2223	1/17/2007	273	2293	4/2/2007	308	2363	6/14/2007
239	2225	1/19/2007	274	2295	4/3/2007	309	2365	6/18/2007
240	2227	1/22/2007	275	2297	4/5/2007	310	2367	6/19/2007
241	2229	1/24/2007	276	2299	4/6/2007	311	2369	6/21/2007
242	2231	1/25/2007	277	2301	4/10/2007	312	2371	6/22/2007
243	2233	1/29/2007	278	2303	4/11/2007	313	2373	6/26/2007
244	2235	1/30/2007	279	2305	4/13/2007	314	2375	6/27/2007
245	2237	2/1/2007	280	2307	4/16/2007	315	2377	6/29/2007

8

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

Wichita
737NG Vertical Fin
Master Schedule R-142R2 - continued

S/S	C/L	SHIP TO BOEING
316	2379	7/2/2007
317	2381	7/5/2007
318	2383	7/6/2007
319	2385	7/10/2077
320	2387	7/11/2007
321	2389	7/13/2007
322	2391	7/16/2007
323	2393	7/18/2007
324	2395	7/19/2007
325	2397	7/23/2007
326	2399	7/25/2007

9

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

THE BALANCE OF THIS SCHEDULE IS FOR PLANNING PURPOSES ONLY

C/L	SHIP TO RENTON	C/L	SHIP TO RENTON	C/L	SHIP TO RENTON
1	8/1/2007	41	11/1/2007	81	4/1/2008
2	8/1/2007	42	11/1/2007	82	4/1/2008
3	8/1/2007	43	11/1/2007	83	4/1/2008
4	8/1/2007	44	11/1/2007	84	4/1/2008
5	8/1/2007	45	11/1/2007	85	4/1/2008
6	8/1/2007	46	12/1/2007	86	4/1/2008
7	8/1/2007	47	12/1/2007	87	4/1/2008
8	8/1/2007	48	12/1/2007	88	4/1/2008
9	8/1/2007	49	12/1/2007	89	4/1/2008
10	8/1/2007	50	12/1/2007	90	4/1/2008
11	8/1/2007	51	1/1/2008	91	4/1/2008
12	8/1/2007	52	1/1/2008	92	4/1/2008
13	9/1/2007	53	1/1/2008	93	5/1/2008
14	9/1/2007	54	1/1/2008	94	5/1/2008
15	9/1/2007	55	1/1/2008	95	5/1/2008
16	9/1/2007	56	1/1/2008	96	5/1/2008
17	9/1/2007	57	1/1/2008	97	5/1/2008
18	9/1/2007	58	1/1/2008	98	5/1/2008
19	9/1/2007	59	2/1/2008	99	5/1/2008
20	9/1/2007	60	2/1/2008	100	5/1/2008
21	9/1/2007	61	2/1/2008	101	6/1/2008
22	9/1/2007	62	2/1/2008	102	6/1/2008
23	9/1/2007	63	2/1/2008	103	6/1/2008
24	10/1/2007	64	2/1/2008	104	6/1/2008
25	10/1/2007	65	2/1/2008	105	6/1/2008
26	10/1/2007	66	2/1/2008	106	6/1/2008
27	10/1/2007	67	2/1/2008	107	6/1/2008
28	10/1/2007	68	2/1/2008	108	6/1/2008
29	10/1/2007	69	2/1/2008	109	6/1/2008
30	10/1/2007	70	3/1/2008	110	7/1/2008
31	10/1/2007	71	3/1/2008	111	7/1/2008
32	10/1/2007	72	3/1/2008	112	7/1/2008
33	10/1/2007	73	3/1/2008	113	7/1/2008
34	10/1/2007	74	3/1/2008	114	7/1/2008
35	11/1/2007	75	3/1/2008	115	7/1/2008
36	11/1/2007	76	3/1/2008	116	7/1/2008
37	11/1/2007	77	3/1/2008	117	7/1/2008
38	11/1/2007	78	3/1/2008	118	8/1/2008
39	11/1/2007	79	3/1/2008	119	8/1/2008
40	11/1/2007	80	3/1/2008	120	8/1/2008

10

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

THE BALANCE OF THIS SHCEDULE IS FOR PLANNING PURPOSES ONLY

C/L	SHIP TO RENTON	C/L	SHIP TO RENTON	C/L	SHIP TO RENTON
121		8/1/2008	161		1/1/2009
122		8/1/2008	162		1/1/2009
123		8/1/2008	163		1/1/2009
124		8/1/2008	164		1/1/2009
125		8/1/2008	165		2/1/2009
126		8/1/2008	166		2/1/2009
127		9/1/2008	167		2/1/2009
128		9/1/2008	168		2/1/2009
129		9/1/2008	169		2/1/2009
130		9/1/2008	170		2/1/2009
131		9/1/2008	171		2/1/2009
132		9/1/2008	172		2/1/2009
133		9/1/2008	173		3/1/2009
134		9/1/2008	174		3/1/2009
135		9/1/2008	175		3/1/2009
136		10/1/2008	176		3/1/2009
137		10/1/2008	177		3/1/2009
138		10/1/2008	178		3/1/2009
139		10/1/2008	179		3/1/2009
140		10/1/2008	180		3/1/2009
141		10/1/2008	181		4/1/2009
142		10/1/2008	182		4/1/2009
143		10/1/2008	183		4/1/2009
144		10/1/2008	184		4/1/2009
145		11/1/2008			End of Production
146		11/1/2008
147		11/1/2008
148		11/1/2008
149		11/1/2008
150		11/1/2008
151		11/1/2008
152		11/1/2008
153		12/1/2008
154		12/1/2008
155		12/1/2008
156		12/1/2008
157		1/1/2009
158		1/1/2009
159		1/1/2009
160		1/1/2009

11

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

Wichita/Tulsa KAI 737 HS & VF Support Schedule
2005-2008

The support schedule below represents the support schedule currently agreed to by both parties; it is subject to change by Boeing based on program requirements.  Support schedule will be maintained on a rolling 90 day notification process.

	Assembly Support:	Program Support:
2005

May:	1 Person (15 days in-plant)	1 Person (3 days in-plant)
June:	2 People (5 days each in-plant)	1 Person (3 days in-plant)
July:	2 People (5 days each in-plant)	3 People (3 days each in-plant)
Aug:	3 People (5 days each in-plant)	1 Person (3 days in-plant)
Sep:	2 People (10 days each in-plant)	1 Person (5 days in-plant)
Oct:	2 People (10 days each in-plant)	2 People (3 days each in-plant)
Nov:	1 Person (10 days in-plant)	4 People (3 days each in-plant)

2006

1st Qtr.	2 People (10 days each in-plant)	8 People (5 days each in-plant)
2nd Qtr.	1 Person (5 days in-plant)	2 People (5 days each in-plant)
3rd Qtr.	2 People (5 days each in-plant)	6 People (5 days each in-plant)
4th Qtr.	No Planned Support	No Planned Support

2007

1st Qtr.	No Planned Support	2 People (5 days each in-plant)
2nd Qtr.	4 People (5 days each in-plant)	4 People (5 days each in-plant)
3rd Qtr.	No Planned Support	4 People (5 days each in-plant)
4th Qtr.	4 People (5 days each in-plant)	4 People (5 days each in-plant)

2008

1st Qtr.	4 People (5 days each in-plant)	4 People (5 days each in-plant)
2nd Qtr.	No Planned Support	No Planned Support
3rd Qtr.	4 People (5 days each in-plant)	6 People (5 days each in-plant)
4th Qtr.	4 People (5 days each in-plant)	4 People (5 days each in-plant)

12

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

2) Turkey - Lot Time Hardware

•                                          Obligation for Wichita to subcontract statement of work as identified in the below referenced plan.

•                                          Offload to TAI or other suppliers in Turkey

•                                          Wichita offloading in Five (5) phases of lot time work.

•                                          The work packages are identified below to denote the scope of work and dollar amounts.  It is not Boeing’s intent to manage the work statement and individual part numbers.  For the avoidance of doubt, the intent is that Seller agrees to offload the parts in these work packages to Turkey or place parts of equivalent estimated value

The key elements of the Turkey Program are:

I.             Define the work statement using the following WTP numbers:

WTP B2000- 341 - Package #1
WTP B2000- 416 - Package #2
WTP B2000- 322 - Package #3
WTP B2001- 420 - Package #4
WTP B2001- 425 - Package #5
Additionally, Attachment TP 1 (below)
describes the number of parts per package.

II.  Continue to provide financial actuals to BCAG Finance for Industrial Participation (IP) reporting purposes.  Wichita Seller will not be responsible for calculating Turkish Added Value (TAV); however they need to be aware of the TAV contractual requirements levied on the Boeing Company.  Boeing is required to have a minimum of 30% TAV on hardware deliveries during the years 2003 to mid-2006; 35% during mid-2006 to mid-2009; and 40% on shipments beyond 2009.

III.  Maintain the functions of the current management team supporting the IP program and the direct relationships that have been established.  For the period commencing on the date of this SBP and ending at first article shipment of the last detail part of WTP B2001-425-package number 5, Boeing shall reimburse Seller for the reasonable travel costs incurred by such management team.  Travel costs shall include airfare between the U.S. and Turkey, hotels, meals and car rental costs consistent with Seller’s standard travel practices and shall not exceed the cost of Boeing’s ordinary travel practices.  Seller shall promptly submit invoices to Boeing substantiating costs for which Seller seeks reimbursement.  Such invoices shall be paid by Boeing in accordance with Paragraph 5.0.  Boeing shall pay for any travel to, and support to, Turkey.  The IP manager for Turkey, the procurement organizations and the work transfer group, finance and quality assurance.  All of these organizations are involved in the IP program for Turkey and we want to maintain these direct relationships as opposed to working through other entities.

13

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016 Amendment 7

Turkey Work Packages

TAI Package #1

Model	Phase	Package	ACC	Assy’s	FAB	POP	IWA
737	2	216		33	47	62	1
737	2	217		89	274	138	11
737	2	218		14	27	40	2
737	3	301		10	21	9	0
767	2	222		7	0	20	8
767	2	223		4	8	4	1
767	2	224		6	0	18	0
767	2	232		1	0	2	0
767	2	233		79	196	135	17
777	2	226		69	378	81	3
777	2	227		5	20	0	2
777	2	228		34	79	19	0
Totals		12		351	1050	528	45

TAI Package #2

Model	Phase	Package	ACC	Assy’s	FAB	POP	IWA
737	2	215		62	83	73	0
737	3	302		72	64	122	23
737	3	307		63	196	149	8
737	3	310		26	24	144	0
737	4	2		0	0	0	13
737	4	9		28	64	38	6
737	4	24		9	64	16	0
747	2	229		40	67	25	4
Totals		8		300	562	567

TAI Package #3

Model	Phase	Package	ACC	Assy’s	FAB	POP.	IWA
737	5	6		251	376	453	30
737	5	9		37	38	75	11
737	5	13		19	22	58	15
737	5	16		49	116	32	4
737	5	19		17	39	48	1
737	5	27		14	11	19	7
737	5	38		12	24	0	0
747	5	41		36	50	42	0
767	2	221		7	7	6	0
767	3	309		122	437	76	4
767	3	314		50	110	50	4
777/767	3	308		20	53	41	24
Totals		13		634	1283	900	100

14

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016 Amendment 7

Turkey Work Packages — continued

TAI Package #4

Model	Phase	Package	ACC	Assy’s	FAB	POP	IWA
737	3	318		22	48	33	0
737	4	25		5	3	14	0
737	4	27		4	4	7	0
737	4	36		0	6	0	0
737	4	39		46	69	132	5
737	5	1		22	25	35	6
737	5	5		37	32	50	12
747	1	202		37	50	54	0
747	3	305		11	36	34	0
747	3	316		64	78	91	0
747	4	45		19	39	22	1
767	1	213		87	255	99	4
767	2	220		68	100	97	26
777	1	206		8	20	2	0
Totals		14		430	766	670	54

TM Package #5

Model	Phase	Package	ACC	Assy’s	FAB	POP	IWA
737	3	304		23	54	7	0
737	3	321		4	7	6	6
737	3	323		8	13	6	0
737	4	21		4	4	4	0
737	4	41		3	3	8	2
737	4	42		6	12	7	0
737	4	43		3	14	3	0
737	5	87		13	24	34	0
737	5	88		3	3	2	1
747	3	300		28	61	22	6
747	4	46		6	19	16	0
747	4	49		9	8	12	0
747	4	54		69	93	127	6
747	4	58		16	2	29	0
747	5	44		57	170	60	9
747	5	45		54	145	50	0
777	3	303		7	13	3	0
777	3	312		23	60	16	0
777	3	313		42	127	32	0
777	3	317		33	51	17	2
777	3	319		50	101	0	0
777	3	320		8	0	0	18
777	3	325		11	16	19	4
777	4	88		3	34	2	0
777	4	89		64	130	38	0
777	4	100		12	18	13	9
777	4	102		16	18	32	0
777	4	103		26	48	20	11
Totals		30		601	1248	585	74

15

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016 Amendment 7

Turkey Work Packages - continued
Package Summary

	Pkg 1	Pkg 2	Pkg 3	Pkg 4	Pkg 5	Total
737	146	233	399	136	67	981
747	0	40	36	131	239	446
767	97	0	179	155	0	431
777	108	0	20	8	295	431
Total	351	273	634	430	601	2289

16

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016 Amendment 7

3) China737 Tailcone

•                              Work transfer [*****]

•                              This part number will transition from a Seller build to a Boeing Puget Sound Global Partners purchased item.

•                              Boeing Puget Sound Global Partners will have responsibility for entering into and maintaining a contract with the target supplier for this work transfer. In the event that Boeing requests that Seller travel to China for purposes of providing support in China, Boeing shall reimburse Seller for the reasonable travel costs incurred by Seller’s employees. Travel costs shall include airfare between the U.S. and China, hotels, meals and car rental costs consistent with Seller’s standard travel practices and shall not exceed the cost of Boeing’s ordinary travel practices. Seller shall promptly submit invoices to Boeing substantiating costs for which Seller seeks reimbursement. Such invoices shall be paid by Boeing in accordance with Paragraph 5.0.

•                              This part number will be removed from Attachment 1 of this SBP and Boeing will have no further obligation to purchase part number from Seller at the conclusion of this work transfer. The schedule and hardware quantities are subject to change support program requirements. Such changes will be made in accordance with the terms of paragraph 7.5 of the Special Business Provisions

•                              For each 737 airplane delivered by Boeing after the date this SBP is fully executed and through the duration of this SBP, Boeing will make a payment to Spirit AeroSystems Inc. in the amount of [*****] where: (i) Spirit AeroSystems Inc. does not produce and/or supply to Boeing a Tailcone for use on the 737 aircraft delivered and (ii) Boeing obtains and installs on the 737 aircraft delivered a Tailcone from a source other than Spirit AeroSystems Inc.

•                              Reference WTM item 613

17

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016 Amendment 7

Schedule for 737 Tailcone for Wichita

Month	Wichita Delivery Quantity
Jan-05	19
Feb-05	20
Mar-05	20
Apr-05	19
May-05	21
June-05	20
Jul-05	23
Aug-05	21
Sep-05	21
Oct-05	20
Nov-05	19
Dec-05	24
Jan-06	24
Feb-06	24
Mar-06	24
Apr-06	24
May-06	21
Jun-06	21
Jul-06	21
Aug-06	21
Sep-06	21
Oct-06	21
Nov-06	21
Dec-06	21
Jan-07	14
Feb-07	14
Mar-07	14
Apr-07	14
May-07	14
Jun-07	10
Jul-07	10
Aug-07	10
Sep-07	10
Oct-07	10
Nov-07	10
Dec-07	10
Jan-08	0
Feb-08	0
Mar-08	0
Apr-08	0
651

18

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

Additionally, Boeing receives Market Access credit through the Wichita, Tulsa and McAlester sites as follows:

Australia:  Tulsa / Wichita
Canada:  Tulsa / Wichita
China:
Europe/NATO
France-Wichita / Tulsa
India:
South Africa:
South Korea: Wichita / Tulsa
United Kingdom:  Wichita / Tulsa
Russia

19

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

SBP ATTACHMENT 13 TO
SPECIAL BUSINESS PROVISIONS

RESERVED

1

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

SBP ATTACHMENT 14 TO

SPECIAL BUSINESS PROVISIONS

PRODUCTION ARTICLE DELIVERY SCHEDULE
(Reference SBP Section 3.3.2,3.3.4,3.4.1)

MASTER SCHEDULE**

737 R156R3

747 E139R3

767 T121R3

777 U49R4

To be provided by Boeing for Products Delivered via manual FOB Master

Schedule.   All other products schedules via the Order.

**Each time a master schedule firing order for the model 737, 747, 767 & 777 Program is released, Boeing will furnish Seller with a copy.  Seller will use that information to determine the airplane configuration for each line number.

1

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

BOEING/Spirit AeroSystems, Inc.
Special Business Provisions (SBP)
MS-655530-0016
Amendment 7

SBP ATTACHMENT 15 TO

SPECIAL BUSINESS PROVIONS

MAXIMUM PRODUCTION RATE
And MODEL MIX CONSTRAINT MATRIX
(Reference SBP Section 7.5.1)

	Monthly	Wichita		STRUCTURES			Engines		Fin*	Stab*	Section 48 Sub-
MODELS	Protection Rate	Capacity		Mix	Units Separation	Skin Polish	PSD Protection	WCH Capacity	Wichita	Wichita	Wichita
737	[*****]	[*****]					[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]		[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]			None	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]	[*****]

NOTE:  The number of [*****] and [*****] model airplanes above reflect a total capability of [*****] airplanes per month, and reflect the number of [*****] model airplanes which can be manufactured with a corresponding reduction in the number of [*****] model airplanes.  A minimum of [*****] Units Separation is required between [*****] model units.  Production capacity and combinations of [*****] and [*****] models are limited to a total of [*****] airplanes per month with a [*****] unit separation as defined in the matrix above.  The combinations in the matrix above reflect the number of [*****] airplanes that can be made with a corresponding reduction in [*****] models.  [*****] rate support beginning [*****].

[*****] per month supported from [*****] until implementation of [*****] capability.

NOTES: *Production deliveries have completed, tentative last [*****] unit complete by [*****]	First BBJ3 [*****]

MODELS	Monthly	Wichita	MIX	STRUCTURES		Engine - Protection Rates
747	[*****] Units	[*****] Units	[*****]	Units Separation	Skin Polish	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

767	2 Units	5 Units	MIX	Units Separation	Skin Polish		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]	[*****]	[*****]

777	7 Units	7 Units	MIX	Units Separation	Skin Polish	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
TOTAL UNITS		[*****]
LEGEND	[*****]

1

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016 Amendment 7

SBP ATTACHMENT 16 TO
SPECIAL BUSINESS PROVISIONS

BOEING PROVIDED DETAILS (BPD)
AND SUPPLIER BANKED MATERIAL (SBM)
(Reference clause 12.13.1)

A.                                   Supplier Banked Material (SBM):

Requirements managed per Bonded Stores Agreement (BSA) dated February 1, 2006.

SUPPLIER BANK MATERIAL (SBM)

Product Number	Program	Description	Quantity per S/S
[*****]	[*****]	WEAPONS BAY DOOR ASSY, LEFT	[*****]
[*****]	[*****]	WEAPONS BAY DOOR ASSY, RIGHT	[*****]
[*****]	[*****]	SEAL, ACCESS PANEL	[*****]
[*****]	[*****]	Hydraulic Power Drive Unit (HPDU)	[*****]
[*****]	[*****]	Manual Drive Shaft	[*****]
[*****]	[*****]	Angle Gearbox, LH	[*****]
[*****]	[*****]	Angle Gearbox, RH	[*****]
[*****]	[*****]	Torque Shaft	[*****]
[*****]	[*****]	Link Assy	[*****]
[*****]	[*****]	Rotary Geared Actuator (RGA)	[*****]
[*****]	[*****]	Torque Shaft	[*****]
[*****]	[*****]	Torque Shaft	[*****]
[*****]	[*****]	Torque Shaft	[*****]
[*****]	[*****]	Torque Shaft	[*****]
[*****]	[*****]	Torque Coupler	[*****]
[*****]	[*****]	IDG TO BREAKAWAY CONNECTOR - LEFT ENGINE POWER	[*****]
[*****]	[*****]	IDG TO BREAKAWAY CONNECTOR - RIGHT ENGINE POWER	[*****]
[*****]	[*****]	Inboard Actuator Tray Assy (LHS)	[*****]
[*****]	[*****]	Center Actuator Tray Assy (LHS)	[*****]
[*****]	[*****]	Outboard Actuator Tray Assy (LHS)	[*****]
[*****]	[*****]	Inboard Actuator Tray Assy (RHS)	[*****]
[*****]	[*****]	Center Actuator Tray Assy (RHS)	[*****]
[*****]	[*****]	Outboard Actuator Tray Assy (RHS)	[*****]
[*****]	[*****]	ESB (1 per side)	[*****]
[*****]	[*****]	Cable Harness ESB to LEAS, H-Stab	[*****]
[*****]	[*****]	Cable Harness ESB to Inboard LEA, H-Stab	[*****]
[*****]	[*****]	RR Probe	[*****]
[*****]	[*****]	PW Probe	[*****]
[*****]	[*****]	GE 90 Sensor	[*****]
[*****]	[*****]	GE 90 Gasket	[*****]
[*****]	[*****]	GE 90 Damper	[*****]
[*****]	[*****]	GE 90 Harness	[*****]
[*****]	[*****]	GE 90 Harness	[*****]
[*****]	[*****]	GE 115 Sensor	[*****]
[*****]	[*****]	GE 115 Gasket	[*****]
[*****]	[*****]	GE 115 Damper	[*****]
[*****]	[*****]	GE 115 Harness	[*****]
[*****]	[*****]	GE 115 Harness	[*****]
[*****]	[*****]	Bracket for Prox. Sensor	[*****]

1

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016 Amendment 7

[*****]	[*****]	Bracket for Prox. Sensor	[*****]
[*****]	[*****]	Grommet	[*****]
[*****]	[*****]	Hose	[*****]
[*****]	[*****]	Valve	[*****]
[*****]	[*****]	Weapons Bay Door Set of Parts	[*****]

B.                                     Boeing Provided Details (BPD)

This SBP Attachment 16 identifies Boeing Provided Details (parts) and their associated purchase price which are currently being provided to Seller.

Per SBP Attachment 20 the intent is for Seller to re-source all BPD’s per the agreed to transfer plan.

Seller shall provide Boeing with discreet schedules (lead-time away) which depicts Seller’s requirements for these parts until such time as the parts have been resourced.  The identified transfer price for each BPD, excluding ATA stringers, will be adjusted periodically to reflect Boeing’s then current fully burdened cost.

Notwithstanding the foregoing, the prices associated with parts sourced from Boeing’s Winnipeg operations will be subject to any subsequent pricing agreement established directly between Seller and Boeing Winnipeg.

Attachment 16 will continue to be updated / revised to reflect any additional identified BPD or work transfer activity.

[Note:  Attachment 16 BPD Parts list and Prices provided under separate file due to size.]

2

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016 Amendment 7

SBP ATTACHMENT 17 TO
SPECIAL BUSINESS PROVISIONS

Reserved

1

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016 Amendment 7

SBP ATTACHMENT 18 TO
SPECIAL BUSINESS PROVISIONS

Reserved

1

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016 Amendment 7

SBP ATTACHMENT 19 TO
SPECIAL BUSINESS PROVISIONS

Reserved

1

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016 Amendment 7

SBP ATTACHMENT 20 TO
SPECIAL BUSINESS PROVISIONS

QUANTITY BASED PRICE ADJUSTMENT FORMULA

This attachment sets forth the methodology used to calculate the annual Unit Billing Prices which shall be reflected along with the Base Prices within Attachment 1.

A)                                   Definitions:

Airplane Program - refers to Boeing aircraft designation (e.g. 737, 747, 767, and 777).

Part Number - an alpha numeric designation for each unique product manufactured.

Unit Billing Price - Price to be paid for each separate Part Number delivered in a specified calendar year based on the airplane quantities and price reduction tables.

Airplane Production Quantity Tables - A series of tables that outline a “Tier Level” based on airplane production quantities.

Tier Level - A designation given to represent a specific range of airplane program production quantities.

Quantity Based Price Reduction Percentage Table - A table which assigns a discount percentage based on Tier Level.

Base Price - Part Number pricing prior to application of quantity based discount percentage.  Base Prices (by calendar year) will be included in Attachment 1 and unlike Unit Billing Prices, will not be dated annually to reflect changes in production quantities.

Firing Order - Boeing published schedules which depict airplane manufacturing, shop completion and delivery dates for each unique aircraft produced.

BPD - Boeing Provided Details are Detailed Part Numbers used by the supplier in the completion of its end-item Statement of Work sold to Boeing under this contract.  Seller purchases BPD’s from Boeing.

1

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016 Amendment 7

B)                                   Unit Pricing - Methodology

1)                                     Boeing will utilize the Airplane Production Quantity Tables as contained within this Attachment 20 to determine total number of aircraft which fall within each Tier Level and the Quantity Based Price Reduction Percentage Table to determine the price reduction to the base unit prices.

2)                                     Each year, approximately sixty days prior to the anniversary of the first day of the month in which both parties fully execute this SBP, Boeing will use the most recently published Firing Orders to determine the total forecasted airplane production quantities for all Airplane Programs for the 12 month period immediately following the anniversary of the first day of the month in which both parties fully execute this SBP.  This total production quantity will include all aircraft scheduled for shop completion at Boeing during the aforementioned 12 month period as reflected in these Firing Orders.

3)                                     Boeing will utilize the Airplane Production Quantity Tables as contained within this Attachment 20 to determine total number of aircraft which fall within each Tier Level.

4)                                     Boeing will utilize the Quantity Based Price Reduction Percentage Table to calculate a weighted average percentage reduction for use in determining Unit Billing Prices.

5)                                     Boeing will update Attachment 1 approximately 30 days prior to the anniversary of the first day of the month in which both parties fully execute this SBP to include new Unit Billing Prices as calculated above for use during the following 12 month period.

6)                                     Updated Attachment 1 Unit Billing Prices will be utilized by Seller for billing throughout this 12 month period.

7)                                     Each year, a review of the actual airplane deliveries will occur approximately 30 days after the anniversary of the first day of the month in which both parties fully execute this SBP.  If there is a deviation from forecasted production quantities to actual production quantities, a reconciliation lump sum payment or credit will be processed by Buyer and Seller.

2

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016 Amendment 7

C)                                   Unit Pricing - Calculation Tables

1)                                     Airplace Production Quantity Tables (Table 1):

737/747/767/777 Total Airplane Production Quantities

Per Year

Tier 1	Tier 2	Tier 3
[*****]	[*****]	[*****]

2)                                     Quantity Based Price Reduction Percentage Table (Table 2):

Tier Level	Period 1	Period 2	Period 3	Period 4	Period 5	Period 6	Period 7	Period 8
Tier 1	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Tier 2	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Tier 3	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

Each of the Periods within Table 2 will be of 12 month duration and will immediately succeed the prior period.  The combined eight years for these eight periods will be equal to the period of firm fixed pricing identified in SBP 4.1.

Period 1 will begin on the first day of the month in which both parties fully execute this SBP and will end 12 months later.  Period 8 will end on the day before the eighth anniversary of the first day of the month in which both parties fully execute this SBP.  For example, if Period 1 begins on April 1, 2005 then Period 8 will end on March 31, 2013.

D)                                   Unit Pricing - Billing Price Formula:

The formula to be used in the calculation of the Unit Billing Price for each Part Number is:

P                                         :Unit Billing Price

A                                       :Tier 1 Percent (as reflected Table 2 above)

B                                       :Tier 2 Percent (as reflected in Table 2 above)

C                                       :Tier 3 Percent (as reflected in Table 2 above)

D                                       :Target year Annual Airplane Production Total Quantity

E                                        :Tier 1 airplane quantity (Table 1)

F                                         :Tier 2 airplane quantity (Table 1)

G                                       :Tier 3 airplane quantity (Table 1)

H                                      :Base Unit Price (as reflected in Attachment 1)

[*****]

Note:  Discounted Pricing for Part Numbers who’s Unit Yearly Billing Price is greater than $200 shall be rounded to the nearest dollar.  Discounted Pricing for Part Numbers who’s Unit Yearly Billing Price is equal to or less than $200 shall be rounded to the nearest cent.

3

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016 Amendment 7

E)                                   Unit Pricing - Example:

This example will calculate a hypothetical Unit Billing Price for a Part Number with a Base Price of [*****] for Period 3, assuming it is the 12 month period from April 1, 2007 through March 31, 2008.

1)                                     On February 1, 2007 Boeing reviews the most recently published Firing Orders and determines that a total of [*****] aircraft are scheduled to be Boeing Shop Complete between April 1, 2007 and March 31, 2008.

2)                                     Boeing utilizes the “Attachment 20” Airplane Production Quantity Table to determine that the numbers of aircraft which fall into each Tier Level are as follows:

Tier 1 Airplanes	Tier 2 Airplanes	Tier 3 Airplanes
[*****]	[*****]	[*****]

3)                                     Boeing utilizes the Quantity Based Price Reduction Percentage Table to identify the appropriate discount percentages to be used for Period 3 Unit Billing Prices for each Tier Level.

4)                                     Boeing utilizes the Unit Billing Price formula and the information retrieved from Attachment 1 and Tables 1 and 2 as reflected below to calculate the appropriate Unit Billing Price for this Part Number for Period 3.

H	:Base Price (as reflected in Attachment 1)	[*****]
A	:Tier 1 Percent (as reflected in Table 2 above)		[*****]
B	:Tier 2 Percent (as reflected in Table 2 above)		[*****]
C	:Tier 3 Percent (as reflected in Table 2 above)		[*****]
D	:Annual Airplane Production Total Quantity		[*****]
E	:Tier 1 airplane quantity (Table 1)		[*****]
F	:Tier 2 airplane quantity (Table 1)		[*****]
G	:Tier 3 airplane quantity (Table 1)		[*****]

[*****]

[*****]

P                                         :Unit Billing Price  =   [*****]

5)                                     Boeing will utilize this same methodology to re-calculate Period 3 Unit Billing Prices for all Part Numbers contained within Attachment 1.  Attachment 1 will be updated to reflect new Unit Billing Prices for Period 3 and provided to Seller.

6)                                     Seller will utilize revised Attachment 1 for billing throughout Period 3.

4

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016 Amendment 7

F)                                    Boeing Provided Details (BPD) - Cost Savings Process

Introduction:

Boeing and Seller expect that cost reductions may be accomplished by moving from Boeing facilities the BPD’s related to Seller’s Products and renegotiating certain outside material and parts supply contracts related to Seller’s Products.  The BPD’s will be transitioned from Boeing to Seller based on a mutually agreed plan.

Items included:

•                                          All BPD parts are identified in SBP Attachment 16, only the following are required to be outsourced:

•                                          All BPD produced in [*****] will be outsourced.

•                                          Only parts that are direct shipped to Wichita/Tulsa are included

BPD Savings and Application:

•                                          Boeing will receive an additional [*****] cost reduction per year starting in the year 2006 to the price reduction percentages depicted in the “Quantity Based Price Reduction Percentage Table” (Table 2 above) for Periods 1 through 8.

The application of the [*****] price adjustment shall be made to the “Quantity Based Price Reduction Percentage Table” after the calculation of the quantity based price reduction has occurred, for each of the three tiers.

Calculation Example:

•                                          Reference above example (section E) resulted in an initial price of:

[*****]

•                                          Additional [*****] cost reduction applied to Initial Unit Billing Price resulting in the Final Unit Billing Price.  Final Unit Billing Price = [*****]

Billing for BPD Parts not yet transferred from Boeing:

•                                          Boeing will debit monthly (against current unpaid Seller invoices) the value of all BPD parts delivered in the prior month.  The total value will equal the then current Boeing Unit price as outlined in Attachment 16 multiplied by the quantity of parts delivered to Seller in that month.  Attachment 16 will be updated periodically by Boeing to reflect the most current Boeing fully burdened cost, except for ATA stringers reference SBP section 12.13.1.1

•                                          This process will remain in effect unless and until an alternate source has been implemented for BPD parts.

5

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016 Amendment 7

•                                          Seller will provide Boeing a 12 month requirements forecast for BPD parts identified for transfer except for any titanium parts which Seller will provide an 18 month forecast.  Seller will also provide no less than four (4) months notification to Boeing prior to alternate source implementation for any BPD part.

•                                          BPD Parts are FOB Boeing-dock and will be shipped at Seller cost.

Tooling associated with BPD:

Only Single use tooling will be made available for transfer to Seller as Boeing accountable tooling.  Single use tooling shall mean any tooling that is used solely for the manufacturing of a single part Number and that is not being utilized by Boeing for any other purpose.

Boeing Support of BPD Transfer:

Boeing will provide typical supplier technical and outsource support.

6

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016 Amendment 7

SBP ATTACHMENT 21 TO
SPECIAL BUSINESS PROVISIONS

COMMODITY LISTING AND TERMS OF SALE

(Reference SBP Section 12.13.2)

COMMODITY LISTING

Aluminum Flat Rolled Products Includes aluminum sheet, aluminum plate, wing plate, and body skins, excluding “soft” aluminum alloys.

Aluminum extrusions, all press size or circle size.

Titanium includes all wrought and un-wrought titanium mill products.

TERMS OF SALE

Parties

The Seller is The Boeing Company, acting through its agent, TMX.  The Customer is a Boeing subcontractor, at any tier, who is manufacturing a product in support of a Boeing requirement.

Sales

All materials to be furnished by Seller are to be within the limits and the sizes published by Seller and subject to Seller’s standard tolerances for variations.  Seller will warrant that all materials to be supplied will conform to the descriptions contained herein and on the face of the purchase order and that Seller will convey good title to any such materials free from any security interest, or other lien or encumbrance held by any other party and unknown to the customer.  THERE IS NO WARRANTY OF MERCHANTABILITY OR FITNESS AND SELLER WILL MAKE NO OTHER EXPRESS OR IMPLIED WARRANTIES EXCEPT AS STATED HEREIN.  Seller will not be liable for any incidental or consequential damages for any breach of warranty, express or implied.  Seller’s liability and the Customer’s sole and exclusive remedy will be limited at Seller’s option either to (a) return of the materials and repayment of the purchase price, or (b) replacement of nonconforming materials upon return thereof to Seller.  The Customer shall be required to notify Seller in writing of any claim of breach of warranty and no materials shall be returned to Seller by the Customer without Seller’s consent.

1

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

TERMS OF SALE - continued

Payment Terms

The following payment processes will be followed for material sold to Customer by Seller.  All payment shall be in United States Dollars.

DEBIT PROCESS

The debit process will be used in all circumstances where the Customer has an account with the Seller.  The amount due is the quantity shipped multiplied by the unit price, plus the price for any value added services.  The amount due will be collected by the Seller’s applying a debit to the Customer’s account.  Payment is due on the (net) fifteenth (15th) day from the scheduled delivery date.  The debit will be applied to the Seller’s account on the payment due date.  If the debit amount exceeds the amount outstanding on the Customer’s account, the Customer will remit to The Boeing Company the amount due beyond the debit payment due date.  The foregoing debit process does not apply to Sellers who are only performing under orders issued by the Tulsa Division of the Boeing Commercial Airplanes.

INVOICE PROCESS

The invoice process will be used for Customers not currently making direct sales to Boeing; foreign countries governed by MITI laws and regulations (currently Australia, Brazil, China, India, Japan, and Korea), and orders issued by the Tulsa Division of the Boeing Commercial Airplanes.  The amount due is the quantity shipped multiplied by the unit price, plus the price for any value added services.  Payment is due on the (net) thirtieth (30th) day after the date of Seller’s invoice, which shall be issued on the day following the date of shipment.

DEBT/INVOICE DISPUTE PROCEDURE

Customer may dispute payment amounts due provided that (1) Customer contacts Seller within 25 days of the date of the debit/invoice, (2) Customer provides a complete reason as to the dispute.  If the action is Seller’s to resolve, late payment charges will not be assessed on amounts that are under dispute.  Once a dispute has been resolved, payment terms will be(net) fifteen (15) days from the date of resolution.

FAILURE TO PAY

In the event Customer fails to make payments when due, Seller reserves the right to asset whatever remedies it may have under law, including setoffs against amounts due from Seller to Customer on other contracts.  In such an event, Seller may, with respect to future orders, require full payment in advance or otherwise alter the terms of payment specified earlier.

2

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

SBP ATTACHMENT 22 TO
SPECIAL BUSINESS PROVISIONS

ABNORMAL ESCALATION

(Reference SBP 4.1)

1.                                      Prices for Recurring Products will be adjusted for Abnormal Escalation as provide below.  In the event that escalation, as forecast by a composite of the identified below indices, exceeds [*****] for any given calendar year (“Abnormal Escalation”), the Prices for Recurring Products for the subsequent calendar year shall be adjusted by the percentage value which exceeds [*****].  Abnormal Escalation is calculated each year against the Prices for recurring Products effective for that year and is not cumulative.  The adjusted Prices for Recurring Products will revert back to the SBP Attachment 1 Prices for Recurring Products at the beginning of the subsequent calendar year.

Any prolonged extraordinary inflation would be considered by the parties to determine any mutually agreeable proper actions to be taken.

2.                                      Adjustments to the Prices for Recurring Products will be determined by the following economic indices:

A.                                    Material — [*****].

B.                                    Labor — [*****].

Composite - [*****].

3.                                      Special Notes:

In the event the U.S. Bureau of Labor Statistics discontinues or alters its current method of calculating the indices specified above, Boeing and [Partner] shall agree upon an appropriate substitution for or adjustment to the indices to be employed herein.

All calculations will be held to a six (6) decimal place level of precision.

Indices shall be pulled on [November 15th] of each year.

1

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing/Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

4.                                      Abnormal Escalation Formula:

Adjustment to the Prices for Recurring Products, if any, for the period 2008 through 2021 shall be calculated as follows:

[*****]

Where [*****]

A = Adjusted Prices for Recurring Products (20X2 Price)

B = Base Prices for Recurring Products

IP = Percentage of composite index as compared to the previous year

MC = Current material index value (September 20X1)

MP = Previous year material index value (September 20X0)

LC = Current labor index value (3rd quarter 20X1)

LP = Previous year labor index value (3rd quarter 20X0)

5.                                      Example:  Abnormal Escalation Price Increase

B = $2,000,000

MC = September 2008 material index value = [*****]

MP = September 2007 material index value = [*****]

LC = 3rd quarter 2008 labor index value = [*****]

LP = 3rd quarter 2007 labor index value = [*****]

IP = [*****]

Since IP > [*****], clause is triggered

2009 Unit Price = [*****]

6.                                      Example:  Abnormal Escalation Clause Not Triggered

B = $2,000,000

MC = September 2008 material index value = [*****]

MP = September 2007 material index value = [*****]

LC = 3rd quarter 2008 labor index value = [*****]

LP = 3rd quarter 2007 labor index value = [*****]

IP = [*****]

Clause not triggered because (IP < [*****])

2

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

BOEING / Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

SBP ATTACHMENT 23 TO

SPECIAL BUSINESS PROVISIONS

767-2C SOW

MEMORANDUM OF AGREEMENT

between

THE BOEING COMPANY

and

Spirit AeroSystems Inc.

Model 767-2C
Recurring and Nonrecurring Agreement

This Memorandum of Agreement (MOA) is entered into as of February 4, 2011 by and between Spirit AeroSystems Inc., a Delaware corporation, with its principal office in Wichita, Kansas (“Seller”), and The Boeing Company, a Delaware Corporation with an office in Seattle, Washington (“Boeing”), acting by and through the Boeing Commercial Airplane business unit.  Hereinafter, the Seller and Boeing may be referred to individually as a Party or jointly as Parties hereto.

RECITALS

A.                                   Boeing is seeking award of the contract for the United States Air Force (USAF) KC-X Tanker.

B.                                     Seller currently supplies Products to Boeing which support the 767 aircraft.  Boeing is offering a modified version of the 767, the 767-2C, in support of its response to USAF solicitation FA8625-10-R-6600, for the KC-X Tanker.

C.                                     Boeing and Seller wish to establish pricing based upon the provisions of this MOA in support of Boeing’s 767-2C Program.

Now, therefore, in consideration of the mutual covenants set forth herein, the Parties agree as follows:

1

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

BOEING / Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

I.                                         Entities

Any Boeing business unit may order 767-2C Products for the USAF KC-X Tanker program from Seller in accordance with the terms of this MOA.

II.                                     Applicability

This  MOA pertains only to the 767-2C products for the USAF KC-X Tanker program and does not alter any existing agreements relating to other items in SBP MS-65530-0016.

III.                                 Term

A.                                   This MOA shall become effective (the “Effective Date”) and constitute an amendment to SBP MS-65530-0016 at the time Boeing is awarded the USAF KC-X Tanker program, and Boeing provides Seller written direction to begin performance of its obligations under this amendment.  Such amendment shall be attached to SBP MS-65530-0016 within 30 days of the Effective Date.

B.                                     If the MOA does not become effective and constitute an amendment to SBP MS-65530-0016 prior to [*****] the pricing contained herein shall no longer be valid, and shall be subject to renegotiation by the Parties.

IV.                                Baseline Statement of Work

The Baseline Statement of Work shall be as depicted in 10-BOE-GBH-113 Rev. New, dated February 3, 2011 for fuselage (the “Fuselage BOE”) and 10-BOE-GBH-114 Rev. New, dated February, 2011 for propulsion (the “Propulsion BOE”).

V.                                    [*****] Pricing

If the USAF KC-X Tanker contract is awarded to Boeing, then Seller offers to sell to Boeing the Products for the 767-2C Program identified in Exhibits A, B and, C to this MOA at the prices set forth herein, subject to the terms set forth herein.  Seller intends that this [*****] price offer be, and confirms that this [*****] price offer is, except as otherwise provided herein, effective throughout the applicable period of performance as set forth herein.

VI.                                Nonrecurring Statement of Work Price and [*****]

A.                                   The nonrecurring price for the Baseline Statement of Work is [*****] as depicted in Exhibit A.

B.                                     Boeing shall make [*****] other than tooling associated with the Fuselage BOE, in accordance with the process herein.  [*****] shall be as specified in Exhibit G  and such [*****] shall be based on [*****] as specified therein.  A schedule of such [*****] shall be agreed and attached as an amendment to the MOA in Exhibit G within [*****] days of the Effective Date.

2

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

BOEING / Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

C.                                     Boeing shall make [*****] other than tooling associated with the Propulsion BOE, in accordance with the process herein.  [*****] shall be as specified in Exhibit G and such [*****] shall be based on [*****] as specified therein.  A schedule of such [*****] shall be agreed and attached as an amendment to the MOA in Exhibit G within [*****] days of the Effective Date.

D.                                    In the event of schedule extension or delay, Seller shall be entitled to nonrecurring compensation for the percentage of nonrecurring work other than tooling released at the time of such extension or delay, not to exceed the originally agreed to [*****] due within that [*****] as set forth in Exhibit G.  In the event of such schedule extension or delay, Boeing and Seller shall agree on the new [*****] for the remaining engineering release and payments.

E.                                      Nonrecurring payments for tooling shall be paid by Boeing per the first paragraph of SBP MS-65530-0016 Section 5.2.1.

VII.                            Recurring Baseline Statement of Work Price

A.                                   Recurring pricing shall be [*****] for the Baseline Statement of Work for the first [*****] shipsets at [*****] per shipset for recurring Products delivered, except as provided otherwise herein.

B.                                     Thereafter, Baseline Statement of Work recurring prices for shipsets of Products delivered during years [*****] through [*****] shall be the [*****] prices identified in Exhibit A, except as provided otherwise herein.

C.                                     If the [*****] or subsequent shipsets, deliver to Boeing before [*****], then the baseline recurring shipset price for such units shall be the [*****] baseline recurring shipset price identified in Exhibit A, and such price does not include, but shall be subject to, price and schedule adjustments otherwise set forth in this MOA.

D.                                    Price shall be subject to renegotiation at shipset [*****] should the program exceed [*****] shipsets.  If [*****], Boeing and Seller shall negotiate an equitable price adjustment.

E.                                      The [*****] recurring price shall be valid for any quantity up to [*****] shipsets per year; however, if [*****], the Parties shall negotiate an equitable adjustment in price.

F.                                      The economic price adjustment clause shall be as depicted in Exhibit E.  Such economic price adjustment clause shall be applicable beginning with lot [*****] and shall remain effective thereafter.

VIII.                        D6-83323

For purposes of clarity, descriptions of roles and responsibilities within the Fuselage BOE and Propulsion BOE are only with respect to the original technical requirements.  Revisions to the technical requirements which cause Seller to repeat engineering tasks related to Seller roles and responsibilities in the Fuselage BOE or Propulsion BOE are not part of the Baseline Statement of Work Price.

3

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

BOEING / Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

If there is a D6-83323 nonrecurring engineering task or activity that has to be performed for the 767-2C that is outside the contents of either the Fuselage or Propulsion BOE, for which Seller has responsibility per the D6-83323, Seller will perform such task or activity provided that Seller receives written direction from Boeing in accordance with SBP MS-65530-0016 and such task or activity shall be subject to an equitable price and schedule adjustment in accordance with the terms of the MOA.

The D6-83323 Document will continue to define Seller’s sustaining engineering responsibility for the 767-2C Products.

For the avoidance of doubt, and despite reference to D6-83323 herein, the D6-83323 shall remain of lower precedence to the SBP, GTA, Purchase contract, and Order as specified in MS-65530-0016 Section 13.

IX.                                Obligation to Purchase and Sell

767-2C Products shall be subject to SBP MS-65530-0016 Section 18.0 Obligation to Purchase and Sell provided Boeing is awarded the contract for the USAF KC-X system requirements.

X.                                    Schedule

A.                                   A Boeing-Seller master phasing plan shall be attached as an amendment to the MOA within 30 days of the Effective Date.

B.                                     The minimum number of months to avoid Seller schedule compression shall be [*****] months for fuselage and [*****] months for propulsion as measured from the time Boeing provides written direction to Seller to begin performance of its obligations (based upon Boeing’s receipt of award of the USAF tanker program) to the time of Seller’s first unit delivery to Boeing.  In the event that Seller provides any build-to-print work hereunder, the Parties shall agree upon the minimum number of months to avoid schedule compression to Seller as measured from the time of Boeing’s release of frozen detail part definition to delivery to Boeing of the associated unit.  For clarification purposes, frozen part definition must include all technical data such as dimensions, materials, ply lay ups if applicable, treatments and process specifications for detail part fabrication.

C.                                     In the event that the USAF awards the USAF KC-X Tanker contract to Boeing and the subsequent Program schedule causes a compression of Seller’s schedule, such Program schedule shall constitute a Change and be subject to SBP MS-65530-0016 Section 7.1 “Price Adjustment for Changes”.  For the avoidance of doubt, any subsequent schedule change that increases or decreases the cost or time required to perform the contract, SBP MS-65530-0016 Section 7.1 shall continue to apply.

D.                                    In addition to the foregoing, the lead times established in Attachment 6 of the SPB MS-65530-0016 shall remain in effect.

4

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

BOEING / Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

XI.                                Changes

A.                                   Initial Changes

Any Change occurring prior to FAA certification of the 767-2C, that is incorporated on any of the first four shipsets, shall constitute an Initial Change.  Initial Changes shall be subject to SBP MS-65530-0016 except as otherwise identified within this MOA.  Initial changes shall not be subject to the Change thresholds described in SBP MS-65530-0016 article 7.2.  For the avoidance of doubt the equitable price adjustment for an Initial Change shall include all units upon which the change is incorporated, including any of the first four units and any subsequent units such Change is incorporated upon, and those for retrofit.

B.                                     Nonrecurring Changes Payment

1.             Payment for the Engineering portion of Boeing required Changes that result in Seller’s release of Engineering Drawings prior to Seller’s 100% Drawing Release, and for which a price has been agreed to between the Parties and a correct and valid invoice has been received by Boeing, shall be paid by equally distributing the agreed price for the Engineering portion of the Change to [*****] in Exhibit G.  Such [*****] shall be made net [*****] calendar days after the applicable [*****] as defined in Exhibit G.

2.             Payment for the Engineering portion of Boeing required Changes that result in Seller’s release of Engineering Drawings after Seller’s 100% Drawing Release, and for which a price has been agreed to between the Parties and a correct and valid invoice has been received by Boeing, shall be paid net [*****] calendar days following the later of four months after the date of Seller’s release of the drawings required by the Change, or the date of the agreement by the Parties on the price of the Engineering Change.

C.                                     Change Negotiation Process

Subject to Seller’s delivery of a fully supported proposal to Boeing within the timeframes described in SBP Section 7.9 “Proposals for Price Adjustment”, Boeing shall make an offer to Seller within 90 days of receipt of such proposal, and the Parties shall mutually agree to jointly set negotiation priorities and schedules and to engage in diligent good faith negotiations to settle the claims.  If a settlement is not subsequently reached within [*****], the negotiations shall be elevated to Senior Contracts Management for resolution.

D.                                    Rates and Factors

The Parties shall continue to negotiate rates and factors for pricing Initial Changes to reach agreement within [*****] of execution of the MOA.  Such agreement shall be documented as an amendment to the MOA.  Boeing and Seller Senior Contracts Management shall have meetings twice monthly with each other to

5

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

BOEING / Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

ensure adequate progress in negotiations.  If the teams designated by each Party do not reach agreement on such rates and factors within [*****] of the execution of the MOA, such negotiations shall be elevated to Senior Contracts Management.

E.                                      Common Changes

For nonrecurring Changes that are common to sustaining program(s) and 767-2C, the aggregate price of the Change for all affected programs shall be used to assess clearance of the applicable threshold.  Only a single threshold shall apply for nonrecurring Changes that are common to sustaining program(s) and the 767-2C in order to assess whether the aggregate price of the common Change exceeded such threshold.  The applicable threshold shall be derived from the program on which the Change is first incorporated.  The nonrecurring price of the portion of a Change that is common shall be charged to the program on which the Change is first incorporated.

XII.                            Post Delivery Modifications

If the Government pursues any future modifications to the USAF KC-X Tanker weapon system or equipment after delivery of the USAF KC-X Tanker from The Boeing Company to the Government, regardless of whether the Government procures the modification from the Original Equipment Manufacturer or from a third party manufacturer, Seller agrees to provide to Boeing, as reasonably necessary, the same support consisting of engineering consultation, analyses, and access to technical data and licenses which are required by MS-65530-0016; and Seller shall authorize Boeing to release the results of such engineering consultation, analyses, and access to technical data and licenses to the Government and or Government selected third party.  The Seller’s support will be provided at commercially reasonable terms at the time of the effort.  The price for any support provided by the Seller in accordance with this special contract provision shall be negotiated by the Parties after the Government identifies the nature and scope of the support effort required.

XIII.                        SBP MS-65530-0016, Attachment 4

PRR engineering thresholds descried in SBP MS-65530-0016 Attachment 4 shall not be applicable for calculation of equitable adjustment for Initial Changes.

XIV.                       Weight

Seller shall participate in any weight reduction studies as authorized by Boeing and agreed to with Seller per the engineering service agreement SBP-6-5118-AEC-016 to support assessment of airplane weight reduction initiatives.  Seller shall ensure controls are in place to prevent weight growth in the manufacturing process.  Periodic reporting of component weights shall be required to validate such controls are effective and to initially establish actual airplane component weight targets.  Seller shall utilize traditional

6

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

BOEING / Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

weight efficient design practices.  Seller does not agree to a guaranteed weight as part of this agreement.  Any guaranteed weight shall be subject to mutual agreement of the Parties.

XV.                           Obsolescence

Seller shall work to minimize the impact of obsolescence of Products and components throughout the term of the Contract.

XVI.                       [*****]

[*****] shall not apply to 767-2C end item pricing, and 767-2C end item deliveries shall not be counted toward commercial [*****].

XVII.                   Spares and Warranty

Spares shall be subject to, and Spares pricing shall be calculated in accordance with, SBP SPARES-65132-0270.  However, the warranty period shall be limited to [*****] from delivery to USAF.

XVIII.               Federal Acquisition Regulation Commercial Item Procurement

A.                                   Exhibit F to this MOA lists those clauses from FAR, DFARS, Air Force Federal Acquisition Regulation Supplement (“AFFARS”), and/or Air Force Materiel Command Federal Acquisition Regulation Supplement (“AFMCFARS”) required by law, regulation, or the prime contract to be included in the subcontract (“Subcontract”) between Boeing and Seller under the 767-2C Program.  So long as Seller is delivering “commercial items” as defined in FAR Clause 52.244-6 and FAR 2.101 (with the terms “General public and non-governmental entities” as used in the definition of “Commercial item” at FAR 2.101 being defined in DFARS 202.101) (“Commercial Item”), the only FAR, DFAR, AFFARS, or AFMCFARS flow down clauses that shall be included in the Subcontract are those specified in Exhibit F.

B.                                     Seller is the world’s largest supplier of commercial airplane assemblies and components supporting Boeing’s 737, 747, 767, 777, and 787 commercial aircraft with most of its sales to the commercial aircraft market.

C.                                     The Parties agree that this MOA shall be for Commercial Items.

D.                                    To the extent that Seller has design-build responsibility, or discretion regarding parts selection, Seller will promptly provide information as to its proposed design and/or parts selection to Boeing if such design and/or parts selection has aspects that reasonably would affect the qualification of a Deliverable as a Commercial Item.  If either Party believes that such proposed design and/or parts selection would adversely impact the qualification of the Deliverable as a Commercial Item, the Parties shall cooperate in promptly reaching a resolution, acknowledging that maintaining any production schedule is paramount.  Boeing shall not issue

7

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

BOEING / Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

Seller any modifications or change orders under this MOA, which can only be satisfied by the delivery of products or services that do not meet the definition of Commercial Item.  To the extent that either the US Government or Boeing requires Changes which Seller reasonably believes do not qualify as a Commercial Item, the parties shall promptly develop change incorporation plans to mitigate the risk and the need for Spirit to perform non-commercial effort.  Should the U.S. Government determine that the statement of work (SOW), or any portion thereof, does not qualify as a Commercial Item, the parties shall cooperate and work together to obtain a contracting officer determination under FAR 15.403-1(c)(3) that the item(s) are commercial item(s).  If (i) the contracting officer finally determines that the item(s) are not commercial item(s), or (ii) Seller reasonably believes a Change does not qualify as a Commercial Item, the Parties shall use their commercially reasonable best efforts to transition, with minimal disruption, that portion of the SOW which represents the noncommercial item to another supplier and shall amend this MOA to reflect such transition and the contracting officer’s determination.  The Parties acknowledge and agree that the alternative of compelling Seller to accept and/or perform work on the USAF KC-X Tanker program which does not qualify as work for a Commercial Item is the least desired alternative, and Boeing will exert every reasonable effort to avoid that alternative subject to good faith cooperation by Seller.  In the event that such transition is not achievable with commercially reasonable best efforts, or in the event that such transition occurs, the MOA shall be amended by the Parties to reflect the modification of the MOA terms.  If amendment of the MOA causes an increase or decrease in the cost of, or the time required for performance of any part of the work under this MOA, Boeing shall make an equitable adjustment to the price, the delivery schedule, or both, provided that Seller reasonably satisfies its obligations in (1)-(7) of this provision.  Such cost adjustment shall include, but is not limited to, [*****].  Boeing shall make such equitable adjustment so long as Seller:

1.             exercised reasonable due diligence in developing a design and selecting parts that would reasonably ensure its Deliverables would satisfy the FAR Commercial Item definition in advance of performance of its Baseline SOW, and of any subsequent changes to its Baseline SOW;

2.             provided Boeing prompt information as to its proposed design and/or parts selection if such design or parts selection has aspects that would reasonably affect the qualification of a Deliverable as Commercial Item;

8

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

BOEING / Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

3.             provided Boeing, in response to a contracting officer determination that the SOW or any portion thereof did not qualify as a Commercial Item, data reasonably available to Seller that reasonably supported a determination that Seller’s Deliverables were Commercial Items;

4.             provides Boeing Seller’s other than cost or pricing data as described in FAR 15.403-3 relating to any Deliverables if requested by the U.S. Government contracting officer;

5.             provides Boeing or the U.S. Government contracting officer Seller’s cost and pricing data relating to any Deliverables that the U.S. Government determines do not qualify as Commercial Items following a final determination by the U.S. Government that the SOW or any portion thereof did not qualify as a Commercial Item;

6.             provides Boeing the necessary technical data and tooling to enable another source of supply to perform that portion of the SOW which represents the noncommercial item in the event that Boeing transfers that portion of the SOW to another supplier, provided that the transfer of such tooling does not interfere with Seller’s performance of the remaining portions of the SOW; and

7.             continues to perform its entire SOW unless and until the Parties can transition that portion of the SOW which represents the noncommercial item to another supplier.

E.                                      The prices in this MOA for the Baseline Statements of Work are based upon, and take into account, the terms and conditions in the FAR and DFARS clauses identified in GTA BCA-65530-0016 Section 21.2 and Exhibit F.  Otherwise, the prices contained in this MOA for the respective Baseline Statements of Work do not include the [*****].

XIX.                       Export Compliance

A.                                   In performing the obligations of this Agreement, both Parties will comply with United States export control and sanctions laws, regulations, and orders, as they may be amended from time to time, applicable to the export and re-export of goods, software, technology, or technical data (“Items”) or services, including without limitation the Export Administration Regulations (“EAR”), International Traffic in Arms Regulations (“ITAR”), and regulations and orders administered by the Treasury Department’s Office of Foreign Assets Control (collectively, “Export Control Laws”).

B.                                     The Party conducting the export shall be responsible for obtaining the required authorizations.  The Party conducting the re-export shall be responsible for obtaining the required authorizations.  Each party shall reasonably cooperate and exercise reasonable efforts to support the other Party in obtaining any necessary licenses or authorizations required to perform its obligations under this Agreement.

9

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

BOEING / Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

C.                                     The Party providing Items or services under this contact shall, upon request, notify the other Party of the Items or services’ export classification (e.g., the Export Control Classification Numbers or United States Munitions List [USML] category and subcategory).

XX.                           Order of Precedence

Except as specified herein, all other terms and conditions of SBP MS-65530-0016 shall apply.  In the event of a conflict between the terms of this MOA and the SBP MS-65530-0016, the terms of this MOA shall have precedence.  The Exhibits to this MOA are incorporated as part of this MOA.

XXI.                       Termination

In the event of termination of an Order, in whole or in part, for any reason other than Seller default, or in the event of termination of the 767-2C Program for any reason other than Seller default, Seller shall have the right to submit a written termination claim under Section 12.0 of the GTA BCA-65530-0016 for nonrecurring work and materials.  The reference in Section 12.3 to FAR 52-249-2 is changed to the May 2004 version of the clause without alternates, paragraphs (e) — (h) of which are incorporated herein by reference except “Government” and “Contracting Officer” shall mean Boeing, “Contractor” shall mean Seller and “Contract” shall mean “Order”, “Contract”, or “Program” as applicable.  Notwithstanding the foregoing, Seller shall not be subject to cost principles and shall use commercially allowable records as it relates to paragraphs (e) — (h) above.  Boeing shall be obligated to pay for Seller nonrecurring expenses in accordance with FAR reference specified herein.  However, in the event that such termination of Seller is as a result of USAF termination of Boeing under its prime contract with the government, [*****].  The foregoing is limited to nonrecurring payment in termination for any reason other than Seller default, and is not intended to augment or supersede terms of BCA-65530-0016 or SBP MS-65530-0016 related to payment or recurring costs in termination.

XXII.                   Choice of Law

This MOA shall be governed by the internal laws of the State of Washington without reference to any rules governing conflict of laws.

EXECUTED in duplicate as of the date and year first set forth above by the duly authorized representatives of the Parties.

BOEING	SELLER

THE BOEING COMPANY	Spirit AeroSystems Inc.

Signature:	Signature:

10

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

BOEING / Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

Printed Name:	Printed Name:

Title:	Title:

Date:	Date:

Exhibit A

Work Statement and Pricing

11

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

BOEING / Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

Baseline Statement of Work Nonrecurring:

	Structures	Propulsion
Nonrecurring other than tooling	[*****]	[*****]
Tooling	[*****]	[*****]

Exhibit A

Work Statement and Proxy

Baseline Statement of Work Recurring:

	Total S/S	Fuselage*	Strut*	Nacelle*
Recurring Price Units [*****]	[*****]
Price Calendar [*****]	[*****]
Price Calendar [*****]	[*****]
Price Calendar [*****]	[*****]
Price Calendar [*****]	[*****]
Price Calendar [*****]	[*****]
Price Calendar [*****]	[*****]
Price Calendar [*****]	[*****]
Price Calendar [*****]	[*****]
Price Calendar [*****]	[*****]
Price Calendar [*****]	[*****]
Price Calendar [*****]	[*****]
Price Calendar [*****]	[*****]

*                             Boeing and Seller shall agree on the further allocation of the Fuselage, Strut and Nacelle shipset pricing as set forth above into end-item prices within 30 days of execution of the MOA.  The sum of the end-item prices for each of the Fuselage, Strut and Nacelle shall equal the total shipset prices as set forth above.

12

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

BOEING / Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

Exhibit B

10-BOE-GBH-113 Rev. New, Dated February 3, 2011
Spirit AeroSystems, Inc. Proprietary, Business Confidential, Boeing Proprietary,

The information herein may contain Technical Confidential data under Category VIII (i) of the International Traffic in Arms Regulations (ITAR).  The control of this data is set forth by the Department of State, Department of Defense Trade Controls:  32 CFR§120-130.  Export of this data by any means to unauthorized persons, as defined by these laws, whether in the United States or abroad, without an export license or other approval from the U.S. Department of State is expressly prohibited.

FUSELAGE BASELINE STATEMENT OF WORK

FUSELAGE BASELINE STATEMENT OF WORK AND GENERAL QUALIFICATIONS

The following constitutes the basis for Seller’s Baseline Statement of Work price, and modification from 10-BOE-GBH-113 Rev. New, Dated February 3, 2011 constitutes a Change.

A.                                    FUSELAGE BASELINE STATEMENT OF WORK:

1.                                       Except as otherwise stated herein the Baseline Statement of Work price is based on Spirit redlines (10-BOE-110-GBH, Exhibit B, Fuselage Baseline Statement of Work Technical Configuration Memo, Rev. New, June 7, 2010) to paragraphs 1.4.1 through 1.4.1.9 (less 1.4.1.6) of the Statement of Work (SOW) as described in CONFIG-BKQ15-C09-018 Rev. A (Configuration Description, Model 767-PD-2127 Rev I, Tanker Provisioned 767-2CX Derivative, Section 41 and Related Systems Extract for Spirit AeroSystems), dated March 17, 2010, prepared by Lennard Baron.  Paragraphs 0 through 1.4.0 and 1.6 through the remainder of CONFIG-BKQ15-C09-018 Rev. A is reference information only for Seller.

2.                                       The Baseline Statement of Work price includes all approved PDDMs identified in the configuration memo (CONFIG-BKQ15-C09-018 Rev. A, Table 0.1-3), but does not include work or material for any Tanker associated follow on trade studies or PDDMs for section 41.

3.                                       Seller is not responsible for design or installation of any ballistic panels for military applications.  Seller shall design floor panels in areas not requiring ballistic protection.  Seller is not responsible to design and install structural provisions for the refueling receptacle.  Seller shall design the mini crown panel assembly to include the skin, doubler, slipway, frames and intercostals.  Seller is responsible to build the mini crown panel assembly or have it built by a Seller designated vendor.  The baseline SOW does not include Seller effort related to boom strike protection.  Refueling doors, actuators and associated mechanisms shall be installed pre-rigged by Seller, or by Seller designated vendor, but such items shall be designed by Boeing and provided to Seller or the Seller designated vendor.  Seller shall design and install water system provisions to include a water service pan and door.  Seller shall provide provisions for structural hard points (mounting locations) for AROS operator deck that are similar to commercial 767 aircraft structure responsibility of Seller prior to execution of the MOA.  Seller is not responsible to install AROS system.

13

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

BOEING / Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

4.                                       The bill of material for the Baseline Statement of Work is documented in file “10-BOE-110-GBH, Exhibit C, Fuselage Baseline Statement of Work Bill of Material, Rev. New, June 7, 2010.xls”.  This document assumes 767 line unit [*****] as a baseline and contains only the delta work statement to design build and install new details/assemblies and installations for 767-2CX section 41 end items 141TO100-XXX (receptacle panel), 141TO200-XXX (lower Lobe), 141T0300-XXX (LH side panel), 141T0400-XXX (RH Side Panel, 141T0800-XXX (Cab Assy).  The work statement also contains the design effort for Boeing build/installation responsibility parts (ex. floor panel details/installs and section 4.1 join details/installs).  Item A parts are parts for which engineering responsibility for non-structural details, assemblies and modules resides with Boeing and build responsibility resides with Spirit.  Item A parts are not included in Exhibit C.  (Reference paragraph 40)

5.                                       In addition to the section 41 items, Seller’s Baseline Statement of Work price includes loose parts for section 41 and seat tracks for other sections of the airplane as set forth in 10-BOE-110-GBH, Exhibit D, Fuselage Baseline Statement of Work Loose Parts List., Rev. New, June 7, 2010.  This list also includes a shear pin for the Nacelles, a bracket assembly for the forward spar and a bracket assembly for the aft spar.  A quantity of one was assumed for each of the parts on this list.  All items on the list with yellow highlighting were identified by Boeing as similar-to parts which will be changing for the 767-2CX.  New plans and NC tapes were assumed for only the highlighted parts.  Seller does not have design responsibility for the loose ship parts.

6.                                       The Baseline Statement of Work for new and revised Tooling is set forth in 10-BOE-110-GBH, Exhibit F, Fuselage New and Revised Tooling List, Rev. New, June 7, 2010.  The 767 manufacturing line utilized prior to execution of this MOA will be used for production of 767-2C.

B.                                    FUSELAGE GENERAL QUALIFICATIONS

1.                                       As of the date of signature of this MOA Seller has not received the Design Criteria, Design Requirements and Objectives (DR&O) or the Customer Specific Option Section (CSOS) documents for the 767-2C.  Any additional requirements in these documents that exceed or change those in the Baseline Statement of Work are not included in Seller’s Baseline Statement of Work price.

2.                                       Except as otherwise set forth herein, the Seller 767 manufacturing line existing prior to execution of this MOA shall be utilized for manufacture of the 767-2C.

3.                                       Seller shall only be responsible to remove unnecessary structural and systems provisions with the Baseline Statement of Work if Seller design is modifying the module, assembly, or affected detail pursuant to some other design requirement.

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Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

BOEING / Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

4.                                       Seller shall not be responsible for the design or build integration of section 41 to section 43.  Boeing bears the responsibility of body integration for the section 41/43 join.  The K-hole indexing plan and location/attachment of lift fittings existing prior to execution of this MOA shall be maintained.

5.                                       Any skin gauge increase from that utilized in a particular part prior to the execution of this MOA shall not exceed the capabilities of the current stretch form blocks utilized by Seller.  This Baseline Statement of Work price is based upon [*****] prior to execution of this MOA.

6.                                       Any [*****] from that existing in sustaining production prior to execution of this MOA [*****] is not included in the Baseline Statement of Work price.

7.                                       Any [*****] from that existing in sustaining production work to execution of this MOA for all skins in the statement of work having impact on [*****] to Seller is not included in the Baseline Statement of Work price.

8.                                       Conversion of Mylar/V4 models to CATIA V 5/Enovia/PDM with 2D drawings shall only be performed for new parts released within the Baseline Statement of Work as set forth in 10-BOE-110-GBH, Exhibit C, Fuselage Baseline Statement of Work Bill of Material Rev. New, June 7, 2010.  For purposes of clarity, re-tabbed parts will not be converted to V5 and “new parts released” refers to parts that were released as a result of execution of this MOA.  Any impact to Seller [*****] are not included in the Baseline Statement of Work price.

9.                                       For Catia V4 to V5 conversion referenced herein, Boeing shall provide software and/or thick/thin client access to Spirit for use as set forth in the Long-Term Access (LTA) matrix for sustaining 767 programs.

Boeing agrees that Supplier may utilize a third-party engineering contractor for purposes of converting, to the extent contemplated under this MOA, Boeing sustaining program drawings from Catia V4 to Catia V5 as needed, either in advance of design for 767-2C program unique characteristics, or otherwise in compliance with ITAR requirements.  Utilization of third-party engineering contractor shall comply with proprietary information requirements of BCA-6550-0016 Article 20.

10.                                 Seller shall not be responsible for any interiors design to account for height mismatch between Seller designed traditional floor panels (non-ballistic protection) and Boeing design floor panels for ballistic protection (trip hazard).

11.                                 The Baseline Statement of Work price contained herein is based on [*****] prior to the execution of this MOA.

15

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

BOEING / Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

12.                                 The Baseline Statement of Work price is based upon [*****] existing prior to the execution of this MOA except to the extent otherwise specified in the [*****] set forth as part of the Baseline Statement of Work clarification.

13.                                 Boeing shall provide an appropriate number of Riverbed Technology and licenses to Seller if Enovia is used.

14.                                 The Baseline Statement of Work price does not include any modifications after initial basic release, with exception of [*****].

15.                                 Finite element modeling shall be MSC-Nastarn-Patran.

16.                                 Boeing shall provide Seller with a coarse grid FEM of section 41 representing the Baseline Statement of Work configuration, including a super element representing the stiffness of the remaining airplane with external applied loads or the equivalent stiffness of section 43.  The super element shall be validated, by Boeing, against displacements from the master model.  Seller shall update FEM model of Section 41 to include refueling receptacle and preliminary sizing.

17.                                 Boeing shall be responsible for providing preliminary and final structures/systems interfaces that affect Seller design SOW by the negotiated Preliminary Interface Design Definition (PIDD) and Final Interface Design Definition (FIDD) dates.  Any delay or revision of such interface data after negotiated dates shall be subject to remuneration to the extent it drives additional Seller effort or expense.  Seller shall not be obligated (design or build) to incorporate late interface definition during initial basic release if incorporation of late or revised interface information does not support Seller engineering and build schedule.

18.           For purposes of clarity, a single issuance of the following loads from Boeing to Seller shall constitute a complete Single Certification Loads Data Set (SCLDS) for Seller fuselage work:  1. Static ultimate, 2. Decompression, 3. Fatigue, 4. ITDAS templates, 5. Interface, and 6. Floor frame/decompression.  Seller’s Baseline Statement of Work price is limited to engineering effort and other expenses related to a single loads cycle as defined above as SCLDS.

19.                                 Seller’s Baseline Statement of Work price is based upon Boeing providing [*****], by dates to be agreed upon as related to support nonrecurring product definition for the associated structure.

20.                                 Boeing shall be responsible for providing payloads certification interface loads for interior items attaching to section 41 structure including but not limited to lavatory, galley, closet, AROs, seats, and crew rest.  For concentrated interior loads greater than 300 lbs (waste water tank, water tank, instrument closets, etc.), discrete loads shall be included in the

16

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

BOEING / Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

floor/frame internal loads analysis.  Boeing shall provide interface loads by dates to be agreed upon as relates to support nonrecurring product definition for the associated structure.  Any delay or revision of such loads data shall be subject to remuneration to the extent it drives additional Seller effort or expense.

21.                                 The Baseline Statement of Work price is based on informal One-Page loads Estimate Comparison received as part of Boeing letter 6-5255-CH-10-133 on September 15, 2010.  Such load comparison shows [*****].  Any exceedance [*****] that impacts Seller Design, Build or Analysis effort will be subject to remuneration.

22.                                 The Baseline Statement of Work price is based on utilization of 767-400 Structural Criteria document requirements existing prior to the execution of this MOA (D6T11108-2, Rev. A, dated May 27, 1998 and D141T-001, Rev B, dated August 24, 1998).

23.                                 The Baseline Statement of Work price is based on the multi-element design/construction approach and the failsafe analysis approach used on current 767 Passenger airplanes in existence prior to the execution of this MOA.

24.                                 Boeing Structures Work Station (SWS) and Common Structural Work Station (CSW) analysis tools (IAS, SA, SA+, SAPB, MATDB, FASTDB, IDTAS, FEADMS, Moss-Duberg, FAMOSS, APARD, DTNAL and other programs for Damage Tolerance) shall be made available to and utilized by Seller, and are the basis for the Baseline Statement of Work price.

25.                                 Boeing shall provide access to Boeing’s internal loads (Python) codes to Manipulate Bulk Data File (BDF) for model updates.  Specific Python codes Include split.py, split_grid.py, and apard_properties.py.

26.                                 The Baseline Statement of Work price does not include Seller support to Boeing for the Aircraft Recovery Documents of Flight Testing.

27.                                 Strength Check Notes (SCN) shall be archived electronically in the ANI/Castle database by Boeing.  Seller shall create cover sheets and provide files to Boeing for submittal in the database by the Boeing librarian.  Filing of SCNs in Enovia is not in Seller’s Baseline Statement of Work.

28.                                 SCNs are considered informal analysis notes.

29.                                 Quality requirements shall be D6-36592-1, Rev. A.

30.                                 The Baseline Statement of Work price is based on certification analysis deliverables from Seller section 41 to Boeing limited to inputs for the following documents:

a.                                       Static/Ultimate

b.                                      Damage Tolerance

17

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

BOEING / Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

c.             Sudden Pressure Loss

d.             Detailed Level Report

e.             Maintenance Planning Document

31.                                 Seller Baseline Statement of Work price includes section 41 inputs for the formal certification documents listed above and respective OBAR 8100-3 form approvals as of the date of execution of this MOA.  Compilation and formatting of the certification documents shall be Boeing’s responsibility.  For purposes of clarity, Seller’s Baseline Statement of Work price does not include any certification or analysis for testing or any test hardware/units.  Seller shall review all SCNs for approval for certification in accordance with D6-36592-1, Rev. A July 14, 2009.  Spirit will support Boeing review of SCNs.  If Boeing requests revisions that are not directly due to technical findings caused by Seller, such impact will be subject to remuneration to Seller.

32.                                 Boeing shall provide Seller access to GTTA drawings, CATIA, models and stress analysis for 767-2C structure that is the same or similar to GTTA structure.

33.                                 Boeing shall be responsible for making all entries into the WDEX system for 767-2C.  Seller shall provide weight information to Boeing if and as required per an agreed to weight process to be determined.

34.                                 Standard Boeing Commercial Damage Tolerance Methods (D6-24958, Book 3, Oct 2009 Revision) shall be utilized for damage tolerance analysis of modified details.

35.                                 Any Item B parts are parts for which engineering responsibility for the non-structural details and assemblies resides with Boeing, but the engineering responsibility for the next higher structural assembly and module resides with Spirit.  Build responsibility also resides with Spirit for such parts.  Any Item B parts to be installed by a Seller engineering module shall be released by Boeing by the engineering release date to be negotiated between the parties.  Any Boeing engineering parts that are not released by their negotiated date will not be included on Seller module release if late release does not support Seller engineering and build schedule.

36.                                 Based on the One-Page loads Comparison received as part of Boeing letter 6-5255-CH-10-133 on September 15, 2010, Boeing and Seller will agree to document areas of minimal loads and requirements changes, and agree on analysis and documentation required for such areas by Firm Structure Loads Configuration (FSLC), Dec 17, 2010.  [*****] (scheduled for release in the fall of 2011) or other Boeing requirements changes that drive additional analyses effort for Spirit above the documented agreement shall be subject to remuneration.

37.                                 The Baseline Statement of Work price is based on the -400 FAA amendment level and certification requirements applicable prior to

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Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

BOEING / Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

execution of this MOA; and therefore assumes that any required increase or change in certification level that impacts new or existing part cards, including analysis, design or build activity, shall be subject to remuneration.  No test hardware or modification of certification requirements from the 767 baseline passenger configurations in sustaining production prior to the execution of this MOA produced are included in the Baseline Statement of Work price.  As such, the 767-200C is planned to be certified to 14 CFR Amendment 25-159 with the following exceptions as per G-1 paper draft:

a.                                       25.677(b) at 25-23

b.                                      25.1435(a)(b) at 25-41

c.                                       25.1329(h) at 25-46

d.                                      25.783(e)(f) at 25-23

e.                                       25.365(e), e(2) at 25-54 (same as original certification basis for 767)

f.                                         25.571 at 25-86

g.                                      25.1301 at 25-0

h.                                      25.1309 at 25-41

38.                                 The Baseline Statement of Work price does not include any modifications in bird strike protection requirements from the 767 baseline passenger configurations in sustaining production prior to the execution of this MOA, nor does it include any modifications in the location of critical flight control systems/components requiring such protection.

39.                                 The Baseline Statement of Work price is based upon material usage consistent with Seller’s 767 commercial usages prior to the execution of this MOA.  For any new material requirements, Boeing shall be responsible for providing allowables data for analysis and certification activities.

40.                                 The Baseline Statement of Work is based on a maximum of 43 Item A part cards.  Effort required for additional part cards beyond the 43 shall be subject to remuneration.  Seller shall have the opportunity to conduct manufacturing producibility review of new Boeing engineering planned for installation by Seller.  New engineering for which Boeing is responsible shall include determinant assembly features as required by Seller manufacturing to support Seller build plan.

19

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

BOEING / Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

.41.                              Except as otherwise set forth herein, the Baseline Statement of Work price is based upon use of the same software applications utilized for the 767 Program prior to the execution of this MOA.

20

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

BOEING / Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

Exhibit C

10-BOE-GBH-114 Rev. New, dated February 3, 2011
Spirit AeroSystems, Inc. Proprietary, Business Confidential, Boeing Proprietary.

The information herein may contain Technical Confidential data under Category VIII (i) of the International Traffic in Arms Regulations (ITAR).  The control of this data is set forth by the Department of State, Department of Defense Trade Controls:  32 CFR§120-130.  Export of this data by any means to unauthorized persons, as defined by these laws, whether in the United States or abroad, without an export license or other approval from the U.S. Department of State is expressly prohibited.

STRUT BASELINE STATEMENT OF WORK

STRUT BASELINE STATEMENT OF WORK AND GENERAL QUALIFICATIONS

The following constitutes the basis for Seller’s Baseline Statement of Work price, and modification from 10-BOE-GBH-114 Rev. New dated February 3, 2011 constitutes a Change.

A.                                    STRUT BASELINE STATEMENT OF WORK

Seller’s Baseline Statement of Work is based upon the 767-200ER 311T4290-61 and -62 strut assemblies, with a change from the PW4060 engine to the PW4062 engine, and with installation of a larger Integrated Drive Generators (IDG) to support electronic loading.  In addition, the Seller Baseline Statement of Work includes provisions for a larger power feeder cable and grounding and wire bundle enhancements as set forth herein.

Excluded from this statement of work are Coordination Sheet P-YP70-ERA 10-08 dated 4/26/10 regarding provisions for Electromagnetic Effects Requirements for the Engine and Cowl of the 767-2CX (including, but not limited to, HIRF and lightning strike protection), and Coordination Sheet P-YP70-ERA 10-03 dated 2/25/10.

B.                                   STRUT GENERAL QUALIFICATIONS

1.                                       Test Instrumentation hardware is not defined and is not included in the Baseline Statement of Work price.

2.                                       Tooling and NC tapes impacts associated with engineering changes are not included in the Baseline Statement of Work price.

3.                                       Seller’s administration responsibilities shall be: 1. program planning and scheduling, 2. coordination meetings with Boeing program office, and 3. records management.

4.                                       Seller’s certification responsibilities shall be: 1. Management of Seller’s portion of strut structures certification effort, 2. Coordinate with Boeing in Boeing’s certification effort as needed, 3. Preparation of data for inclusion in certification document deliverables as part of Boeing’s certification plan, and 4. Signature of 8100 forms as appropriate.  Certification document deliverables are static analysis (ultimate, limit), damage tolerance analysis, fan blade out and windmilling, and rotor burst.

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Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

BOEING / Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

5.                                       Seller’s design support responsibilities shall be: 1. Supervision of structural analysis effort, 2. Review and incorporation of new, single set of certification loads, pressures, and temperatures, 3. Complete loads assessment of strut structure for new loads against -300ER certification loads, 4. Development of strength check notes for all strut structure with higher loads than -300ER, 5. Review and approve 120KVA power feeder provisions, 6. Assist Boeing in minor updates to the Structural Repair Manual (SRM) revisions/documents to the extent specified herein, 7. Provide data and forms for the Maintenance Planning Document and Structural Inspection Planning Data (SIPD), and 8. Execution of Seller Material Review Board (MRB) effort required prior to certification for rejection tags.

6.                                       Seller shall be responsible for work statement in support of the strut box structure as follows: 1. Structural analysis including ultimate, limit, fatigue, damage tolerance, Fan Blade Off (FBO)/windmilling, rotor burst and wheels-up landing, 2. Revise finite element modeling for inclusion in integrated finite element model, 3. Validate Integrated Finite Element Model (IFEM), 4. Determine fatigue life, 5. Determine margins of safety, 6. Determine damage tolerance capability to include residual strength, crack growth, and Damage Tolerance Rating (DTR) analysis, 7. Prepare analysis documentation to include strength check notes and formal analysis inputs, and 9. Transmit analysis to Boeing.  For transmission of analysis to Boeing, electronic PDFs are acceptable, and original paper copies shall be provided by Seller upon request.

7.                                       Seller shall be responsible for the design and substantiation of strut box structure, including R1 first fastener row and on, and R2 first fastener row and on.  Seller responsibility for design and substantiation of strut box structure excludes: 1. All strut-to-wing attachment links and pins, 2. Strut mounted R3/R4 (duckbill) fitting, 3. Strut mounted R1 lug and effects of link misalignment, and 4. Strut mounted R2 lug and effects of link misalignment, 5. Strut mounted R7/R8 lug and effects of link misalignment.

8.                                       Seller shall be responsible for design and substantiation for strut-to-wing attachment, including strut fittings, and shall not be responsible for engine mount structure.  In addition the Baseline Statement of Work price does not include combustor burn through analysis, damage locations modifications, or modifications to sonic environment.

9.                                       Boeing shall provide loads, pressures, temperatures and sonic environment data to Seller.  Seller’s Baseline Statement of Work price is based upon a single set of loads, pressures, temperatures and sonic environment data.

10.                                 Seller’s Baseline Statement of Work price is based on use of existing strut hardware as defined by Section A above with no alteration except for upper spar web cut out enlargements (reference DWG 311T3110-60).

22

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

BOEING / Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

11.                                 Seller’s price for the Baseline Statement of Work does not include: 1. Test support, 2. Test hardware, 3. Writing of test plans or test reports, 4. Support for Preliminary Design Review (PDR) or Critical Design Review (CDR), 5. Travel, 6. Safety assessment of existing fleet hardware to current certification basis or analysis methods, nor 7. Air Force specific requirements beyond those required by FAA.

12.                                 Seller’s price for the Baseline Statement of Work price does not include [*****] except for any new or revised detail as required by this Baseline Strut SOW.

13.                                 Seller shall provide stress AR support as needed.

14.                                 A fitting factor shall be used with current understanding of FAA requirements for a new design, not as a derivative.

15.                                 Seller’s Baseline Statement of Work price includes the strut mounted fan cowl support beam and strut fairings.

16.                                 Boeing shall provide strains and STW reactions from previous static 767-200 tests or from 767-2C static tests for model validation purposes.

17.           Seller’s Baseline Statement of Work price includes Seller engineering effort associated with a single set of load cycle data provided by Boeing to Seller.  Loads for all documents including formal documents shall come from this single set of load cycle data provided by Boeing to Seller.  For purposes of clarity, a set of load cycle data for strut shall constitute a complete set of certification loads, including, but not limited to, dynamic gust, static maneuver, IFEM, FBO, windmilling, sonic, and fatigue.

18.                                 For purposes of clarity, a single issuance of the following loads from Boeing to Seller shall constitute a complete Single Certification Loads Data Set (SCLDS) for strut: 1. Dynamic gust, 2. Static maneuver, 3. IFEM, 4. FBO, 5. Windmilling, 6. Sonic, and 7. Fatigue.  Seller’s Baseline Statement of Work price is limited to engineering effort and other expenses related to a single loads cycle as defined above as SCLDS.

19.                                 Seller’s Baseline Statement of Work price is limited to a maximum of [*****] hours of SRM support, including AD and repairs efforts.  If any additional effort is required to complete SRM support, this would require a Statement of Work update.

20.                                 Seller’s Baseline Statement of Work price includes [*****] damage tolerance details in total.

21.                                 Structural modifications with respect to 120kVA power feeder shall be limited to upper spar web penetration and lower disconnect panel.

22.                                 Seller’s Baseline Statement of Work price is based on use of the same Boeing analysis tools utilized by the Parties prior to execution for this MOA.  Seller’s

23

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

BOEING / Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

Baseline Statement of Work price is based upon FAA level existing prior to the execution of this MOA.

23.                                 Except as otherwise set forth herein, the Baseline Statement of Work price is based upon use of the same software applications utilized for the 767 Program prior to the execution of this MOA.

NACELLE BASELINE STATEMENT OF WORK AND GENERAL QUALIFICATIONS

The following constitutes the basis for Seller’s Baseline Statement of Work price, and modification from 10-BOE-GBH-114 Rev. New Dated February 3, 2011 constitutes a Change.

A.                                    NACELLE BASELINE STATEMENT OF WORK

1.                                       Seller’s Baseline Statement of Work is based upon the [*****].  In addition, the Seller Baseline Statement of Work includes provisions for grounding and wire bundle enhancements as set forth herein, enhancements or modifications to composite panels within Propulsion are excluded.

2.                                       Excluded from this statement of work are Coordination Sheet P-YP70-ERA 10-08 dated 4/26/10 regarding provisions for Electromagnetic Effects Requirements for the Engine and Cowl for the 767-2CX (including, but not limited to, HIRF and lightning strike protection), and Coordination Sheet P-YP70-ERA 10-03 dated 2/25/10.

3.                                       The Nacelle NRE Baseline Statement of Work price is based upon “Statement of Work Attachment A” (2010-01-12_767_SOW_Update) from Boeing 7A7 Propulsion RFP letter No. 6-5-255-CH-10-091 dated January 21, 2010 except as otherwise set forth herein.

4.                                       314T4080-9 inlet assembly, 314T4085-11 & -12 fan cowl assemblies, and 314T4090-21 & -22 core cowl assemblies nacelle hardware, other than thrust reverser, shall be used with no change.  The thrust reverser revised for tanker 315T4295-80, -82, -83 and -85 shall be used with no change.  The current configuration has already been modified to account for new IDG and shall not result in any further modification.  Partial RTO and low power burst duct conditions are applicable.  Wire bundles installed in the inlet and thrust reverser shall be revised to address increased EME/HIRF threat levels.

24

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

BOEING / Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

B.                                    NACELLE GENERAL QUALIFICATIONS

1.                                       Seller shall be responsible for design and substantiation of inlet, fan cowl, fan duct cowl, and thrust reverser.

2.                                       Boeing shall be responsible for: a. Design and substantiation of nozzle and plug, b. All installation and installation hardware (design and stress), c. Approval of all design data, d. Certification of all nacelle hardware and its installation, including inlet, fan cowl, chine, fan duct, thrust reverser, core cowl and load share, nozzle, and plug, e. Provide revised SCDs that address or reflect any new certification requirements as well as changes necessary to accommodate increased thrust and additional accessories, f. Provide thermal and sonic environment, g. Provide external loads.

3.                                       Seller is responsible for recalculating margins of safety.

4.                                       The product shall be FAA certified and include pRTO, burst duct, FBO/Windmilling and fitting factor.

5.                                       767 thrust reverser interchangeability with 747 models shall not be included or evaluated.

6.                                       Revised grounding provisions to cowl assembly per latest requirements. Full scale inner wall static test prior to engine test shall not be required.

7.                                       Safety assessment of existing fleet hardware to current certification basis is not included in the Baseline Statement of Work price.

8.                                       Partial RTO condition for the inner wall that results in modifications to the inner wall shall be subject to remuneration for modifications to the inner wall.

9.                                       Changes in Boeing analysis tools that result in redesign of previously acceptable structure, even if loads are lower, shall be subject to remuneration for such redesign.

10.                                 FAA amendment level revisions resulting in redesign of previously acceptable structure, even if loads are lower, shall be subject to remuneration for such redesign.

11.                                 Test Instrumentation hardware is not defined and is not included in the Baseline Statement of Work price.

12.                                 Tooling and NC tapes impacts associated with engineering changes are not included in the Baseline Statement of Work price.

13.                                 For purposes of clarity, a single issuance of the following loads from Boeing to Seller shall constitute a complete Single Certification Loads Data Set (SCLDS) for nacelle: a. Maneuver, b. Fail safe, c. IFEM, d. FBO, e. Windmilling, f. pRTO, g. Pressure, h. Temperature, I. Sonic Environment, and j. Fatigue. Seller’s Baseline Statement of Work price is

25

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

BOEING / Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

limited to engineering effort and other expenses related to a single loads cycle as defined above as SCLDS.

14.                                 Except as otherwise set forth herein, the Baseline Statement of Work price is based upon use of the same software applications utilized for the 767 Program prior to the execution of this MOA.

C.                                    NACELLE WORK STATEMENT ADMINISTRATION

Seller administration responsibilities for the nacelle are:  1. Program planning and scheduling, 2. Participation in coordination meetings with Boeing and Boeing Defense Systems as needed, and 3. Records management of Seller created documents and transmittals received from Boeing.

Boeing shall be responsible for coordination with Pratt and Whitney, and Seller shall support the coordination as necessary.

D.                                    NACELLE CERTIFICATION

Seller certification responsibilities shall be: 1. Management of Seller portion of nacelle structures certification effort, 2. Review of and input to the Boeing provided certification plan, 3. AR to support certification effort including delegation, 4. Work of certification activities with Boeing and Boeing Defense Systems, 5. Support certification meetings with the FAA, 6. Prepare analysis data to include review and comments to the certification document, stress and damage tolerance analysis, and 7. Review and sign off of drawings, not including any additional effort associated with a Boeing final approval if deemed necessary.

Boeing shall bear certification responsibilities except as set forth above. Boeing certification responsibilities shall include: 1. Coordination and release of the certification plan, 2. Primary responsibility for support of the FAA/BDCO, 3. Preparation of data for inclusion of certification document deliverables relative to summary data, and 4. Coordination and submittal of certification documents for approval by the certifying entity.

E.                                      NACELLE INTEGRATION

Seller shall have the following responsibilities relative to integration of the inlet, chine, fan cowl, thrust reverser, and core cowl: 1. Demonstration of means of compliance, 2. Design review support for PDR and CDR, 3. Coordination with other groups within Seller, 4. Obtain new or revised loads pressures and temperatures, 5. Provide detail analysis for internal temperatures and loads, 6. Develop and transmit internal loads transmittal sheets, 7. Submit strength check notes for review and approval by Boeing, 8. Submit for review and approval SRM documents, and 9. Provide redlines and analysis for approval.

Boeing shall have the following responsibilities relative to integration of the inlet, chine, fan cowl, thrust reverser and core cowl: 1. provide specific design requirements, 2. Provide thermal and sonic environment, external loads including,

26

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Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

but not limited to IFEM, FBO, and windmilling, 3. Develop and transmit external loads transmittal sheets, 4. Provide AR support for SRM revisions and documents, and 5. Complete and release SRMs.

F.                                      NACELLE DESIGN EFFORT

Seller responsibilities relative to direct support of the design effort for inlet, chine, fan cowl, thrust reverser, and core cowl shall be as follows: 1. Conduct loads review and structural analysis effort, 2. Review and incorporate loads, pressures and temperatures, 3. Review existing structural analysis against new loads, 4. Revise structural analysis as required against new loads, 5. Develop strength check notes and update for new loads as necessary, 6. Review and approve revised drawings as necessary, 7. Develop SRM revisions/documents, provide engineering support to the MRB effort prior to certification for rejection tags, 8. Provide work statement support to Boeing relative to revision of the thrust reverser and core cowl to accommodate the new IDG.

G.                                    NACELLE pRTO SUBSTANTIATION FOR THRUST REVERSER, V-BLADE DISENGAGEMENT

Seller responsibilities relative to Partial Refused Take Off (pRTO) substantiation for the thrust reverser and for v-blade disengagement shall be as follows: 1. Support for 767 PW pRTO compliance via review and incorporation of 737/777 Lessons Learned, 2. Support Boeing test and analysis planning through review and input to test plan, 3. Provide overall minimum engagement analysis for v-groove/blade stack up analysis, 4. Provide new thrust reverser FE model, including 3D CATIA Model conversion, to support FE meshing for modeling only, 5. Validation of new FEM model against full scale engine test data provided by Boeing, 6. FEM correlation of inner v-blade deflection against test data, 7. Support selection of critical deployed positions, 8. Support definition of limit load case (P13 and P15 pressure loading) for pRTO normal operation, and 8. Support of Boeing safety assessment, Seller shall not be responsible to: 1. Provide safety analysis, 2. Conduct testing, nor 3. to provide FBO hardware.

Boeing responsibilities relative to pRTO substantiation for the thrust reverser and for v-blade disengagement shall be as follows: 1. Conduct test, 2. Provide test plan and documentation, 3. Provide probability study related to safety, 4. Provide, including 3D modeling effort, blocker door kinematics analysis (drag link and blocker door angles versus deployment positions), 5. Provide the necessary engine interface information for v-groove/blade stack-up analysis, 6. Provide determination of translating sleeve deployment times, 7. Provide definition of limit load case (P13 and P15 pressure loading) for pRTO normal operation.

H.                                    NACELLE ENGINE TEST SUPPORT

Seller engine gest support responsibilities shall be as follows: 1. provide input to Boeing regarding instrument test drawings, 2. Provide detail and end item hardware conformity for conformity inspection, 3. Provide input and installation instrumentation as required by Full Scale Engine Test document including on-site

27

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BOEING / Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

support during the test, 4. Support of Boeing test preparation as necessary, 5. Support of Boeing test data reduction efforts by formatting data, and 6. Support Boeing test data analysis and report through participation in meetings and Boeing coordination efforts.

Boeing engine test responsibilities as the primary responsible Party shall be as follows: 1. Conduct test, 2. Provide and release instrument test drawings, 3. Conform overall test configuration, 4. Provide and release test preparation, 5. Provide test data reduction efforts, and 6. Provide test data analysis and report.

I.                                         NACELLE STRUCTURAL ANALYSIS

Seller structural analysis responsibilities as the primary responsible Party shall be as follows: 1. CFO Loads or Loads from engine test applied to model for all design load cases, 2. Generate plots of vent area versus under cowl pressure, 3. FE model prediction of v-blade deflections based on engine test pressure loads, 4. Review model correlation between engine data and FE model deflection, 5. Inner v-blade deflection versus various translating sleeve deployment position to determine the peak deflection, 6. Sensitivity study showing major contributors to v-blade deflection at various sleeve deployment position, 7. Perform detailed stress analysis to obtain margin of safety of fan duct assembly/thrust reverser and core cowl at critical sleeve deployment positions, 8. Provide internal certification loads for final certification design loads, 9. Conduct stress analysis of inlet, chine, fan cowl, thrust reverser, and core cowl, 10. Provide analysis summary for static and damage tolerance analysis, 11. Prepare and transmit analysis documentation to Boeing, and 12. Prepare and transmit documentation in support of Certification documentation.

J.                                      NACELLE FBO/WINDMILLING SUBSTANTIATION

Seller FBO/windmilling substantiation responsibilities shall be as follows: 1. Revise FEM for inclusion in integrated FEM model, 2. Apply FBO/windmilling loads to structure (FEM), 3. Evaluate structure for FBO and windmilling loads, 4. Prepare analysis documentation for FBO and windmilling conditions, and 5. Transmit analysis to Boeing.

Boeing shall provide interface loads to Seller for FBO/windmilling substantiation.

K.                                    NACELLE WIRING

Existing clamps and brackets are the basis for the Baseline Statement of Work price.

Additional grounding provisions shall require no new analysis by Seller.

L.                                     CONVERSION

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BOEING / Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

Sellers price for the Baseline Statement of Work price does not include any [*****] except for any new or revised detail as required by this Baseline Nacelle SOW.

29

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

BOEING / Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

Exhibit D
Notional Production Lot Summary

Title	Quantity
LRIP Lot 1 Low Rate Initial Production (Lot 1)	[*****]
LRIP Lot 2 Low Rate Initial Production (Lot 2)	[*****]
Full Rate Production Lot 3 Full Rate Production (Lot 3)	[*****]
Full Rate Production Lot 4 Full Rate Production (Lot 4)	[*****]
Full Rate Production Lot 5 Full Rate Production (Lot 5)	[*****]
Full Rate Production Lot 6 Full Rate Production (Lot 6)	[*****]
Full Rate Production Lot 7 Full Rate Production (Lot 7)	[*****]
Full Rate Production Lot 8 Full Rate Production (Lot 8)	[*****]
Full Rate Production Lot 9 Full Rate Production (Lot 9)	[*****]
Full Rate Production Lot 10 Full Rate Production (Lot 10)	[*****]
Full Rate Production Lot 11 Full Rate Production (Lot 11)	[*****]
Full Rate Production Lot 12 Full Rate Production (Lot 12)	[*****]
Full Rate Production Lot 13 Full Rate Production (Lot 13)	[*****]

30

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

BOEING / Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

Exhibit E
Economic Price Adjustment Provision

This Economic Price Adjustment (EPA) provision will be included in the amendment to SBP MS-65530-0016 and may be included in sub-tier contracts in support of the program.

(a)                                  The provisions of this EPA clause provide for both price increases and decreases to protect the USAF (Hereinafter “Customer”), Boeing and the Seller from the effects of economic changes as specified by the indices and the bands as specified in this clause.  It shall be the intent of the Customer and Boeing to identify any adjustment authorized by this clause prior to the release of requirements by the Customer for the applicable government fiscal year procurement lot quantities.  Boeing shall notify the Customer in writing no later than [*****] calendar days prior to the scheduled release of such requirements if an increase or decrease in the applicable pricing is warranted pursuant to the terms of this clause.  The notice to the Customer shall include the amount of the increase or decrease relative to Seller’s pricing.

(b)                                 Within [*****] days following authorization from the Customer, Boeing shall issue to Seller a change to the applicable Order(s) revising the pricing upwards or downwards as appropriate for the requirements supporting the applicable EPA period.

(c)                                  Adjustments under this clause, if any, shall be based upon the formula specified in Paragraph (g) below.  These adjustment amounts are subject to either upward or downward movement.

(d)                                 [*****] shall be used as the standard of measurement for this clause.  The index used for calculations for this clause is [*****].

(e)                                  The following rules shall apply in making numeric calculations under this clause:

(1) Round decimals to 4 decimal places;
(2) Round dollar calculations to the nearest whole dollar;
(3) Round up numbers equal to or greater than 5;
(4) Round down numbers less than or equal to 4;
(5) Round percentages to 2 decimal places (e.g. 3.47%)

(f)                                    For purposes of calculating the adjustments required by this clause, the following projected average annual index rates shall apply.  The source of the baseline projected indices shown below is [*****].  For the years beyond [*****] the last data point of escalation will be projected at the same rate (straight-lined) on an annual basis through the final period of performance.  Table 1 reflects the projected index based on [*****], year [*****] ([*****] per annum).

Table 1 - Baseline Projected Average Annual Index Rates

Projected Time Period	Dec (1985 = 100) Index Rate
CY[*****]	[*****]
CY[*****]	[*****]
CY[*****]	[*****]
CY[*****]	[*****]
CY[*****]	[*****]
CY[*****]	[*****]
CY[*****]	[*****]
CY[*****]	[*****]
CY[*****]	[*****]
CY[*****]	[*****]

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BOEING / Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

CY[*****]	[*****]
CY[*****]	[*****]
CY[*****]	[*****]
CY[*****]	[*****]

(g)                                 The economic price adjustment shall be calculated as follows:

(1)	[*****]

[*****]

[*****]

(2)	[*****]

(3)	[*****]

(4)	[*****]

(5)	[*****]

(h)                                 [*****]:

Example calculation for [*****]:

		Example 1 CY2010	Example 2 CY2010	Example 3 CY2010
STEP	FORMULA	RESULT	RESULT	RESULT
1	[*****]	[*****]	[*****]	[*****]
2	[*****]	[*****]	[*****]	[*****]
3	[*****]	[*****]	[*****]	[*****]
4*	[*****]	[*****]	[*****]	[*****]
5	[*****]	[*****]	[*****]	[*****]
6	[*****]	[*****]	[*****]	[*****]
7	[*****]	[*****]	[*****]	[*****]
8	[*****]	[*****]	[*****]	[*****]

*If the resulting value is between [*****] and [*****], no adjustment will be calculated, therefore, do not proceed to Step 5.

EXAMPLE 1:  The EPA adjustment is a [*****] decrease in the Price.

EXAMPLE 2:  There is no EPA adjustment since the trigger band was not exceeded.

32

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

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Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

EXAMPLE 3:                         The EPA adjustment is a [*****] increase in the Price.

(i)                                     Once an adjustment to an eligible Item’s Product price amount has been accomplished under this clause, or a determination made that no adjustment is permitted pursuant to paragraph (g)(4) above, said item shall not be subject to further Economic Price Adjustment for that applicable period.

(j)                                     In the event the [*****] used are discontinued; or if [*****] suspends publication of an index identified in paragraph (d) above or significantly alters the method of calculating the index, Boeing and the Customer shall agree upon an appropriate substitute index for use under this clause and provide that index to Seller.  If the Boeing and the Customer cannot agree on a substitute or comparable index within [*****] calendar days after an index has been discontinued or altered in method of calculation, Boeing may, acting unilaterally and subject to Customers appeal in accordance with the applicable contract, either adopt the [*****] as altered or establish a new index which shall be provided to Seller.

(k)                                  Any dispute arising under or related to the terms and/or procedures set forth in the foregoing paragraphs shall be resolved in accordance with the provisions of the contract’s Disputes clause allocated in GTA BCA-65530-0016.

33

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

BOEING / Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

Exhibit F
FAR and DFAR regulations

Flow Down Clauses Applicable to Spirit AeroSystems, Inc.

Flowdown of FAR Clauses Applicable to Commercial Items — The FAR clauses listed in FAR 52.244-6(c)(1) below, except as provided in the notes for the clauses marked by asterisks, are incorporated herein by this reference, except that “Contractor” shall mean “Seller.”  The Seller shall flow down FAR 52.244-6, as modified below, to its suppliers, consistent with the notes.

FAR 52.244-6 SUBCONTRACTS FOR COMMERCIAL ITEMS (DEC 2009)

(a)                                  Definitions.  As used in this clause—“Commercial item” has the meaning contained in Federal Acquisition Regulation 2.101, Definitions.

“Subcontract” includes a transfer of commercial items between divisions, subsidiaries, or affiliates of the Contractor or subcontractor at any tier.

(b)                                 To the maximum extent practicable, the Contractor shall incorporate, and require its subcontractors at all tiers to incorporate, commercial items or nondevelopmental items as components of items to be supplied under this contract.

(c)                                  (1)                                  The Contractor shall insert the following clauses in subcontracts for commercial items:

(i)                                     52.203-13, Contractor Code of Business Ethics and Conduct (Dec 2008) (Pub. L. 110-252, Title VI, Chapter 1 (41 U.S.C. 251 note)), if the subcontract exceeds $5,000,000 and has a performance period of more than 120 days.  In altering this clause to identify the appropriate parties, all disclosures of violation of the civil False Claims Act or of Federal criminal law shall be directed to the agency Office of the Inspector General, with a copy to the Contracting Officer.

(ii)                                  [Reserved]

*(iii)                        52.219-8, Utilization of Small Business Concerns (May 2004) (15 U.S.C. 637(d)(2) and (3)), if the subcontract offers further subcontracting opportunities.  If the subcontract (except subcontracts to small business concerns) exceeds $550,000 ($1,000,000 for construction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.

**(iv)                52.222-26, Equal Opportunity (Mar 2007) (E.O. 11246).

**(v)                   52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Sep 2006) (38 U.S.C. 4212(a)).

**(vi)                52.222-36, Affirmative Action for Workers with Disabilities (June 1998) (29 U.S.C. 793).

(vii)                           [Reserved]

(viii)                        52.222-50, Combating Trafficking in Persons (Feb 2009) (22 U.S.C. 7104(g)).

(ix)                                [Reserved]

(2)                                  While not required, the Contractor may flow down to subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.

34

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Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

(d)                                 The Contractor shall include the terms of this clause, including this paragraph (d), in subcontracts awarded under this contract.

Notes:

*Not applicable to the performance of Seller to the extent that the contract, together with all of its subcontracts, will be performed entirely outside the United States and its “outlying areas” as defined in FAR 2.101.

**Not applicable to the performance of Seller to the extent that both the performance of its work under the contract, and its recruitment of workers, will occur outside the United States, Puerto Rico, the Northern Mariana Islands, American Samoa, Guam, the U.S. Virgin Islands, and Wake Island.  If a supplier will perform any work, or recruit any workers, within the United States, Puerto Rico, the Northern Mariana Islands, American Samoa, Guam, the U.S. Virgin Islands, and Wake Island, then this clause must be flowed down to that supplier.

Flowdown of DFARS Clauses Applicable to Commercial Items — The DFARS clause listed in DFARS 252.244-7000(c) below, is incorporated herein by this reference, except that “Contractor” shall mean “Seller.”  The Seller shall flow down DFARS 252.244.7000 to its suppliers, as modified below.

DFARS 252.244-7000 SUBCONTRACTS FOR COMMERCIAL ITEMS AND COMMERCIAL COMPONENTS (DOD CONTRACTS) (AUG 2009)

In addition to the clauses listed in paragraph (c) of the Subcontracts for Commercial Items clause of this contract (Federal Acquisition Regulation 52.244-6), the Contractor shall include the terms of the following clause, if applicable, in subcontracts for commercial items or commercial components, awarded at any tier under this contract:

(a)  [Reserved]

(b)  [Reserved]

(c)  252.246-7003 Notification of Potential Safety Issues.

(d)  [Reserved]

(e)  [Reserved]

35

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

BOEING / Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

Exhibit G
[*****]

[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

[*****]	Dollars	Dates
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]

[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

[*****]	Dollars	Dates
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

[*****].

36

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

BOEING / Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

EXHIBIT H
[*****]

The following [*****] elements and deliverables are applicable to nonrecurring efforts associated with the Baseline Statement of Work for propulsion.

1.                                       Structural Assessment of static strength for Fan Blade Out (FBO) loads, Ultimate External Dynamic Gust and Ground loads, and ultimate External Static Maneuver loads

(Based upon delivery of loads by Boeing as part of the single loads cycle)

a.                                       Strut (and Fan Cowl Support Beam (FCSB):

i.                                          [*****].

1.                                       Revise finite element modeling for inclusion in integrated finite element model,

2.                                       Conduct loads assessment of strut structure for new loads (listed above) against -300ER certification loads, and

3.                                       Conduct a single static strength assessment of critical details for FBO loads, Ultimate External Dynamic Gust and Ground Loads, and Ultimate External Static Maneuver loads in order to identify any inadequate margins of safety.

4.                                       For the purpose of clarity, critical strut details are: spar assemblies, side skin assemblies, engine mount bulkheads, frames, and hinge fittings.

ii.                                       [*****]

1.                                       Provide Engineering Memo(s) for:

a.                                       Summary of loads assessment,

b.                                      Margin of safety summary with critical conditions, and

c.                                       List of strut details which require redesign to ensure static strength capability and a description of proposed changes.

2.                                       Provide updated strut FEM model for inclusion into Boeing IFEM.

b.                                      Nacelle:

i.                                          [*****]:

1.                                       Review existing structural analysis against new loads, and

2.                                       Conduct a single assessment of critical details for FBO loads, Ultimate External Dynamic Gust and Ground loads, and Ultimate External Static Maneuver loads in order to identify any inadequate margins of safety for the inlet, fan cowl, fan duct cowl, and thrust reverser.

ii.                                       [*****]

1.                                       Provide Engineering Memo for:

a.                                       Summary of loads assessment,

b.                                      Margin of safety summary with critical conditions, and

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Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

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Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

c.                                       List of nacelle details which require redesign to ensure static strength capability and a description of proposed changes.

2.                                       Provide updated nacelle FEM model for inclusion in Boeing IFEM.

2.                                       Structural Analysis for Complete Loads Set

(Based upon delivery of loads by Boeing as part of the single loads cycle)

a.                                       Strut (and FCSB):

i.                                          [*****]:

1.                                       Conduct an assessment of critical details for loads that were received as part of the single loads cycle but not included in the first milestone for fatigue, discrete source damage tolerance, windmilling and wheels up landing (This milestone is not inclusive of any crack growth certification deliverables); and

2.                                       Conduct preliminary crack growth analysis for the purposes of evaluating Principal Structural Elements (PSE’s).

ii.                                       [*****]

1.                                       Provide Engineering Memo for:

a.                                       Margin of safety summary for fatigue and discrete source damage tolerance for critical details,

b.                                      Analysis summary for windmilling, wheels up landing, rotorburst and preliminary crack growth for critical details, and

c.                                       List of strut details which require redesign to ensure required fatigue and damage tolerance capability, and a description of proposed changes.

b.                                      Nacelle:

i.                                          [*****]

1.                                       Conduct an assessment of critical details for loads that were received as part of the single loads cycle, but not included in the first milestone for the inlet, fan cowl, fan duct cowl, and thrust reverser:

a.                                       Obtain new or revised loads pressures and temperatures;

b.                                      Detail analysis for internal temperatures and loads,

c.                                       Generate plots of vent area versus under cowl pressure, and

d.                                      Conduct stress analysis of all thrust reverser and core cowl structure.

2.                                       Partial Refused Take Off (pRTO) substantiation for the thrust reverser and for v-blade disengagement:

a.                                       Support Boeing test and analysis planning for through review and input to test plan as required up to milestone date,

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Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

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Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

b.                                      Conduct overall minimum engagement analysis for v-groove/blade stack up analysis,

c.                                       Support selection of critical deployed positions, if requested by Boeing and Spirit accepted completion date is prior to milestone date, and

d.                                      Support definition of limit load case (pressure loads P13 and P15) for pTRO normal operation, if requested by Boeing and Spirit accepted completion date is prior to milestone date.

3.                                       Windmilling:

a.                                       Apply FBO/windmilling loads to structure (FEM), and

b.                                      Evaluate structure for FBO and windmilling loads.

ii.                                       [*****]:

1.                                       Provide Engineering Memo of Assessment Results to include:

a.                                       Summary of loads assessment,

b.                                      Margin of safety summary with critical conditions (includes ultimate, limit, fatigue, damage tolerance, and Fan Blade Off (FBO)/windmilling), and

c.                                       List of nacelle details which require redesign to ensure required capability and a description of proposed changes.

2.                                       pRTO

a.                                       Provide Engineering Memo for

i.            Overall minimum engagement analysis for v-groove/blade stack up results;

ii.         Inputs for test plan, if requested by Boeing and Spirit accepted completion date is prior to milestone date;

iii.      Inputs for selection of critical deployed positions as required prior to milestone date,

iv.     Inputs for definition of limit load case (P13 and P15 pressure loading) for pTRO normal operation, if requested by Boeing and Spirit accepted completion date is prior to milestone date.

3.                                      Spirit Submittal of Certification package to PS-Div

a.                                       Strut (and FCSB)

i.                                          [*****];
(conducted once for a single set of loads)

1.                                       Development of strength check notes for strut structure with higher loads than -300ER,

2.                                       Conduct Finite Element Model validation,

3.                                       Preparation of data of Boeing’s certification plan, and

a.                                       Certification document deliverables are static analysis (ultimate, limit) and damage tolerance analysis for FBO, windmilling, rotor burst, and crack growth.

39

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

BOEING / Spirit AeroSystems Inc.
Special Business Provisions (SBP)
MS-65530-0016
Amendment 7

b.                                      Crack growth has traditionally been delayed to occur after initial type certification and should only be considered an element of this milestone if both parties have mutually agreed to complete all DTR forms prior to certification.

4.                                       Signature of 8100 forms as appropriate.

ii.                                       [*****]:

1.                                       SCN’s transmitted to Boeing,

2.                                       DTR forms transmitted to Boeing, if both parties have mutually agreed to complete all damage tolerance crack growth deliverables prior to certification,

3.                                       Transmittal of formal documents inputs, and

4.                                       Completed 8100-9 forms as requested.

b.                                      Nacelle

i.                                          [*****]:

1.                                       Submit strength check notes for review and approval by Boeing,

2.                                       Preparation of data for inclusion in certification document deliverables as part of Boeing’s certification plan, and

3.                                       Signature of 8100 forms as appropriate.

ii.                                       [*****]:

1.                                       SCN’s transmitted to Boeing.

2.                                       Transmittal of formal document inputs, and

4.                                       8100-9 forms as requested.

40